As filed with the Securities and Exchange Commission on February 25, 2009
Securities Act Registration Statement No. 033-66528
Investment Company Act File No. 811-07912

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment	☐
Post-Effective Amendment No. 36	☒
and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 37	☒
(Check appropriate box or boxes)

OLD WESTBURY FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)
760 Moore Road
King of Prussia, PA 19406
(Address of Principal Executive Offices, including Zip Code)

Steven L. Williamson, Esq.
Bessemer Investment Management LLC
630 Fifth Avenue
New York, New York 10111
(Name and Address of Agent for Service)

COPY TO:

Robert M. Kurucza, Esq.
Goodwin Procter LLP
901 New York Avenue, NW
Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b) of Rule 485; or
☒	On February 28, 2009 pursuant to paragraph (b) of Rule 485; or
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485; or
☐	On (date) pursuant to paragraph (a)(1) of Rule 485; or
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Old Westbury Funds, Inc.
Prospectus

February 28, 2009

Investment Adviser

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Notice of Privacy Policy and Practices of Old Westbury Funds, Inc. is included with this Prospectus, but is not considered to be a part of the Prospectus.

OLD WESTBURY FUNDS, INC.

Prospectus
February 28, 2009

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund
(each a “Fund” and collectively, the “Funds”)

Bessemer Investment Management LLC—the
Funds’ Investment Adviser (the “Adviser”)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

FUND GOALS, STRATEGIES, RISKS AND PERFORMANCE

Old Westbury Funds, Inc. (“Old Westbury Funds”) offers seven portfolios or Funds. The following describes each Fund’s investment goal, principal investment strategies, principal risks and performance. There can be no assurance that a Fund will achieve its goal.

The investment goal of each Fund described in this section is fundamental and may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. Unless otherwise noted, the principal investment strategies and policies for each Fund are not fundamental and may be changed without shareholder approval.

Old Westbury U.S. Large Cap Fund

Investment Goal:  The Fund’s goal is to seek above-average long-term capital appreciation.

Principal Investment Strategies:  The Fund invests in a diversified portfolio of large capitalization U.S. companies that the Adviser believes have the potential for above-average returns. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of U.S. large capitalization companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser currently defines large capitalization U.S. companies as having, at the time of initial investment, a market capitalization of at least $10 billion. The securities of large capitalization companies are determined to be “U.S.” based on an issuer’s domicile, principal place of business or primary stock exchange listing. The Fund may continue to hold securities whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities.

To select securities for the Fund, the Adviser uses a disciplined investment process focused on expected earnings growth and valuation. Sector allocations are driven primarily by stock selection and secondarily by an assessment of top-down, fundamental prospects.

The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

Old Westbury Non-U.S. Large Cap Fund

Investment Goal:  The Fund’s goal is to seek long-term growth of capital.

Principal Investment Strategies:  The Fund invests in a diversified portfolio of large capitalization non-U.S. companies that the Adviser believes have the potential for above-average returns. Under normal circumstances, the Fund invests at least 80% of its net assets, including any borrowings for investment purposes, in equity securities of large capitalization non-U.S. companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser currently defines large capitalization non-U.S. companies as companies having, at the time of initial investment, a market capitalization of at least $10 billion. The securities of large capitalization companies are determined to be “non-U.S.” based on an issuer’s domicile, principal place of business or primary stock exchange listing. The Fund may continue to hold securities whose market capitalizations fall below the foregoing threshold subsequent to the Fund’s investment in such securities.

The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), American Depositary Receipts (“ADRs”) or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities. The Fund invests at least 65% of its total assets in securities of companies representing at least three countries, and may invest 25% or more of its assets in the securities of a single country. Emerging-market companies may represent up to 50% of the Fund’s assets.

To select securities for the Fund, the Adviser uses a disciplined investment process focused on expected earnings growth and valuation. Sector and country allocations are driven primarily by stock selection and secondarily by an assessment of top-down, fundamental prospects.

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The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

Old Westbury Global Small & Mid Cap Fund

Investment Goal:  The Fund’s goal is to seek long-term capital appreciation.

Principal Investment Strategies:  The Fund invests in a broad, diversified portfolio of common stocks of small and medium capitalization companies traded on a principal U.S. exchange or U.S. over-the-counter market, and stocks of small and medium capitalization non-U.S. companies in foreign countries, including emerging market countries. Under normal circumstances, the Fund invests at least 80% of its net assets, including borrowings for investment purposes, in securities of small and medium capitalization companies. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser currently defines small and medium capitalization companies as companies having, at the time of initial investment, a market capitalization between $200 million and $10 billion. These thresholds may change from time to time. The Fund may continue to hold securities whose market capitalizations exceed or fall below the foregoing thresholds subsequent to the Fund’s investment in such securities.

The Fund invests primarily in securities listed on bona fide securities exchanges or actively traded in over-the-counter markets either within or outside the issuer’s domicile country. The securities may be listed or traded in the form of EDRs, GDRs, ADRs or other types of depositary receipts (including non-voting depositary receipts) or dual listed securities.

The Fund invests at least 80% of its total assets in securities of companies representing at least three countries, and may invest 50% or more of its assets in the securities of a single country. Emerging-market companies may represent up to 33% of the Fund’s assets.

To select securities for the Fund, the Adviser uses a disciplined investment process focused on expected earnings growth and valuation. Sector and country allocations are driven primarily by stock selection and secondarily by an assessment of top-down, fundamental prospects. The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

In addition, Dimensional Fund Advisors LP (“Dimensional”) and Champlain Investment Partners, LLC (“Champlain”) serve as investment sub-advisers to the Fund.

Old Westbury Global Opportunities Fund

Investment Goal:  The Fund’s goal is to seek long-term capital appreciation.

Principal Investment Strategies:  The Fund pursues its investment goal by investing throughout the world in a broad range of equity securities, securities that have equity-like characteristics and fixed-income securities. Investments may include common stocks, preferred stocks, convertible securities, corporate bonds, asset-backed securities, including mortgage-backed obligations, real estate investment trusts (“REITs”), structured notes, depository receipts, and U.S. and non-U.S. government fixed-income securities. The Fund invests in securities issued by companies of any capitalization size in several different countries. The Fund, as a general matter, intends to invest its assets in securities of issuers in at least three countries, one of which may be the U.S., and to have at least 40% of its assets invested in securities of issuers outside the U.S. However, based on the global opportunistic investment focus of the Fund, the Fund may be invested in a smaller number of countries and have a lesser percentage of its assets in securities of issuers outside the U.S. Securities held by the Fund may be of any maturity or quality, including below investment grade rated securities and unrated securities determined by the Adviser or sub-advisers to be of comparable quality. The Fund invests in different types of securities and asset classes to the extent permitted by applicable laws, regulations and orders.

The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund’s portfolio may include investments in both domestic and foreign securities, including securities issued by companies or governments in emerging market countries. The relative attractiveness of particular currencies may influence the Adviser’s, or any sub-adviser’s, investment decisions

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with respect to security selection. The Fund also may invest in a variety of derivatives, including among others, futures, options, swap contracts and other derivative instruments. In addition, the Fund may invest in private placements and exchange traded funds (“ETFs”). The Fund may engage in short-selling and other investment techniques.

The Adviser employs sub-advisers selectively for some asset classes, or segments of specific asset classes, and allocates the Fund’s portfolio investments on an opportunistic basis intended to achieve attractive relative returns among asset classes and investments. T. Rowe Price International, Inc. (“T. Rowe Price International”), Franklin Advisers, Inc. (“Franklin”) and Shenkman Capital Management, Inc. (“SCM”) serve as investment sub-advisers to this Fund.

The Adviser or sub-advisers may sell a portfolio security if, among other reasons, they determine that the issuer’s prospects have deteriorated or if they find an attractive security that they deem to have superior risk and return characteristics to a security held by the Fund.

The Fund’s investment strategies potentially involve the use of instruments that may be volatile, speculative or otherwise risky. The Fund is not intended as an exclusive investment program for any investor and should be considered only as part of an overall diversified investment portfolio.

Old Westbury Real Return Fund

Investment Goal:  The Fund’s goal is to seek real return over inflation.

Principal Investment Strategies:  The Fund intends to invest in a portfolio of instruments that the Adviser believes should benefit in environments of increasing inflation. Under normal circumstances, the Fund primarily invests its assets among the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level of inflation: inflation-protected securities such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., floating-rate bonds issued by various government and corporate entities, commodities, REITs, securities and derivatives linked to the price of other assets (such as commodities, stock indexes and real estate), and equity securities of domestic and foreign companies within the natural-resources and agricultural sectors and related industries.

The Adviser attempts to manage the Fund’s “real return” (which equals total return less the estimated cost of inflation) by investing in instruments that the Adviser believes should perform better than other instruments during a period of time when inflation is rising. The Fund also attempts to hedge against inflationary pressures by investing in non-traditional instruments such as derivative instruments and commodities. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The Adviser may also engage in options and futures transactions. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in OWF Real Return Fund Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial. To the extent of the Fund’s investment in the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, which are discussed elsewhere in the Prospectus.

The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

The Fund’s investment strategies potentially involves the use of instruments that may be volatile, speculative or otherwise risky. The Fund is not intended as an exclusive investment program for any investor and should be considered only as part of an overall diversified investment portfolio.

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Old Westbury Fixed Income Fund

Investment Goal:	The Fund’s goal is to seek total return (consisting of current income and capital appreciation).

Principal Investment Strategies:  The Fund invests primarily in a diversified portfolio of investment-grade bonds and notes. The Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income securities including corporate, asset-backed, mortgage-backed, and U.S. government securities. The Fund will provide notice to shareholders at least 60 days prior to any change to this policy. The Adviser attempts to manage the Fund’s “total return” (which includes both changes in principal value of the Fund’s securities and income earned) by lengthening or shortening the average maturity of the Fund’s securities according to whether the Adviser expects market interest rates to increase or decline. The Fund may also engage in futures and options transactions.

The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

Old Westbury Municipal Bond Fund

Investment Goal:	The Fund’s goal is to provide dividend income that is exempt from regular federal income tax.

Principal Investment Strategies:  The Fund invests primarily in a diversified portfolio of investment-grade municipal securities, which includes tax-free debt securities of states, territories, and possessions of the U.S. and political subdivisions and taxing authorities of these entities. At least 80% of the Fund’s income from investments in municipal securities will be exempt from regular federal income tax. This policy is fundamental and may not be changed without shareholder approval. Interest from the Fund’s investments may be subject to the federal alternative minimum tax. The Fund invests, as a non-fundamental policy, at least 80% of its net assets, plus borrowings for investment purposes, in municipal bonds. The Fund will provide notice to shareholders at least 60 days prior to any change to this non-fundamental policy.

The Adviser may sell a portfolio security if, among other reasons, it determines that the issuer’s prospects have deteriorated or if it finds an attractive security that it deems to have superior risk and return characteristics to a security held by the Fund.

Principal Risks of Investing in the Funds

Set forth below are the principal risks specific to an investment in a particular Fund or Funds. This section also provides additional information regarding the principal investment strategies of the Funds. In addition to these principal risks and strategies, the Funds’ Statement of Additional Information (“SAI”) includes further information about the Funds, their investments and related risks.

All Funds are subject to the risk that a Fund’s share price may decline and an investor could lose money. Therefore, it is possible to lose money by investing in any of the Funds. Also, there is no assurance that a Fund will achieve its investment goal.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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	U.S Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund
Investment Strategy Risk	✓	✓	✓	✓	✓	✓	✓

Equity Securities Risk	✓	✓	✓	✓	✓

Smaller Company Securities Risk			✓	✓	✓

Foreign Securities Risk		✓	✓	✓	✓

Emerging Market Securities Risk		✓	✓	✓	✓

ETF Risk	✓	✓	✓	✓	✓	✓	✓

REIT Risk			✓	✓	✓

Fixed Income Securities Risk			✓	✓	✓	✓	✓

U.S. Government Obligations Risk	✓	✓	✓	✓	✓	✓

Inflation-Protected Securities Risk					✓

Mortgage-Backed and Asset-Backed Securities Risk				✓		✓

Municipal Securities Risk							✓

Convertible Securities Risk				✓	✓

Below Investment Grade Securities Risk				✓

Derivatives Risk	✓	✓	✓	✓	✓	✓

Futures and Options Risk	✓	✓	✓	✓	✓	✓

Structured Notes Risk				✓	✓

Commodities Risk				✓	✓

Currency Risk		✓	✓	✓	✓

Restricted Securities Risk				✓	✓

Non-Diversified Mutual Fund Risk				✓	✓

Certain Tax Risk				✓	✓

Short Sales Risk				✓

Subsidiary Risk					✓

Loan Participations and Assignments				✓

Investment Strategy Risk

The Adviser and sub-advisers use the Funds’ principal investment strategies and other investment strategies to seek to achieve the Funds’ investment goals. Investment decisions made by the Adviser or sub-advisers in using these strategies may not produce the returns expected by the Adviser or sub-advisers, may cause a Fund’s shares to lose value or may cause a Fund to underperform other funds with a similar investment goal. There can be no assurance that the investment goal of the Subsidiary will be achieved.

Equity Securities Risk

Equity risk is the risk that the securities held by a Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by a Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by a Fund. In addition, common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a

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decline in its financial condition. Common equity securities in which a Fund may invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of a Fund.

Smaller Company Securities Risk

Securities of small or medium capitalization companies (“smaller companies”) can, in certain circumstances, have a higher potential for gains than securities of large-capitalization companies, but also may have more risk. For example, smaller companies may be more vulnerable to market downturns and adverse business or economic events than larger, more established companies because they may have more limited financial resources and business operations. These companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Their securities may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. In addition, some smaller companies may not be widely followed by the investment community, which can lower the demand for their stocks. Therefore, you should expect Fund investments in small and medium capitalization companies to be more volatile than funds that invest exclusively in large capitalization companies.

Foreign Securities Risk

Foreign securities pose additional risks over U.S.-based securities for a number of reasons. A Fund may invest in foreign securities either directly or through ADRs and similar investments. Investments in foreign securities may adversely affect the value of an investment in a Fund. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens’ rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, a Fund may incur higher costs and expenses when making foreign investments, which will affect the Fund’s total return.

Foreign securities may be denominated in foreign currencies. Therefore, the value of the Fund’s assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Although the Fund values its assets daily in U.S. dollars, it will not convert its holdings of foreign currencies to U.S. dollars daily. Therefore, the Fund may be exposed to currency risks over an extended period of time.

Emerging Market Securities Risk

A Fund may invest in developing or emerging market securities. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation. To the extent a Fund is invested in emerging market securities it will be subject to higher risk than those investing in securities of developed market countries.

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ETF Risk

ETFs are subject to many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or the specific sector in which an ETF invests, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector in which the ETF invests. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses. ETFs that seek to replicate a particular benchmark index are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

REIT Risk

Investments in REITs are subject to varying degrees of risk generally incident to the ownership of real property as well as to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”). Additionally, REIT investments typically generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. Furthermore, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming.

Fixed Income Securities Risk

Prices of fixed-rate debt securities generally move in the opposite direction of interest rates. The interest payments on fixed-rate debt securities do not change when interest rates change. Therefore, since the price of these securities can be expected to decrease when interest rates increase, the value of investments in a Fund may go down. In addition, fixed income securities are subject to income risk, which is the chance that a Fund’s income will decline because of falling interest rates. Fixed income securities also may be subject to maturity risks. Longer-term debt securities will experience greater price volatility than debt securities with shorter maturities. You can expect the net asset value of a Fund to fluctuate accordingly. Fixed income securities also have credit risks. The credit quality of a debt security is based upon the issuer’s ability to repay the security. If payments on a debt security are not made when due, that may cause the net asset value of a Fund holding the security to go down. Fixed income securities also may be subject to call risk. If interest rates decline, an issuer may repay (or “call”) a debt security held by a Fund prior to its maturity. If this occurs, the Adviser or sub-advisers may have to reinvest the proceeds in debt securities paying lower interest rates. If this happens, the Fund may have a lower yield.

U.S. Government Obligations Risk

U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Government; others, such as securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Government. As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed to be the conservator of the FHLMC and the FNMA for an indefinite period. As conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or

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mortgage-backed securities issued by FHLMC and FNMA, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of these entities to meet their obligations.

Inflation-Protected Securities Risk

Inflation-protected securities are structured to provide protection against the negative effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor’s purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

Mortgage-Backed and Asset-Backed Securities Risk

Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, these securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. The residential mortgage market in the U.S. recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen. Asset-backed securities may have a higher level of default and recovery risk than mortgage-backed securities.

Municipal Securities Risk

An investment in the Municipal Bond Fund will be affected by municipal securities risk. Local political and economic factors may adversely affect the value and liquidity of municipal securities held by a Fund. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Convertible Securities Risk

Convertible securities include bonds, debentures, notes, preferred stocks, warrants, rights or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the

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conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. Certain convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid and, therefore, may be more difficult to resell in a timely fashion or for a fair price, which could result in investment losses. Certain convertible securities may have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities (of the same or a different issuer) at a specified date and a specified exchange ratio. In addition, convertible securities may be convertible at the option of the issuer, which may require a holder to convert the security into the underlying common stock, even at times when the value of the underlying common stock or other equity security has declined substantially.

Below Investment Grade Securities Risk

Below investment grade securities are those securities rated lower than BBB by Standard & Poor’s Ratings Group or Baa by Moody’s Investors Service, Inc., comparably rated by another nationally recognized statistical rating organization or not rated by any rating agency but determined by the Adviser or sub-advisers to be of comparable quality. Although lower-rated and unrated securities tend to offer higher yields than higher-rated securities with the same maturities, such securities are regarded as speculative with respect to an issuer’s continuing ability to meet principal and interest payments. The issuers of debt obligations having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser or sub-advisers have no control may decrease the market price and liquidity of such investments. In addition, the market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for a Fund in the disposal of such unrated securities.

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security, instrument, currency or index may result in a substantial gain or loss for a Fund. Derivative instruments in which a Fund invests will typically increase the Fund’s exposure to the principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Hedging risk is the risk that derivative instruments used to hedge against an opposite position, may offset losses, but they may also offset gains. Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses. Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause a Fund to be in a position to do something the Adviser or sub-advisers would not otherwise choose, including, accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Futures and Options Risk

A Fund may use financial and stock index futures and options to increase its income or to protect against adverse changes to the value of portfolio securities due to anticipated changes in interest rates or market conditions. A Fund may also use such investments as a broad based investment in the stock market. Similarly, a Fund may also use foreign currency futures and options to protect against adverse changes to the value of

9

portfolio securities due to anticipated changes in foreign currency rates or to obtain exposure to the foreign currency markets. The successful use of futures, options and other derivative instruments is based on the Adviser’s or the sub-advisers’ ability to correctly anticipate market movements. When the direction of the prices of a Fund’s securities does not correlate with the changes in the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

Structured Notes Risk

Structured notes are derivative debt securities where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies. Investing in structured notes is subject to certain risks, including credit risk and the normal risks of price changes in response to changes in interest rates. Because structured notes typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Further, in the case of certain structured notes, a decline or increase in the value of the underlying instruments may cause the interest rate to be reduced to zero, and any further declines or increases in the underlying instruments may then reduce the principal amount payable on maturity. The percentage by which the value of the structured note decreases may be far greater than the percentage by which the value of the underlying instruments decreases. These securities may be less liquid than other types of securities, and may be more volatile than their underlying instruments. In addition, structured notes typically are sold in private placement transactions and may have a limited trading market.

Commodities Risk

A Fund may invest in commodities and commodity-linked derivatives. Commodities may subject the Fund to greater volatility than investments in traditional securities. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Currency Risk

Securities denominated in different currencies are subject to the risk that, for example, if the value of a foreign currency were to decline against the U.S. dollar, such decline would reduce the U.S. dollar value of any securities held by a Fund denominated in that currency. Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

The Adviser and sub-advisers attempt to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

Restricted Securities Risk

Investing in privately placed and other restricted securities is subject to certain risks. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

10

Non-Diversified Mutual Fund Risk

The Global Opportunities Fund and Real Return Fund are non-diversified mutual funds, which generally mean that they may invest a greater percentage of their total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by one of those Funds could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, those Funds’ value will likely be more volatile than the value of more diversified funds.

Certain Tax Risk

The tax treatment and characterization of the Global Opportunities and Real Return Funds’ distributions may vary significantly from time to time because of the varied nature of each Fund’s investments. Other general tax considerations and risks apply to the Global Opportunities and Real Return Funds as well as other Funds. In addition, certain Fund investments may generate a substantial amount of distributions that are taxable to shareholders at ordinary income tax rates. The ultimate tax characterization of a Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. While a portion of a Fund’s income distributions may qualify as tax-advantaged dividends, enabling certain investors who meet holding period and other requirements to receive the benefit of favorable tax treatment, there can be no assurance as to the percentage of a Fund’s income distributions that will qualify as tax-advantaged dividends. In addition, the portion, if any, of a Fund’s distributions that qualifies for favorable tax treatment may be affected by Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations.

The Subsidiary will be treated as a “controlled foreign corporation” and the Real Return Fund will be treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, the Real Return Fund will be required to currently include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income”, whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income”. The Real Return Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary’s stock. Distributions by the Subsidiary to the Real Return Fund will be tax-free, to the extent of its previously undistributed “subpart F income”, and will correspondingly reduce the Fund’s tax basis in the Subsidiary’s stock. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Real Return Fund.

Short Sales Risk

A short sale involves the sale by a Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund also may enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Subsidiary Risk

Because the Real Return Fund will invest a portion of its assets in the Subsidiary, which may hold commodities, commodities-related instruments, derivatives and other investments described in this Prospectus, the Real Return Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments. With respect to its investments, the Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Real Return Fund; however, the Subsidiary (unlike the Real Return Fund) may invest without limitation in commodities, commodities-related instruments, derivatives and other investments. In addition, the Subsidiary (like the Real Return Fund) will limit its investment in illiquid assets to 15% of its net assets. In this regard, the Real Return Fund’s investment in the Subsidiary is considered

11

liquid. The Real Return Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis. There can be no assurance that the investment goal of the Subsidiary will be achieved.

The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, accordingly, is not subject to all provisions of the 1940 Act, including investor protection sections. By investing in the Subsidiary the Real Return Fund will gain exposure to commodities and commodity- linked instruments within the limits of Subchapter M of the Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). The IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute “qualifying income” under Subchapter M of the Code. However, the status of the Real Return Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Fund’s investment in the Subsidiary does not constitute qualifying income to the Fund. Furthermore, changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as expected and could adversely affect the Fund.

Loan Participations and Assignments

A Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any national recognized statistical rating organization. Loans that are rated lower than investment grade entail default and other risks greater than those associated with higher-rated loans. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund, including for instance, the rights and obligations acquired by the Fund as purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender, or the Fund bearing the costs and liabilities associated with owning and disposing of the collateral upon a foreclosure of a loan. Moreover, the loans in which a Fund may invest may not be readily marketable and may be subject to restrictions on resale.

Performance Information

The following pages include performance bar charts and total return information for each Fund.

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Performance Bar Chart and Total Return—U.S. Large Cap Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury U.S. Large Cap Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The Standard & Poor’s (“S&P”) 500 Index is an unmanaged index that measures the performance of domestic stocks in all major industries. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to October 2, 2008, the Fund was named the Large Cap Equity Fund and operated under a different investment strategy. Prior to February 16, 2004, the Fund was named the Core Equities Fund and operated under a different investment strategy. The performance information shown below largely represents the Fund’s prior investment strategies and may not be representative of performance the Fund will achieve under its current investment strategy.

 ¢  Old Westbury U.S. Large Cap Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 24.54% (quarter ended 12/31/99) and the lowest return for a quarter was (26.05)% (quarter ended 12/31/08).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Five Years	Ten Years

Fund Return Before Taxes	(37.69)%	(3.62)%	(2.32)%

Fund Return After Taxes on Distributions[1]	(37.93)%	(3.82)%	(2.42)%

Fund Return After Taxes on Distributions and Sale of Shares[1]	(23.96)%	(2.92)%	(1.87)%

S&P 500 Index (reflects no deduction for expenses or taxes)	(36.99)%	(2.19)%	(1.38)%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

13

Performance Bar Chart and Total Return—Non-U.S. Large Cap Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Non-U.S. Large Cap Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The Morgan Stanley Capital International: Europe, Australia, and Far East (“MSCI EAFE”) Index is an unmanaged index generally representative of the performance of international stock markets. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to July 28, 2008, the Fund was named the International Fund and operated under a different investment strategy. The performance through July 28, 2008 represents performance of the Fund’s prior strategy to invest in a diversified portfolio of foreign companies located outside of the U.S., at least 85% of which are listed on recognized foreign securities exchanges. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

 ¢  Old Westbury Non-U.S. Large Cap Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 17.39% (quarter ended 06/30/03) and the lowest return for a quarter was (18.48)% (quarter ended 09/30/02).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Five Years	Ten Years

Fund Return Before Taxes	(34.20)%	1.30%	0.78%

Fund Return After Taxes on Distributions[1]	(34.33)%	0.77%	0.25%

Fund Return After Taxes on Distributions and Sale of Shares[1]	(21.79)%	1.50%	0.74%

MSCI EAFE Index (net dividends) (reflects no deduction for expenses or taxes)	(43.38)%	1.66%	0.80%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

14

Performance Bar Chart and Total Return—Global Small & Mid Cap Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Global Small & Mid Cap Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The Morgan Stanley Capital International (“MSCI”) World Small Cap Index is an unmanaged index representing the small cap segment in 23 of the world’s developed equity markets. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

Prior to October 2, 2008, the Fund was named the Global Small Cap Fund and operated under a different investment strategy. The performance through October 2, 2008 represents performance of the Fund’s prior strategy to invest at least 80% of its net assets plus any borrowings for investment purposes in securities of small-capitalization companies. The performance information shown below may not be representative of performance the Fund will achieve under its current investment strategy.

 ¢  Old Westbury Global Small & Mid Cap Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 11.40% (quarter ended 03/31/06) and the lowest return for a quarter was (11.55)% (quarter ended 12/31/08).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Since Inception*

Fund Return Before Taxes	(24.40)%	2.86%

Fund Return After Taxes on Distributions[1]	(24.57)%	2.28%

Fund Return After Taxes on Distributions and Sale of Shares[1]	(15.57)%	2.53%

MSCI World Small Cap Index (reflects no deduction for expenses or taxes)	(41.88)%	(4.93)%

*Inception date for the Fund is 4/7/05. MSCI World Small Cap Index since inception return from 4/30/05.

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

15

Performance Bar Chart and Total Return—Global Opportunities Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Global Opportunities Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The S&P Global LargeMidCap Index is an unmanaged, capitalization weighted index which includes companies in the top 85% of the S&P Global Broad Market Index (BMI), by capitalization. The S&P Global BMI index is a comprehensive, rules-based index designed to measure global stock market performance and covers all publicly listed equities with float-adjusted market values of US$100 million or more annual dollar value traded of at least US$50 million in all included countries.

You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

 ¢  Old Westbury Global Opportunities Fund (for calendar years ended December 31st)

During the period shown in the bar chart, the highest return for a quarter was (1.95)% (quarter ended 06/30/08) and the lowest return for a quarter was (15.12)% (quarter ended 12/31/08).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Since Inception*

Fund Return Before Taxes	(34.03)%	(32.06)%

Fund Return After Taxes on Distributions[1]	(35.89)%	(33.88)%

Fund Return After Taxes on Distributions and Sale of Shares[1]	(22.02)%	(28.16)%

S&P Global LargeMidCap Index (reflects no deduction for expenses or taxes)	(41.73)%	(39.88)%

*Inception date of 11/28/07. S&P Global LargeMidCap Index since inception return from 11/30/2007.

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

16

Performance Bar Chart and Total Return—Real Return Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Real Return Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The Barclays (formerly Lehman Brothers) U.S. TIPS (Treasury Inflation-Protected Securities) Index tracks the performance of inflation-protected securities issued by the U.S. Treasury with at least one year to maturity and $200 million in par amount outstanding. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

¢  Old Westbury Real Return Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 15.08% (quarter ended 06/30/08) and the lowest return for a quarter was (28.95)% (quarter ended 12/31/08).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Since Inception*

Fund Return Before Taxes	(36.94)%	(0.27)%

Fund Return After Taxes on Distributions[1]	(37.67)%	(1.50)%

Fund Return After Taxes on Distributions and Sale of Shares[1]	(23.32)%	(0.21)%

Barclays U.S. TIPS Index (reflects no deduction for expenses or taxes)	(2.35)%	2.84%

*Inception date of 4/30/05.

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

17

Performance Bar Chart and Total Return—Fixed Income Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Fixed Income Fund by showing changes in its performance from year to year and by comparing the Fund’s performance to a broad-based securities index. The Barclays (formerly Lehman Brothers) Government/Credit Total Index is an unmanaged index composed of all bonds that are investment grade. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would be lower.

 ¢  Old Westbury Fixed Income Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 7.61% (quarter ended 12/31/08) and the lowest return for a quarter was (1.99)% (quarter ended 06/30/08).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Five Years	Ten Years

Fund Return Before Taxes	11.19%	5.44%	5.41%

Fund Return After Taxes on Distributions[1]	9.50%	4.00%	3.80%

Fund Return After Taxes on Distributions and Sale of Shares[1]	7.40%	3.81%	3.66%

Barclays Government/Credit Total Index (reflects no deduction for expenses or taxes)	5.70%	4.64%	5.64%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

18

Performance Bar Chart and Total Return—Municipal Bond Fund

The bar chart and table shown below provide some indication of the risks of investing in the Old Westbury Municipal Bond Fund by showing changes in its performance from year to year and by comparing the Fund to a broad-based securities index. The Barclays (formerly Lehman Brothers) Municipal Bond Index is an unmanaged index generally representative of performance of the tax-exempt bond market. You cannot invest directly in an index. While past performance (before and after taxes) does not necessarily predict future performance, this information provides you with historical performance information so that you can analyze whether the Fund’s investment risks are balanced by its potential returns. Fund performance shown below reflects fee waivers and/or expense reimbursements and reinvestment of distributions, if any. Without waivers/reimbursements, performance would have been lower.

 ¢  Old Westbury Municipal Bond Fund (for calendar years ended December 31st)

During the periods shown in the bar chart, the highest return for a quarter was 5.35% (quarter ended 09/30/02) and the lowest return for a quarter was (2.65)% (quarter ended 06/30/04).

Average Annual Total Returns (for the periods ended 12/31/08)	One Year	Five Years	Ten Years

Fund Return Before Taxes	2.59%	2.90%	4.25%

Fund Return After Taxes on Distributions[1]	2.57%	2.84%	4.11%

Fund Return After Taxes on Distributions and Sale of Shares[1]	2.76%	2.88%	4.04%

Barclays Municipal Bond Index (reflects no deduction for expenses or taxes)	(2.47)%	2.71%	4.26%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

19

SUMMARY OF FUND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund		Fixed Income Fund	Municipal Bond Fund
Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None		None	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fee(1),(2)	0.70%	0.74%	0.85%	1.09%	0.85%		0.45%	0.45%
Other Expenses	0.33%	0.37%	0.27%	0.27%	0.23%		0.37%	0.36%
Interest Expense	0.0%	0.0%	0.0%	0.0%	0.17	%(3)	0.0%	0.0%
Acquired Fund Fees and Expenses(4)	0.0%	0.03%	0.01%	0.02%	0.0%		0.0%	0.0%

Total Annual Fund Operating Expenses(2),(4)	1.03%	1.14%	1.13%	1.38%	1.25%		0.82%	0.81%

Less Fee Waivers	(0.03)%	(0.06)%	(0.01)%	(0.16)%	0.0%		(0.12)%	(0.11)%

Net Expenses(1)	1.00%	1.08%	1.12%	1.22%	1.25	%(3)	0.70%	0.70%

(1)

The Adviser has contractually committed through October 31, 2010, to waive its advisory fees to the extent necessary to maintain the net operating expense ratios for certain Funds, excluding Acquired Fund Fees and Expenses (if any), as follows:

U.S. Large Cap Fund	1.00%
Non-U.S. Large Cap Fund	1.05%
Global Small & Mid Cap Fund	1.11%
Global Opportunities Fund	1.20%
Fixed Income Fund	0.70%
Municipal Bond Fund	0.70%

In addition, Bessemer Trust Company, N.A. has contractually committed through October 31, 2010, to waive its shareholder servicing fee for the Fixed Income Fund and Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of these Funds at 0.05%.

(2)

For those Funds that have a breakpoint schedule, the Management Fee rate charged to a Fund will decline as Fund assets grow and continue to be based on a percentage of the Fund’s average daily net assets. For U.S. Large Cap Fund the investment advisory fee rate is 0.70% of the first $500 million in assets, 0.65% of the second $500 million up to $1 billion and 0.60% of assets over $1 billion. For Non-U.S. Large Cap Fund, the investment advisory fee rate is 0.80% of the first $500 million in assets, 0.75% of the second $500 million up to $1 billion and 0.70% of assets over $1 billion. For Fixed Income Fund and Municipal Bond Fund, the investment advisory fee rate is 0.45% of the first $500 million in assets, 0.40% of the second $500 million up to $1 billion and 0.35% of assets over $1 billion. For Global Opportunities Fund, the Management Fee rate is 1.10% of the first $1.25 billion in assets, 1.05% of the next $1.25 billion up to $2.5 billion in assets and 1.00% of assets over $2.5 billion. The Management Fee and Total Annual Fund Operating Expenses shown above reflect the current investment advisory fee, based on the breakpoints set forth above and the level of assets in each Fund as of October 31, 2008.

(3)

When counterparties post cash collateral with respect to various swap transactions, a Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income, and the interest expense is included in a Fund’s overall expense ratio. The Real Return Fund’s overall expense ratio, excluding such interest expense, would be 1.08%.

(4)

Acquired Fund Fees and Expenses are indirect fees that the Funds incur from investing in the shares of other mutual funds or ETFs (“Acquired Funds”). To the extent a Fund invests in another fund(s), the Total Annual Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights, as the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

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Example

This Example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated below and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions and that the Fund’s operating expenses remain the same. The fee waivers shown in the Annual Fund Operating Expenses are only reflected for the length of the fee waiver commitment in each of the following time periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund
1 Year	$102	$110	$114	$124	$127	$72	$72
3 Years	$323	$352	$357	$410	$397	$241	$240
5 Years	$564	$618	$620	$729	$686	$435	$432
10 Years	$1,255	$1,377	$1,373	$1,633	$1,511	$995	$985

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OTHER INFORMATION ABOUT THE FUNDS

Investments in Other Investment Companies

The Funds may invest their assets in securities of other investment companies, including ETFs, as an efficient means of carrying out their investment policies. Investment companies, including ETFs, incur certain expenses such as management fees, and, therefore, any investment by the Funds in shares of other investment companies may be subject to such additional expenses. To the extent a Fund invests in the securities of other investment companies, the acquired investment companies’ fees and expenses are reflected in the “Summary of Fund Expenses” herein.

The Funds may invest in various ETFs. An ETF is an investment company which offers shares that are listed on a national securities exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities comprising any underlying index. As such, the ETF itself is an index fund. The Fund will only purchase shares of ETFs on the secondary market (through an exchange) and not directly from the ETF. Some types of ETFs are:

•

“SPDRs” (S&P’s Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index’s underlying investment portfolio, less any trust expenses.

•

“QQQQ” (Qubes), are securities that represent ownership in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	“iShares” which are a family of over seventy ETFs that are designed to track the performance of specific indexes.

•

“HOLDRs” (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund’s investment strategies.

The Funds may invest in investment companies, including ETFs, in excess of 1940 Act limitations on investments in other investment companies in reliance on SEC exemptive orders obtained by such investment companies. The limitation in the foregoing sentence does not apply to the Real Return Fund’s investment in the Subsidiary.

Temporary Investments

Each Fund may temporarily depart from its principal investment strategies by investing up to 100% of Fund assets in cash or short-term, high quality money market instruments (e.g. commercial paper, repurchase agreements, etc.) in order to manage large cash inflows, maintain liquidity necessary to meet shareholder redemptions or minimize potential losses during adverse market, economic, political, or other conditions. This may cause a Fund to temporarily forego greater investment returns for the safety of principal and a Fund may therefore not achieve its investment objective.

Portfolio Turnover

The Funds do not intend to invest for the purpose of seeking short-term profits. Securities will be sold without regard to the length of time they have been held when the Funds’ Adviser or sub-advisers believe it is appropriate to do so in light of each Fund’s investment objective. In the case of the Real Return Fund or its Subsidiary, the portfolio turnover rate may exceed 100%. A higher portfolio turnover rate involves greater transaction expenses which must be borne directly by a Fund (and thus, indirectly by its shareholders) and affects Fund performance. In addition, a high rate of portfolio turnover may result in the realization of larger

22

amounts of short-term capital gain by a Fund which, when distributed to that Fund’s shareholders, are taxable to them at ordinary income tax rates.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

WHAT DO SHARES COST?

You can buy shares of a Fund at net asset value (“NAV”), without a sales charge, on any day the New York Stock Exchange (“NYSE”) is open for business. NAV is determined at the end of regular trading (normally 4:00 p.m., Eastern time) each day the NYSE is open. Your purchase order must be received in proper form (as described below) by 4:00 p.m. (Eastern time) in order to receive that day’s NAV.

Each Fund’s NAV is computed by dividing the value of the Fund’s net assets (i.e., the value of a Fund’s securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding. Portfolio securities for which market quotations are readily available are valued at market value. All other investment assets of the Funds are valued in such manner as the Board of Directors, in good faith, deems appropriate to reflect their fair value. If events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the normal trading session of the NYSE, the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors. A market quotation is considered not readily available if, among other circumstances, the most recent reported price is deemed unreliable. For example, securities that may be subject to fair valuation include, but are not limited to: (1) securities in which trading has been halted pending further news; (2) illiquid securities in which there is no trading market and no broker coverage; (3) stale priced securities; (4) securities that may have defaulted or de-listed from an exchange and are no longer trading; or (5) any other security which the Adviser, sub-advisers or the Funds’ Pricing Committee feels does not represent a reliable current price. In addition, a Fund may fair value securities that trade on a foreign exchange because a significant event has occurred after the foreign exchange closes but before the time as of which a Fund’s share price is calculated. Foreign exchanges typically close before the time as of which Fund share prices are calculated, and may be closed altogether on some days a Fund is open. Such significant events affecting a foreign security may include, but are not limited to: (1) those relating to a single issuer; (2) governmental actions that affect securities in one sector or country; (3) natural disasters or armed conflicts affecting a country or region; or (4) significant market fluctuations. There is no single factor for determining the fair value of a security, but rather several factors are used, including an evaluation of the forces that influence the market in which the security is purchased or sold, in determining whether a market price is readily available and, if not, the security’s fair value.

In light of the judgment involved in fair value decisions, there can be no assurances that a fair value assigned to a particular security reflects a price for which a security has traded or will trade. Accordingly, when a Fund uses fair value to price securities, it may value those securities higher or lower than another fund that uses market quotations to price the same securities.

The Board of Directors has adopted pricing and valuation procedures for determining the value of Fund shares. The Board of Directors receives and reviews quarterly reports regarding any valuation issues that arose during the preceding quarter.

To open an account with one of the Funds, your first investment must be at least $1,000. However, you can add to your account for as little as $100. In special circumstances, these minimums may be waived or lowered at the Funds’ discretion.

HOW DO I PURCHASE SHARES?

Each prospective investor in the Funds must first submit an account application in good order. An account application may be rejected at the discretion of the Funds and/or Adviser at any time and for any reason. Once

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an application is approved, shares of each Fund may be purchased by mail or by wire through PFPC Distributors, Inc. (the “Distributor”) or through broker/dealers or other financial institutions that have an agreement with the Distributor (a “Selling Agent”). Each of the Funds, Adviser and Distributor reserves the right to reject any purchase request at any time, for any reason. See also “Market Timing Policies.”

If you purchase shares directly from the Distributor, your account will be maintained by the transfer agent of the Funds, PNC Global Investment Servicing (U.S) Inc. (the “Transfer Agent”); you will not be considered a customer of the Distributor. For account balance information and shareholder services, you may call the Transfer Agent at (800) 607-2200. Shareholder information is subject to independent identity verification and may be shared, as permitted by law and the Funds’ Privacy Policy, for identifying and reporting suspected money laundering and terrorist activity. In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) are required, among other matters, to obtain, verify and record the following information for all registered owners or others who may be authorized to act on an account: full name, date of birth, taxpayer identification number (usually your Social Security number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your true identity. If any of the above requested information is missing, we may reject your account and return your application or take such other action as we deem reasonable as permitted by law. All applications for purchase must be approved by the Adviser. Please review your account application for additional information.

By Mail

Through a Selling Agent

Contact your Selling Agent for instructions. Shares will be issued upon receipt of payment by the Funds in which you are investing (see “Additional Conditions—Transactions Through Intermediaries”).

Through the Distributor

•	Contact the Transfer Agent to request a Purchase Application;

•	Complete the Purchase Application; obtain written Adviser approval; and

•	Mail it together with a check payable to Old Westbury Funds, to the following address:

Old Westbury Funds, Inc. P.O. Box 9767 Providence, RI 02940-9767

Subsequent investments in a Fund do not require a Purchase Application; however, the shareholder’s account number and Fund name must be clearly marked on the check to ensure proper credit.

The Funds will not accept the following payments: third party checks; money orders; bank starter checks; traveler’s checks; credit card convenience checks; or checks drawn in a foreign currency. All checks should be made payable to Old Westbury Funds.

By Wire

Investments may be made directly through the use of wire transfers of federal funds after an account has been established. Shares purchased by wire will be effected at the public offering price next determined after acceptance of the order by the Distributor.

Through a Selling Agent

Contact your Selling Agent for instructions.

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Through the Distributor

If you do not have a relationship with a Selling Agent, you may purchase shares directly from the Distributor by federal funds wire to the Transfer Agent, after completing the Purchase Application, submitting the Purchase Application to the Adviser for approval, and forwarding a copy to the Transfer Agent. No Purchase Application is required for subsequent investments.

Complete applications should be directed to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

Please contact the Transfer Agent at (800) 607-2200 for complete instructions.

HOW DO I REDEEM SHARES?

Shares of each Fund may be redeemed by mail or by wire through a Selling Agent or through the Transfer Agent.

Redemptions will only be made on days when a Fund computes its NAV. When your redemption request is received in proper form, shares of the Fund will be redeemed at its next determined NAV.

Redemption requests must be received by 4:00 p.m. (Eastern time) in order for shares to be redeemed at that day’s NAV. Redemption proceeds will normally be mailed or sent electronically the following business day, but in no event more than seven days, after the request is made.

Generally, redemption requests are paid in cash, unless the redemption request is for more than the lesser of $250,000 or 1% of the net assets of a Fund by a single shareholder over any ninety-day period. If a request for a redemption is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash. Therefore, a redemption request may be paid in securities of equal value.

By Telephone

Through your Selling Agent

Contact your Selling Agent for complete instructions. Your Selling Agent may accept your redemption request if you have previously elected this service. See “Additional Conditions” for information regarding telephone transactions.

Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, if you have authorized the telephone redemption privilege in your Purchase Application, you may redeem shares by calling the Transfer Agent at (800) 607-2200.

By Mail

Through your Selling Agent

Send a letter to your Selling Agent, indicating your name, the Fund name, your account number and the number of shares or dollar amount you want to redeem. Your request must be signed in exactly the same way the account is registered (if there is more than one owner of the shares, all must sign).

Shareholders may also redeem Fund shares through participating organizations holding such shares who have made arrangements with the Funds permitting them to redeem such shares by telephone or facsimile transmission and who may charge a fee for this service.

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Through the Transfer Agent

For shareholders whose accounts are maintained by the Transfer Agent, redemptions may be made by sending a written redemption request indicating your name, the Fund name, your account number and the number of shares or the dollar amount you want to redeem to:

Old Westbury Funds, Inc.
P.O. Box 9767
Providence, RI 02940-9767

For additional assistance, call (800) 607-2200.

Additional Conditions

Transactions Through Intermediaries

Selling Agents are authorized to accept purchase orders on behalf of the Fund at the Fund’s net asset value next determined after your order is received by a Selling Agent in proper order before 4:00 p.m., Eastern time, or such earlier time as may be required by the Selling Agent. Selling Agents may be authorized to designate other intermediaries to act in this capacity. Selling Agents may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds or the Distributor. Selling Agents may be the shareholders of record of your shares. Selling Agents are responsible for transmitting requests and delivering funds on a timely basis. Neither the Funds nor the Distributor is responsible for ensuring that the Selling Agents carry out their obligations to their customers.

Signature Guarantees

You must have a signature guarantee on the following written redemption requests:

•	when you want a redemption to be sent to you at an address other than the one you have on record with the Fund;

•	when your account address has changed within the last 10 business days;

•	when the redemption proceeds are being transferred to another Fund account with a different registration; or

•	when the redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee is designed to protect your account from fraud. We accept signature guarantees only from members of STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

Limitations on Redemption Proceeds

Redemption proceeds normally are mailed within one business day after receiving a request in proper form. However, payment may be delayed up to seven days:

•	to allow your purchase payment to clear;

•	during periods of market volatility;

•	when a shareholder’s trade activity or amount adversely impacts a Fund’s ability to manage its assets; or

•

during periods when the NYSE is closed other than on customary weekend and holiday closings, when trading is restricted, if an emergency exists as determined by the Securities and Exchange Commission (“SEC”), or by other order of the SEC.

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You will not accrue interest or dividends on uncashed checks from the Fund if those checks are undeliverable and returned to the Fund. The proceeds of your redemption of shares that were purchased by check may be held up to 10 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares by wire. Redemptions made after an account has been opened, but before a customer’s identity has been verified, which may take up to five business days, must be made in writing, even if the redemption involves shares purchased by wire.

Telephone Transactions

The Funds make every effort to ensure that telephone redemptions and exchanges are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions. Telephone transaction privileges, including purchases, redemptions and exchanges placed by telephonic instructions or facsimile instructions, may be revoked at any time at the discretion of the Funds without advance notice to shareholders. In such cases, and at times of peak activity when it may be difficult to place requests by phone, transaction requests may be made by regular mail.

HOW DO I EXCHANGE SHARES?

You may exchange shares of a Fund for shares of any of the other Funds offered in this Prospectus free of charge, provided you meet the $1,000 minimum investment requirement. An exchange is treated as a redemption and subsequent purchase, and is therefore a taxable transaction. As stated above, the Funds reserve the right to reject any purchase order for any reason. Also see “Market Timing Policies” below. Signatures must be guaranteed if you request and exchange into another Fund with a different shareholder registration. The Funds will provide shareholders with 60 days’ written notice prior to any modification of this exchange privilege. See “Additional Conditions—Telephone Transactions” for information regarding exchanging shares by telephone.

Exchanges may be made by sending a written request to Old Westbury Funds, Inc., P.O. Box 9767 Providence, RI 02940-9767 or by calling 1-800-607-2200. Please provide the following information:

•	your name and telephone number

•	the exact name on your account and account number

•	taxpayer identification number (usually your Social Security number)

•	dollar value or number of shares to be exchanged

•	the name of the Fund from which the exchange is to be made

•	the name of the Fund into which the exchange is being made.

MARKET TIMING POLICIES

The Funds are not designed for market timing strategies. If you intend to engage in market timing, do not invest in shares of the Funds. The Funds’ Board of Directors has adopted policies and procedures with respect to frequent purchases and/or exchanges of Fund shares that are intended to detect and deter market timing. Frequent purchases, and subsequent redemptions, or exchanges shortly thereafter may interfere with the most effective and efficient investment of assets of a Fund in accordance with its objectives and policies. Such trading practices may also cause dilution in value of a Fund’s shares held by long-term shareholders and may increase brokerage and administrative costs.

The Funds reserve the right to reject any purchase and/or exchange orders if, in the Adviser’s discretion, a shareholder (including all accounts under common ownership) engages in a trading practice which the Adviser believes may cause harm to the Fund or its shareholders. Moreover, the Funds reserve the right to reject any

27

purchase request at any time, for any reason and may revoke telephone transaction privileges at any time. To minimize harm to the Funds and their shareholders, the Funds reserve the right to permanently refuse purchase and/or exchange requests.

The Funds do not knowingly accommodate excessive trading of shares and do not tolerate excessive trading when detected. In addition, the Funds have not created any arrangements, such as an automated exchange or redemption program, that would permit frequent trading. The Board of Directors receive periodic net asset inflow and outflow information reflecting purchase, exchange and redemption activities. The Board may determine to impose additional restrictions as they deem necessary, if any such transaction activities detrimental to long-term shareholders are discovered.

There can be no assurances that the Funds will be able to detect, anticipate or stop any such orders, exchanges or requests because of various factors. For example, the Funds may not able to identify trading by a particular beneficial owner through omnibus accounts held by financial intermediaries since trading activity in the omnibus account is generally aggregated. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

ACCOUNT AND OTHER INFORMATION

Confirmations and Account Statements

You will receive confirmation of purchases, redemptions and exchanges. In addition, you will receive periodic statements reporting all account activity, including distributions of any net investment income and realized net capital gains.

Fund Distributions

Distributions (if any) are paid to shareholders invested in the Funds on the record date. Distributions of any net investment income (dividends and interest less net expenses) are declared and paid semi-annually for the Fixed Income, Real Return, Municipal Bond and Global Opportunities Funds, and annually for the U.S. Large Cap, Global Small & Mid Cap and Non-U.S. Large Cap Funds. Realized net capital gains, if any, are declared and distributed at least annually. Your distributions will be automatically reinvested in additional shares unless you elect cash payments.

If you purchase shares just before a Fund declares a taxable distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a distribution, which is generally subject to tax whether or not you reinvest the distribution in additional shares. Similarly, if you purchase shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the securities and realizes and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation. Therefore, you should consider the tax implications of purchasing shares shortly before the Fund declares a distribution. Contact your investment professional or the Fund for information concerning when distributions will be paid.

Householding

In order to reduce shareholder expenses, we may mail only one copy of a Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call 1-800-607-2200, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

Important Note Regarding “Lost Shareholders”

If you have elected to have your account dividends and/or distributions paid in cash, the Fund reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable”. In such event, the Fund would then

28

purchase additional Fund shares with any dividend or distribution payments. In order to change the option back to “cash” you would need to send the Transfer Agent written instructions as described above.

Taxes

The following discussion regarding federal income taxes is based upon laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account such as a 401(k) plan or Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation, including state, local and foreign tax consequences of investing in a Fund. Please see the SAI for additional federal income tax information.

We will pass on to a Fund’s shareholders substantially all of the Fund’s net investment income and realized net capital gains, if any. Distributions from a Fund’s ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund’s net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

Distributions of the Municipal Bond Fund’s net investment income from tax-exempt securities, if any, generally will not be subject to federal income tax, although a portion of such distributions may be subject to the federal alternative minimum tax. Other distributions from the Municipal Bond Fund generally will be taxed as described in the paragraph above.

Corporate shareholders of certain Funds may be able to deduct a portion of their distributions when determining their taxable income.

An individual’s net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you are an individual Fund shareholder, the portion of your distributions attributable to dividends received by certain Funds from their investments in certain U.S. and foreign corporations may be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met by you for your Fund shares and by the Funds for their investments in the stock producing such dividends. These reduced rates of tax will expire after December 31, 2010.

Taxable distributions from a Fund generally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If more than 50% of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS that would require you to include a pro rata portion of the Fund’s foreign taxes in your gross income and treat such amount as foreign taxes paid by you. In general, you can either deduct such amount in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. We expect the Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund and Global Opportunities Fund may be eligible for this election, but we cannot assure you that they will make the election for any particular taxable year. It is not expected that any other Fund in this Prospectus will be eligible for this election.

As a regulated investment company for federal income tax purposes, each Fund must derive at least 90 percent of its gross income from certain qualifying sources. Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from certain derivative contracts with respect to a commodity index was not qualifying income for a regulated investment company. The Real Return Fund and other Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their qualification as regulated investment companies under the Code. However, the IRS may not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized. Future developments in this area could necessitate a future change to the Real Return Fund’s principal investment strategies. The IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments, will constitute “qualifying income” under Subchapter M of the Code. However, the status of

29

the Real Return Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Fund’s investment in the Subsidiary does not constitute qualifying income to the Fund.

Your redemptions (including redemptions-in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to backup withholding taxes.

WHO MANAGES THE FUNDS?

The Board of Directors governs the Funds. The Board oversees the Adviser, Bessemer Investment Management LLC, a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”).

Adviser

The Adviser either manages the Funds’ assets, including buying and selling portfolio securities, or supervises the sub-advisers who are responsible for the day-to-day management of the Funds. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111. The Adviser also serves as the investment adviser for the Real Return Fund’s Subsidiary.

Bessemer is a subsidiary of The Bessemer Group, Incorporated (“BGI”). The Adviser, and other subsidiaries of BGI, advise or provide investment, fiduciary and personal banking services to approximately 1,995 client relationships with total assets under supervision of approximately $51.5 billion as of December 31, 2008.

For its services under the Investment Advisory Agreement, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
U.S. Large Cap Fund	0.70%	0.65%	0.60%
Non-U.S. Large Cap Fund	0.80%	0.75%	0.70%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

Average net assets
Global Small & Mid Cap Fund	0.85%
Real Return Fund	0.85%

	First $1.25 billion of average net assets	Next $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion
Global Opportunities Fund	1.10%	1.05%	1.00%

For the fiscal year ended October 31, 2008, the Funds each paid advisory fees as a percentage of its average net assets as follows: 0.67% U.S. Large Cap Fund; 0.74% Non-U.S. Large Cap Fund; 0.84% Global Small & Mid Cap Fund; 1.08% Global Opportunities Fund; 0.85% Real Return Fund; 0.43% Fixed Income Fund; and 0.44% Municipal Bond Fund.

Information regarding the factors considered by the Board of Directors of the Funds in connection with the most recent approval of the Investment Advisory and Sub-Advisory Agreements is provided in the Funds’ Annual Report for the fiscal year ended October 31, 2008.

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As discussed in its “Principal Investment Strategies” section, the Real Return Fund may, in part, pursue its investment goal by investing in the Subsidiary. The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory services to the Subsidiary. In consideration of these services, the Subsidiary pays the Adviser an annual advisory fee at the rate of 0.85% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed to exclude from the advisory fee calculation for the Real Return Fund the amount of the Fund’s assets invested in the Subsidiary. The Subsidiary also pays directly all of its other expenses.

Mr. Marc D. Stern is the President, Senior Managing Director and Chief Investment Officer of the Adviser. Mr. Stern is a member of Bessemer’s Management Committee and is Chairman of the Adviser’s Investment Committee. Prior to joining Bessemer in 2004, Mr. Stern was Head of the Wealth Management Group at Bernstein Investment Research & Management, a unit of Alliance Capital Management LP. Mr. Stern has also served as Director of Acquisitions for a division of PepsiCo, Inc. and as a management consultant with McKinsey & Company. Mr. Stern earned a BS in Finance from the Wharton School of the University of Pennsylvania and an MBA from the University of Virginia.

Sub-Advisers

Dimensional Fund Advisors LP (“Dimensional”), located at 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as a sub-adviser to the Global Small & Mid Cap Fund. In this capacity, Dimensional is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Dimensional, a registered investment adviser, was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors and clients of independent financial advisers. Dimensional is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. Prior to November 3, 2006, Dimensional was named Dimensional Fund Advisors Inc. and was organized as a Delaware corporation. As of December 31, 2008, assets under management for all Dimensional affiliated advisors totaled approximately $115 billion. The fees of Dimensional are based on the assets that Dimensional is responsible for managing. The fees Dimensional receives, which are paid by the Adviser from the fees it receives, are included in the advisory fees set forth above.

Champlain Investment Partners, LLC (“Champlain”), located at 346 Shelburne Road, Burlington, Vermont 05401, serves as a sub-adviser to the Global Small & Mid Cap Fund. Champlain is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Champlain is a registered investment adviser and had approximately $1.8 billion in assets under management as of December 31, 2008. The fees of Champlain are based on the assets that Champlain is responsible for managing. The fees Champlain receives, which are paid by the Adviser from the fees it receives, are included in the advisory fees set forth above.

T. Rowe Price International, Inc. (“T. Rowe Price International”), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as a sub-adviser to the Global Opportunities Fund. In this capacity, T. Rowe Price International is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. T. Rowe Price International is a direct wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company. As of December 31, 2008, assets under management totaled approximately $276 billion. The fees of T. Rowe Price International are based on the assets that T. Rowe Price International is responsible for managing. The fees T. Rowe Price International receives, which are paid by the Adviser from the fees it receives, are included in the advisory fees set forth above.

Franklin Advisers, Inc. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403, serves as a sub-adviser to the Global Opportunities Fund. In this capacity, Franklin is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. Franklin is wholly-owned subsidiary of Franklin Resources, Inc., a publicly-traded global investment organization operating as Franklin Templeton Investments. As of December 31, 2008, assets under management totaled approximately $416.2 billion. The fees of Franklin are based on the assets that Franklin is responsible for managing. The fees Franklin receives, which are paid by the Adviser from the fees it receives, are included in the advisory fees set forth above.

31

Shenkman Capital Management, Inc. (“SCM”), located at 461 Fifth Avenue, New York, New York 10017, serves as a sub-adviser to the Global Opportunities Fund. In this capacity, SCM is responsible for the day-to-day management of a portion of the Fund’s portfolio subject to the oversight of the Adviser. SCM is independently owned by its employees and directors. Mark R. Shenkman is SCM’s majority shareholder and serves as the firm’s President and Chief Investment Officer. As of December 31, 2008, SCM’s assets under management totaled approximately $7.7 billion. The fees of SCM are based on the assets that SCM is responsible for managing. The fees SCM receives, which are paid by the Adviser from the fees it receives, are included in the advisory fees set forth above.

As described above, the Adviser has engaged sub-advisers to make the day-to-day investment decisions for portions of the Global Small & Mid Cap and Global Opportunities Funds. The Funds may in the future engage one or more additional sub-advisers. While a sub-adviser makes the day-to-day investment decisions for a Fund, the Adviser retains ultimate responsibility (subject to Board oversight) for overseeing the sub-adviser and evaluating the Fund’s needs and the sub-adviser’s skills and performance on an ongoing basis. Based on its evaluation, the Adviser may, at any time, recommend to the Board that a Fund:

•	change, add or terminate one or more sub-advisers;

•	continue to retain a sub-adviser even though the sub-adviser’s ownership or corporate structure has changed; or

•	materially change a sub-advisory agreement with a sub-adviser.

The Adviser and the Funds have received exemptive relief from the SEC to permit the Adviser (subject to the Board’s oversight and approval) to make decisions about the hiring, termination and replacement of Fund sub-advisers without obtaining approval from Fund shareholders. The Adviser or a Fund will inform the affected Fund’s shareholders of any actions taken in reliance on this relief.

The SAI has more information about the Adviser and the sub-advisers, as well as the Funds’ other service providers.

Portfolio Managers

Certain of the Funds are managed by individual portfolio managers, while others are managed by a team of co-managers. The individuals primarily responsible for the day-to-day investment management of the Funds are identified below. Information about the portfolio managers’ compensation arrangements, other accounts managed by the portfolio managers, as applicable, and the portfolio managers’ ownership of securities of the Funds they manage is available in the Funds’ SAI.

U.S. Large Cap Fund

Ms. Lois Roman, Managing Director and Head of Global Equities for the Adviser and Portfolio Manager of the U.S. Large Cap Fund is primarily responsible for the day-to-day investment management of the U.S. Large Cap Fund. Ms. Roman joined Bessemer and the Adviser on July 6, 2005. Prior to joining Bessemer, Ms. Roman served as Managing Director and Portfolio Manager at Oppenheimer Capital during the years of 2003 to 2005. Prior to Oppenheimer Capital, Ms. Roman served as Managing Director and Head of the Large Cap Value Portfolio Selection Team at Deutsche. Ms. Roman had spent 10 years with Scudder Stevens & Clark, and Zurich Scudder, predecessor of Deutsche. Prior to Deutsche, she was an analyst at Putnam Investments. Ms. Roman received her BA degree from Brandeis University in 1986 and her MBA from the Columbia Business School in 1991.

Non-U.S. Large Cap Fund

Ms. Lois Roman, Managing Director and Head of Global Equities for the Adviser is primarily responsible for the day-to-day investment management of the Non-U.S. Large Cap Fund. Ms. Roman’s background and experience are described under in the “U.S. Large Cap Fund” sub-section above.

32

Global Small & Mid Cap Fund

Mr. Marc D. Stern, Senior Managing Director and Chief Investment Officer of the Adviser is responsible for overseeing investment management of the Fund. Mr. Stern’s background and experience are described in the “Adviser” sub-section above.

Mr. John Hall, Principal and Portfolio Manager Mid Cap Equities for the Adviser, is primarily responsible for the day-to-day investment management of the Adviser’s portion of the Fund’s assets. Previously, Mr. Hall served as Director of Research of Mid Cap U.S. Equities for the Adviser. Prior to joining Bessemer in 1998, he was a portfolio accountant at Jennison Associates. Mr. Hall received a B.S. Cum Laude in Business Administration from Villanova University and MBA from Columbia Business School.

Dimensional manages its portion of the Fund’s portfolio using a team approach. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel. The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus, the Dimensional Investment Committee has 7 members. Investment strategies for the portion of the Fund managed by Dimensional are set by the Dimensional Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Dimensional Investment Committee also sets and reviews all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the Dimensional team approach used to manage its portion of the Fund, the portfolio managers and portfolio traders implement the policies and procedures established by the Dimensional Investment Committee. The Dimensional portfolio managers and portfolio traders also make daily investment decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Dimensional Investment Committee. The Dimensional portfolio managers named below coordinate the efforts of all other portfolio managers with respect to the day-to-day management of the category of portfolios indicated.

Domestic equities	Stephen A. Clark
Non-U.S. equities	Karen E. Umland

Mr. Clark is a Senior Portfolio Manager and Vice President of Dimensional and chairman of the Investment Committee. Mr. Clark received his MBA from the University of Chicago and his BS from Bradley University. Mr. Clark joined Dimensional in 2001 and has been responsible for the portfolio management group since January 2006.

Ms. Umland is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Dimensional Investment Committee. She received her BA from Yale University in 1988 and her MBA from the University of California at Los Angeles in 1993. Ms. Umland joined Dimensional in 1993 and has been responsible for the international equity portfolios since 1998.

Dimensional selects brokers and dealers to effect securities transactions for the portion of the Global Small & Mid Cap Fund managed by it. Dimensional places securities transactions with a view to obtaining best price and execution. Dimensional has entered into a Consulting Services Agreement with Dimensional Fund Advisors Ltd. (“DFAL”) and DFA Australia Limited (“DFA Australia”), respectively. Pursuant to the terms of each Consulting Services Agreement, DFAL and DFA Australia provide certain trading and administrative services to Dimensional with respect to the Global Small & Mid Cap Fund. Dimensional controls DFAL and DFA Australia.

Champlain’s portion of Global Small & Mid Cap Fund (the “Segment”) is managed by Mr. Scott T. Brayman, CFA. Mr. Brayman has served as Chief Investment Officer and Managing Partner of Champlain since September 2004. In addition, Mr. Brayman has led Champlain’s investment team since September 2004. He has managed the Segment since January 1, 2006. Prior to joining Champlain, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. and served as a Portfolio Manager with Sentinel Advisors, Inc. where he was employed from June 1995 to September 2004. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor’s Degree in Business Administration. He earned his Chartered Financial Analyst designation in 1995 and is a member of the CFA Institute and the Vermont Securities Analysts Society. He has more than 20 years of investment experience.

33

Global Opportunities Fund

Mr. Marc D. Stern, Senior Managing Director and Chief Investment Officer of the Adviser is primarily responsible for overseeing investment management of the Fund. Mr. Stern’s background and experience are described in the “Adviser” sub-section above.

Mr. Gregory M. Lester, Principal of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Mr. Lester also serves as the Adviser’s Director of Research for global opportunities investments. From 2005 to 2007, Mr. Lester was the Adviser’s Director of Research for U.S. Large Cap portfolios. He also served as a research analyst for the Adviser covering the healthcare sector for both large cap and mid cap equity portfolios. Prior to joining Bessemer in 2003, Mr. Lester was an investment analyst at American Century Investment Management, Inc., covering healthcare stocks for its American Century Growth Fund. Mr. Lester began his career as a mergers and acquisitions associate at PaineWebber, where he spent five years. Mr. Lester earned a BS from Georgetown University and an MBA from New York University Leonard N. Stern School of Business. He is a Chartered Financial Analyst.

Mr. Harold S. Woolley, Managing Director of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Mr. Woolley’s background and experience are described in the “Fixed Income Fund” sub-section below.

Mr. Edward N. Aw, Principal and Senior Quantitative Analyst of the Adviser, shares responsibility for the day-to-day investment management of the Adviser’s portion of the Fund. Prior to joining Bessemer in 2004, Mr. Aw was a quantitative analyst for five years at Deutsche Investment Management Americas. Previously, Mr. Aw also worked for The Dreyfus Corporation, Goldman Sachs, and Morgan Stanley in various analytic roles. Mr. Aw earned a BA from the State University of New York at Stony Brook and an MBA from the Frank G. Zarb School of Business at Hofstra University. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts.

Mr. Robert N. Gensler is the portfolio manager of T. Rowe Price International’s portion of the Fund. Mr. Gensler joined T. Rowe Price International in 2005. He joined T. Rowe Price Associates, Inc. in 1993 as an investment analyst and has been managing investments since 1996. A magna cum laude graduate of the Wharton School of the University of Pennsylvania, Mr. Gensler received a BS in Economics. He earned an MBA from the Stanford University Graduate School of Business. In addition, Mr. Gensler spent one year as a general course student at the London School of Economics.

Mr. Michael Hasenstab is the portfolio manager of Franklin’s portion of the Fund. Mr. Hasenstab joined Franklin Templeton Investments in 1995. In addition to managing Franklin’s portion of the Fund, Mr. Hasenstab manages accounts for other institutional clients. Mr. Hasenstab earned a BA from Carleton College, a Master’s degree in Economics from the Australian National University and a Ph.D. in Economics from the Asia Pacific School of Economics and Management at Australian National University.

Mr. Mark R. Shenkman is a portfolio manager of SCM’s portion of the Fund. Mr. Shenkman, President and Chief Investment Officer of SCM, founded SCM in 1985. He has thirty-nine years of investment experience, and thirty-one years of high yield investment experience. Mr. Shenkman received a BA from the University of Connecticut (1965) and an MBA from The George Washington University (1967). He also received a Doctor of Humane Letters, honoris causa, from the University of Connecticut (2007).

Mr. Frank X. Whitley is a portfolio manager of SCM’s portion of the Fund. Mr. Whitley, Executive Vice President and Senior Portfolio Manager of SCM, joined the firm in 1988. He has twenty-three years of high yield investment experience. Mr. Whitley received a BS from Seton Hall University (1980) and an MBA from Fordham University (1985).

Mr. Steven N. Schweitzer is a portfolio manager of SCM’s portion of the Fund. Mr. Schweitzer, Senior Vice President and Portfolio Manager of SCM, joined the firm in 1996. He has twelve years of high yield investment experience. Mr. Schweitzer earned a BA from the State University of New York at Binghamton (1989) and an MBA from Bernard Baruch College (1996).

34

Real Return Fund

Mr. Preston Stahl, Managing Director of the Adviser and Portfolio Manager of the Real Return Fund, is primarily responsible for the day-to-day investment management of the Real Return Fund and is responsible for implementing and monitoring the overall portfolio management of the Fund. He has worked as an analyst since 1996, initially with Brundage, Story and Rose, LLC, which was acquired by Bessemer in 2000. Mr. Stahl graduated with a BS from Vanderbilt University, an MBA from Tulane University, and an M. Sc. from the London School of Economics and Political Science.

Mr. Harold S. Woolley, Managing Director of the Adviser and Portfolio Manager of the Fixed Income Fund, shares responsibility for the day-to-day investment management of the Real Return Fund, with particular emphasis on investments in TIPS. Mr. Woolley’s background and experience are described in the “Fixed Income Fund” sub-section below.

Fixed Income Fund

Mr. Harold S. Woolley, Managing Director of the Adviser and Portfolio Manager of the Fixed Income Fund, is primarily responsible for the day-to-day investment management of the Fixed Income Fund. Mr. Woolley has managed the Fund since its inception. Mr. Woolley has headed the fixed income investments group at Bessemer since 1985. Prior to joining Bessemer in 1985, Mr. Woolley was a Managing Director and Head of Fixed Income Investments for the Equitable Investment Management Corp. and a Vice President of the Equitable Life Assurance Society of the U.S. Mr. Woolley graduated with a BA from Bucknell University, and holds an MBA from the Amos Tuck School of Graduate Business, Dartmouth College. Mr. Woolley is a Chartered Financial Analyst.

Municipal Bond Fund

Mr. Bruce A. Whiteford, Managing Director of the Adviser and Portfolio Manager of the Municipal Bond Fund, is primarily responsible for the day-to-day investment management of the Municipal Bond Fund. Mr. Whiteford has managed the Fund since its inception. Prior to joining Bessemer in 1996, Mr. Whiteford oversaw $5 billion in fixed income investments as Vice President, Manager - U.S. Fixed Income Funds Group, Chase Asset Management, a division of Chase Manhattan Bank, N.A. from 1986 to 1996. Mr. Whiteford graduated from the University of South Carolina with a BS in Finance.

DISTRIBUTION AND SHAREHOLDER SERVICING OF FUND SHARES

PFPC Distributors, Inc. (the “Underwriter”) serves as principal underwriter to the Funds pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds.

The Funds have adopted a shareholder servicing plan. Under this plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays a maximum annual fee of up to 0.15% of its average daily net assets. Bessemer has contractually committed through October 31, 2010, to waive its shareholder servicing fee for the Fixed Income Fund and Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of the Funds at 0.05%. Bessemer may engage other parties, including broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries (each a “Shareholder Sub-Servicing Agent”) to provide Shareholder Support Services. Bessemer is solely responsible for compensating each such Shareholder Sub-Servicing Agent from the fees it receives from each Fund.

Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

35

Bessemer may make payments from time to time from its own resources for certain enumerated purposes.

FINANCIAL INFORMATION

Financial Highlights

The following financial highlights are intended to help you understand each Fund’s financial performance for its past five fiscal years, or since inception, if the life of a Fund is shorter. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all distributions.

Information for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008 has been audited by Ernst & Young LLP, whose report, along with the Funds’ audited financial statements, is included in the Annual Report which is available upon request free of charge. Information for each of the indicated periods through October 31, 2005 was audited by the Funds’ former independent registered public accounting firm.

36

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–U.S. LARGE CAP FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.89	$13.83	$12.20	$11.51	$10.98

Investment Operations:
Net investment income	0.09 (a)	0.07	0.06	0.07	0.00 (b)
Net realized and unrealized gains (losses) on investments	(5.18)	2.05	1.62	0.67	0.53

Total from investment operations	(5.09)	2.12	1.68	0.74	0.53

Distributions:
Net investment income	(0.09)	(0.06)	(0.05)	(0.05)	—
Net realized gains	(0.72)	—	—	—	—

Total distributions	(0.81)	(0.06)	(0.05)	(0.05)	—

Net asset value, end of year	$9.99	$15.89	$13.83	$12.20	$11.51

Total return	(33.6)%	15.4%	13.8%	6.4%	4.9%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$337,109	$489,157	$396,493	$306,520	$290,045
Ratio of expenses to average net assets before expense waivers	1.03%	1.04%	— (c)	— (c)	— (c)
Ratio of expenses to average net assets after expense waivers	1.00%	1.01%	1.06%	1.14%	1.21%
Ratio of net investment income/(loss) to average net assets	0.63%	0.48%	0.47%	0.61%	(0.01)%
Portfolio turnover rate	95%	43%	56%	47%	40%

(a)	Calculated using the average shares method for the period.

(b)	Less than $0.01 or $(0.01) per share.

(c)	There were no voluntary fee reductions during the period.

37

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–NON-U.S. LARGE CAP FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$15.04	$13.59	$11.23	$9.68	$8.59

Investment Operations:
Net investment income	0.19 (a)	0.17	0.14	0.10	0.09
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(5.69)	2.24	2.30	1.57	1.09

Total from investment operations	(5.50)	2.41	2.44	1.67	1.18

Distributions:
Net investment income	(0.17)	(0.17)	(0.08)	(0.12)	(0.09)
Net realized gains	(1.41)	(0.79)	—	—	—

Total distributions	(1.58)	(0.96)	(0.08)	(0.12)	(0.09)

Net asset value, end of year	$7.96	$15.04	$13.59	$11.23	$9.68

Total return	(40.5)%	18.5%	21.9%	17.3%	13.8%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$1,699,942	$2,173,900	$1,915,043	$1,518,585	$794,107
Ratio of expenses to average net assets before expense waivers	1.11%	— (b)	— (b)	— (b)	— (b)
Ratio of expenses to average net assets after expense waivers	1.10%	1.11%	1.14%	1.25%	1.31%
Ratio of net investment income to average net assets	1.72%	1.15%	1.17%	1.10%	1.01%
Portfolio turnover rate	66%	44%	50%	49%	51%

(a)	Calculated using the average shares method for the period.

(b)	There were no voluntary fee reductions during the period.

38

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–GLOBAL SMALL & MID CAP FUND
(For a share outstanding throughout each period)

	Year Ended October 31,			Period Ended October 31, 2005(a)
	2008	2007	2006
Net asset value, beginning of period	$15.45	$12.94	$10.69	$10.00

Investment Operations:
Net investment income	0.08 (b)	0.09	0.07	0.03
Net realized and unrealized gains (losses) on investments, foreign currency transactions and deferred taxes	(4.53)	2.93	2.21	0.66

Total from investment operations	(4.45)	3.02	2.28	0.69

Distributions:
Net investment income	(0.07)	(0.11)	(0.02)	—
Net realized gains	(1.10)	(0.40)	(0.01)	—

Total distributions	(1.17)	(0.51)	(0.03)	—

Net asset value, end of period	$9.83	$15.45	$12.94	$10.69

Total return	(30.4)%	24.1%	21.4%	6.9	%(c)

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$2,941,943	$906,621	$698,492	$502,103
Ratio of expenses to average net assets before expense waivers	1.12%	— (d)	— (d)	—	(d)
Ratio of expenses to average net assets after expense waivers	1.11%	1.13%	1.15%	1.24	%(e)
Ratio of net investment income to average net assets	0.66%	0.62%	0.60%	0.52	%(e)
Portfolio turnover rate	36%	35%	39%	8	%(c)

(a)	For the period from April 7, 2005 (commencement of operations) to October 31, 2005.

(b)	Calculated using the average shares method for the period.

(c)	Not Annualized.

(d)	There were no voluntary fee reductions during the period.

(e)	Annualized.

39

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–GLOBAL OPPORTUNITIES FUND
(For a share outstanding throughout the period)

	Period Ended October 31, 2008(a)
Net asset value, beginning of period	$10.00

Investment Operations:
Net investment income	0.16	(b)
Net realized and unrealized losses on investments, futures contracts, swap agreements, written options and foreign currency transactions	(3.56)

Total from investment operations	(3.40)

Distributions:
Net investment income	(0.02)

Total distributions	(0.02)

Net asset value, end of period	$6.58

Total return	(34.0	)%(c)

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$1,168,551
Ratio of expenses to average net assets before expense waivers	1.36	%(d)
Ratio of expenses to average net assets after expense waivers	1.35	%(d)
Ratio of net investment income to average net assets	1.98	%(d)
Portfolio turnover rate	145	%(c)

(a)	For the period from November 28, 2007 (commencement of operations) to October 31, 2008.

(b)	Calculated using the average shares method for the period.

(c)	Not Annualized.

(d)	Annualized.

40

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–REAL RETURN FUND
(For a share outstanding throughout each period)

	Year Ended October 31,					Period Ended October 31, 2005(a)
	2008		2007		2006
Net asset value, beginning of period	$13.73		$11.68		$10.41	$10.00

Investment Operations:
Net investment income	0.21(b	)	0.24		0.17	0.09
Net realized and unrealized gains (losses) on investments, futures contracts, swap agreements, written options and foreign currency transactions	(4.50)		3.00		1.31	0.32

Total from investment operations	(4.29)		3.24		1.48	0.41

Distributions:
Net investment income	(0.11)		(0.29)		(0.15)	—
Net realized gains	(0.99)		(0.90)		(0.06)	—

Total distributions	(1.10)		(1.19)		(0.21)	—

Net asset value, end of period	$8.34		$13.73		$11.68	$10.41

Total return	(34.2)%		29.8%		14.4%	4.1	%(c)

Annualized Ratios/Supplemental Data:
Net assets at end of period (000’s)	$1,371,944		$1,796,484		$1,264,707	$839,573
Ratio of expenses to average net assets	1.25	%(d)	1.25	%(d)	1.10%	1.16	%(e)
Ratio of expenses to average net assets (excluding interest expense)(d)	1.08%		1.09%		—	—
Ratio of net investment income to average net assets	1.54%		1.97%		1.81%	1.97	%(e)
Portfolio turnover rate	88%		36%		56%	5	%(c)

(a)	For the period from April 29, 2005 (commencement of operations) to October 31, 2005.

(b)	Calculated using the average shares method for the period.

(c)	Not Annualized.

(d)

When counterparties post cash collateral with respect to various swap transactions, the Fund invests the collateral and receives interest income and pays interest expense. The interest income is included in investment income on the Statements of Operations, and the interest expense is included in the Fund’s overall expense ratio.

(e)	Annualized.

41

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–FIXED INCOME FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2008	2007	2006	2005		2004
Net asset value, beginning of year	$10.88	$10.79	$10.78	$10.98		$11.12

Investment Operations:
Net investment income	0.44 (a)	0.42	0.44	0.33		0.31
Net realized and unrealized gains (losses) on investments	0.22	0.14	(0.02)	(0.17)		(0.01)

Total from investment operations	0.66	0.56	0.42	0.16		0.30

Distributions:
Net investment income	(0.44)	(0.47)	(0.38)	(0.36)		(0.37)
Net realized gains	(0.02)	—	(0.03)	(0.00	)(b)	(0.07)

Total distributions	(0.46)	(0.47)	(0.41)	(0.36)		(0.44)

Net asset value, end of year	$11.08	$10.88	$10.79	$10.78		$10.98

Total return	6.2%	5.4%	4.0%	1.6%		2.8%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$171,444	$139,005	$98,267	$78,440		$78,281
Ratio of expenses to average net assets before expense waivers	0.82%	0.84%	— (c)	1.00%		1.10%
Ratio of expenses to average net assets after expense waivers	0.70%	0.73%	0.87%	0.99%		1.05%
Ratio of net investment income to average net assets	3.92%	4.22%	4.07%	3.05%		2.68%
Portfolio turnover rate	36%	59%	72%	17%		8%

(a)	Calculated using the average shares method for the period.

(b)	Less than $0.01 or $(0.01) per share.

(c)	There were no voluntary fee reductions during the period.

42

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS–MUNICIPAL BOND FUND
(For a share outstanding throughout each period)

	Year Ended October 31,
	2008	2007	2006	2005	2004
Net asset value, beginning of year	$11.21	$11.27	$11.20	$11.47	$11.42

Investment Operations:
Net investment income	0.37 (a)	0.35	0.33	0.29	0.29
Net realized and unrealized gains (losses) on investments	(0.41)	(0.04)	0.14	(0.21)	0.22

Total from investment operations	(0.04)	0.31	0.47	0.08	0.51

Distributions:
Net investment income	(0.35)	(0.37)	(0.30)	(0.28)	(0.29)
Net realized gains	—	—	(0.10)	(0.07)	(0.17)

Total distributions	(0.35)	(0.37)	(0.40)	(0.35)	(0.46)

Net asset value, end of year	$10.82	$11.21	$11.27	$11.20	$11.47

Total return	(0.5)%	2.8%	4.3%	0.7%	4.6%

Annualized Ratios/Supplemental Data:
Net assets at end of year (000’s)	$226,504	$165,505	$116,442	$98,652	$88,523
Ratio of expenses to average net assets before expense waivers	0.81%	0.84%	— (b)	0.99%	1.07%
Ratio of expenses to average net assets after expense waivers	0.70%	0.74%	0.86%	0.98%	1.05%
Ratio of net investment income to average net assets	3.32%	3.32%	3.05%	2.63%	2.57%
Portfolio turnover rate	47%	50%	52%	56%	45%

(a)	Calculated using the average shares method for the period.

(b)	There were no voluntary fee reductions during the period.

43

OLD WESTBURY FUNDS, INC.

NOTICE OF PRIVACY POLICY & PRACTICES

Old Westbury Funds, Inc. recognizes and respects the privacy expectations of our customers. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with Old Westbury Funds, Inc.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History, including information about the transactions and balances in a customer’s accounts; and

•	Correspondence, written, telephonic or electronic between a customer and Old Westbury Funds, Inc. or service providers to Old Westbury Funds, Inc.

Disclosure of Customer Information

We may disclose all of the information described above to certain third parties who are not affiliated with Old Westbury Funds, Inc. to process or service a transaction at your request, as permitted by law, for example, with companies who maintain or service customer accounts for Old Westbury Funds, Inc.

Security of Customer Information

We require service providers to the Old Westbury Funds, Inc.:

•	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Old Westbury Funds, Inc.; and

•	to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the Old Westbury Funds, Inc.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Old Westbury Funds, Inc.

A Statement of Additional Information (SAI) dated February 28, 2009 is incorporated by reference into this Prospectus. Additional information about each Fund’s investments is contained in the Funds’ SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report discusses market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and make inquiries, call your investment professional or the Fund at 1-800-607- 2200. The Funds do not make their SAI or Annual and Semi-Annual Reports available through the internet because the Funds do not have a web site.

Information from the SEC: You can obtain copies of Fund documents from the SEC as follows:

In person:	Public Reference Room in Washington, D.C. (For information about their operation, call 1-202-551-8090.)
By mail:	Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-0104 (The SEC charges a fee to copy any documents.)

On the EDGAR database via the Internet: http://www.sec.gov

By electronic request: publicinfo@sec.gov (The SEC charges a fee to copy any documents.)

Cusip 680414307
Cusip 680414109
Cusip 680414406
Cusip 680414505
Cusip 680414604
Cusip 680414703
Cusip 680414802

Investment Company Act file no. 811-07912

A21-09PROS     Old Westbury Funds, Inc.     02/09

OLD WESTBURY FUNDS, INC.

Statement of Additional Information

February 28, 2009

Old Westbury U.S. Large Cap Fund (“U.S. Large Cap Fund”)
Old Westbury Non-U.S. Large Cap Fund (“Non-U.S. Large Cap Fund”)
Old Westbury Global Small & Mid Cap Fund (“Global Small & Mid Cap Fund”)
Old Westbury Global Opportunities Fund (“Global Opportunities Fund”)
Old Westbury Real Return Fund (“Real Return Fund”)
Old Westbury Fixed Income Fund (“Fixed Income Fund”)
Old Westbury Municipal Bond Fund (“Municipal Bond Fund”)
(each a “Fund” and collectively, the “Funds”)

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Funds’ Prospectus dated February 28, 2009. This SAI incorporates by reference the Funds’ Annual Report dated October 31, 2008 and Semi-Annual Report dated April 30, 2008. You may obtain the Prospectus, Annual Report or Semi-Annual Report without charge by calling 1-800-607-2200.

Bessemer Investment Management LLC – the
Funds’ Investment Adviser (the “Adviser”)

HOW ARE THE FUNDS ORGANIZED?

Old Westbury Funds, Inc. (the “Corporation”) is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. Prior to October 21, 2008, the Old Westbury Global Small & Mid Cap Fund was named the Old Westbury Global Small Cap Fund and the Old Westbury U.S. Large Cap Fund was named the Old Westbury Large Cap Equity Fund. Prior to February 16, 2004, Old Westbury U.S. Large Cap Fund was named the Old Westbury Core Equities Fund. Prior to July 28, 2008, the Old Westbury Non-U.S. Large Cap Fund was named the Old Westbury International Fund.

With the exception of Real Return Fund and Global Opportunities Fund, the Funds are diversified portfolios of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities.

SECURITIES IN WHICH THE FUNDS INVEST

The Funds invest in a variety of securities and other instruments and employ a number of investment techniques that involve certain risks. The Prospectus highlights the Funds’ principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. A “Y” in the table indicates that the Fund may purchase or engage in the corresponding instrument or technique. An “N” indicates the Fund (1) is prohibited by investment restriction or policy from purchasing the instrument or engaging in the technique or (2) does not intend to purchase or engage in the corresponding instrument or technique although the Fund is not prohibited from doing so. Following the table is further information describing the investments and techniques listed in the table, as well as others.

Securities and Investment Techniques	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Oppor- tunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Asset-Backed Securities	N	N	Y	Y	Y	Y	N
Bank Obligations	Y	Y	Y	Y	Y	Y	Y
Below Investment Grade/High Yield Securities	Y	Y	N	Y	Y	Y	N
Borrowing	Y	Y	Y	Y	Y	Y	Y
Collateralized Debt Obligations	N	N	Y	Y	Y	Y	N
Collateralized Mortgage Obligations	N	N	Y	Y	Y	Y	N
Collectibles	N	N	N	N	Y	N	N
Commercial Paper	Y	Y	Y	Y	Y	Y	Y
Commodities	N	N	N	N	Y	N	N
Common Stock	Y	Y	Y	Y	Y	N	N
Convertible Securities	Y	Y	Y	Y	Y	Y	N
Corporate Reorganizations	Y	Y	Y	Y	Y	Y	Y
Debt Obligations	Y	Y	Y	Y	Y	Y	Y
Fixed Rate Debt Obligations	Y	Y	Y	Y	Y	Y	Y
Floating Rate Debt Obligations	Y	Y	Y	Y	Y	Y	Y
Foreign Debt Obligations	Y	Y	Y	Y	Y	Y	Y
Floaters and Inverse Floaters	N	N	Y	Y	Y	Y	Y
Depository Receipts	Y	Y	Y	Y	Y	N	N
American Depository Receipts	Y	Y	Y	Y	Y	N	N
Global Depository Receipts	N	Y	Y	Y	Y	N	N
European Depository Receipts	N	Y	Y	Y	Y	N	N
Derivative Instruments	Y	Y	Y	Y	Y	Y	Y
Futures and Options Transactions	Y	Y	Y	Y	Y	Y	Y
Foreign Currency Transactions	Y	Y	Y	Y	Y	Y	N
Hybrid or Linked Instruments	N	N	Y	Y	Y	Y	N
Structured Notes	N	N	N	Y	Y	N	N
Swap Agreements	N	N	Y	Y	Y	Y	N
Emerging Growth Companies	N	Y	Y	Y	Y	N	N
Emerging Market Securities	N	Y	Y	Y	Y	N	N
Foreign Securities	Y	Y	Y	Y	Y	Y	N
Illiquid Securities	Y	Y	Y	Y	Y	Y	Y
Inflation-Protected Securities	N	N	Y	Y	Y	Y	Y
Investment Grade Debt Securities	Y	Y	Y	Y	Y	Y	Y
Investment in Other Investment Companies	Y	Y	Y	Y	Y	Y	Y
Investment in the Wholly-Owned Subsidiary	N	N	N	N	Y	N	N
Loan Participations and Assignments	N	N	N	Y	Y	Y	N
Money Market Instruments	Y	Y	Y	Y	Y	Y	Y
Mortgage-Backed Securities	N	N	Y	Y	Y	Y	N
Municipal Securities	N	N	N	Y	Y	Y	Y
Precious Metals	N	N	N	N	Y	N	N
Preferred Stocks	Y	Y	Y	Y	Y	Y	N
Private Placements and Other Restricted Securities	Y	Y	Y	Y	Y	Y	Y
Real Estate Investment Trusts	Y	Y	Y	Y	Y	N	N
Royalty Trusts	N	N	N	N	Y	N	N
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y
Short Sales	Y	Y	Y	Y	Y	N	N
Small- and Medium Capitalization Stocks	Y	Y	Y	Y	Y	N	N
Standby Commitments	N	N	N	N	N	N	Y

Securities and Investment Techniques	U.S. Large Cap Fund	Non-U.S. Large Cap Fund	Global Small & Mid Cap Fund	Global Oppor- tunities Fund	Real Return Fund	Fixed Income Fund	Municipal Bond Fund

Stripped Securities	N	N	Y	Y	Y	Y	Y
U.S. Government Securities	Y	Y	Y	Y	Y	Y	Y
Temporary Investments	Y	Y	Y	Y	Y	Y	Y
Variable Rate Demand Notes	Y	Y	Y	Y	Y	Y	Y
Warrants and Rights	Y	Y	Y	Y	Y	N	N
When-Issued and Delayed Delivery Transactions	Y	Y	Y	Y	Y	Y	Y
Zero Coupon, Pay-in-Kind and Step-Coupon Securities	N	N	N	Y	Y	Y	N

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following describes the types of securities a Fund may purchase, as well as certain investment techniques a Fund may use that are in addition to those described in the Prospectus. The following also describes certain additional risks associated with such securities and investment techniques.

ASSET-BACKED SECURITIES. Asset-backed securities represent interests in, or debt instruments that are backed by, pools of various types of assets that generate cash payments generally over fixed periods of time such as car loans and credit card receivables. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities are issued by non-governmental entities and carry no direct or indirect government guarantee. These securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. These securities, in turn, are either privately placed or publicly offered.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets.

BANK OBLIGATIONS. Bank obligations include negotiable certificates of deposit, time deposits and bankers’ acceptances. A Fund will invest in bank instruments (i) that have been issued by banks and savings and loans and savings banks that have more than $2 billion in total assets at the time of investment and are organized under the laws of the United States or any state; (ii) of foreign branches of these banks or of foreign banks of equivalent size; and (iii) of U.S. branches of foreign banks of equivalent size. A Fund will not invest in obligations for which the Adviser, or any of its affiliates, is the ultimate obligor or accepting bank. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.

BELOW INVESTMENT GRADE/HIGH YIELD SECURITIES. Below investment grade or high yield securities are securities rated lower than BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s), comparably rated by another nationally recognized statistical rating organization or not rated by any rating agency but determined to be of comparable quality by the Adviser or the sub-advisers. The issuers of below investment grade securities having speculative characteristics may experience difficulty in paying principal and interest when due in the event of a downturn in the economy or unanticipated corporate developments. The market prices of such securities (commonly known as “junk bonds”) may become increasingly volatile in periods of economic uncertainty. Moreover, adverse publicity or the perceptions of investors over which the Adviser and sub-advisers have no control, whether or not based on fundamental analysis, may decrease the market price and liquidity of such investments. Although the Adviser and sub-advisers will attempt to avoid exposing a Fund to such risks, there is no assurance that they will be successful or that a liquid secondary market will be available for the disposition of such securities.

The market for unrated securities may not be as liquid as the market for rated securities, which may result in depressed prices for a Fund in the disposal of such nonrated securities. There is no established secondary market for many of these securities. The Adviser and sub-advisers cannot anticipate whether these securities could be sold other than to institutional investors. There is frequently no secondary market for the resale of those debt obligations that are in default. The limited market for these securities may affect the amount actually realized by a Fund upon such sale. Such sale may result in a loss to a Fund. There are certain risks involved in applying credit ratings as a method of evaluating below investment grade securities. For example, while credit rating agencies evaluate the safety of principal and interest payments, they do not evaluate the market risk of the securities and the securities may decrease in value as a result of credit developments.

Lower rated and nonrated securities tend to offer higher yields than higher rated securities with the same maturities because the creditworthiness of the obligors of lower rated securities may not have been as strong as that of other issuers. Since there is a general perception that there are greater risks associated with the lower rated securities, the yields and prices of such securities tend to fluctuate more with changes in the perceived quality of the credit of their obligors. In addition, the market value of below investment grade securities may fluctuate more than the market value of higher rated securities since high yield securities tend to reflect short-term market developments to a greater extent than higher rated securities, which fluctuate primarily in response to the general level of interest rates, assuming that there has been no change in the fundamental credit quality of such securities. Below investment grade securities are also more sensitive to adverse economic changes and events affecting specific issuers than are higher rated securities. Periods of economic uncertainty can be expected to result in increased market price volatility of the below investment grade securities. Below investment grade securities may also be directly and adversely affected by variables such as interest rates, unemployment rates, inflation rates and real growth in the economy and may be more susceptible to variables such as adverse publicity and negative investor perception than are more highly rated securities, particularly in a limited secondary market. Lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The obligors of lower rated securities possess less creditworthy characteristics than the obligors of higher rated securities, as is evidenced by those securities that have experienced a downgrading in rating or that are in default. The evaluation of the price of such securities is highly speculative and volatile. As such, these evaluations are very sensitive to the latest available public information relating to developments concerning such securities.

BORROWING. A Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of total assets and pledge some assets as collateral. A Fund that borrows will pay interest on borrowed money and may incur other transaction costs. These expenses can exceed the income received or capital appreciation realized by a Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage to 300% of the amount borrowed. If the coverage declines to less than 300%, the Fund must sell sufficient portfolio securities, even at a loss, to restore the coverage.

COLLATERALIZED DEBT OBLIGATIONS (CDOs). A Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectus (e.g.) interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

The following example illustrates how mortgage cash flows are prioritized in the case of CMOs - most of the CMOs in which a Fund might invest use the same basic structure: (1) Several classes of securities are issued against a pool of mortgage collateral (a common structure may contain four classes of securities). The first three (A, B, and C bonds) pay interest at their stated rates beginning with the issue date, and the final class (Z bond) typically receives any excess income from the underlying investments after payments are made to the other classes and receives no principal or interest payments until the shorter maturity classes have been retired, but then receives all remaining principal and interest payments). (2) The cash flows from the underlying mortgages are applied first to pay interest and then to retire securities. (3) The classes of securities are retired sequentially. All principal payments are directed first to the shortest-maturity class (or A bond). When those securities are completely retired, all principal payments are then directed to the next shortest-maturity security (or B bond). This process continues until all of the classes have been paid off.

Because the cash flow is distributed sequentially instead of pro rata, as with pass-through securities, the cash flows and average lives of CMOs are more predictable, and there is a period of time during which the investors in the longer-maturity classes receive no principal pay downs.

COLLECTIBLES. The Real Return Fund and its wholly-owned subsidiary, OWF Real Return Fund Ltd. (“Subsidiary”) may invest in collectibles, which are rare objects collected by investors. They can include stamps, coins, books, oriental rugs, antiques, sports and other memorabilia, photographs, art and wine. Collectibles are generally expected to rise in value during inflationary periods when investors are trying to move to assets viewed as an inflation hedge. Generally, collectibles can be expected to drop in value during periods of low inflation. Collectible trading for profit is subject to certain risks and other considerations, including that collectibles: (i) have limited buying and selling markets; (ii) are often bought and sold at auction and subject to buyer and/or seller premiums; (iii) experience periods of high and low demand; (iv) must be insured, physically held and properly maintained; (v) may need to have their authenticity and provenance verified from time to time; and (vi) may not have accurate market valuations available. The Real Return Fund does not currently intend to invest more than 5% of its total assets in Collectibles.

COMMERICAL PAPER. The commercial paper in which a Fund may invest must be rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody, or F-1 or F-2 by Fitch IBCA, Inc. (“Fitch”). Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

COMMODITIES. Commodities are assets that have tangible properties, such as oil, agricultural products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject a Fund’s investments to greater volatility than investments in traditional securities. In order to gain exposure to the commodities markets the Real Return Fund and its Subsidiary may invest directly in physical commodities in addition to indirect investments in commodities-linked or related instruments.

COMMON STOCKS. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock. Recently, the financial markets have experienced a period of extreme stress which has resulted in unusual and extreme volatility in the equity markets and in prices of individual stocks. In some cases, the prices of stocks of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial conditions or prospects of that company. These market conditions add significantly to the risk of short term volatility of a Fund.

CONVERTIBLE SECURITIES. Convertible securities may include convertible preferred stock, convertible bonds and convertible bonds of foreign issues or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). As such, convertible securities combine the investment characteristics of debt securities and equity securities but typically retain the investment characteristics of debt securities until they have been converted. Although lower rated bonds generally have higher yields, they are more speculative and subject to a greater risk of default with respect to the issuer’s capacity to pay interest and repay principal than are higher rated debt securities.

In selecting convertible securities, the Adviser and sub-advisers rely primarily on their own evaluation of the issuer and the potential for capital appreciation through conversion. The Adviser and sub-advisers do not rely on the rating of the security because of a change in the rating absent a change in their own evaluation of the underlying common stock and the ability of the issuer to pay principal and interest or dividends when due without disrupting its business goals. Interest or dividend yield is a factor only to the extent it is reasonably consistent with prevailing rates for securities of similar quality and thereby provides a support level for the market price of the security. A Fund will purchase the convertible securities of highly leveraged issuers only when, in the judgment of the Adviser or sub-advisers, the risk of default is outweighed by the potential for capital appreciation.

CORPORATE REORGANIZATIONS. A Fund may invest in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser or sub-advisers, there is reasonable prospect of capital appreciation significantly greater than the brokerage and other transaction expenses involved. The primary risk of such investments is that if the contemplated transaction is abandoned, revised, delayed or becomes subject to unanticipated uncertainties, the market price of the securities may decline below the purchase price paid by a Fund.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. However, the increased market price of such securities may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser or sub-advisers which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offer as well as the dynamics of the business climate when the offer or proposal is in process.

DEBT OBLIGATIONS. A Fund may invest in the following type of debt obligations, including bills, bonds, notes, debentures, money market instruments and similar instruments and securities of U.S. and non-U.S. corporate issuers or governments, which may have fixed or floating rates of interest.

Fixed Rate Debt Obligations. Fixed rate debt obligations include fixed rate debt securities with short-term characteristics. Fixed rate securities with short-term characteristics are long-term debt obligations but are treated in the market as having short maturities because call features of the securities may make them callable within a short period of time. A fixed rate security with short-term characteristics includes a fixed income security priced close to call or redemption price or a fixed income security approaching maturity, where the expectation of call or redemption is high.

Fixed rate securities exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described below, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates, the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

Floating Rate Debt Obligations. A Fund may invest in floating rate debt obligations including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days to an increment over some predetermined interest rate index). Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Increasing rate securities’ rates are reset periodically at different levels on a predetermined scale. These levels of interest are ordinarily set at progressively higher increments over time. Some increasing rate securities may, by agreement, revert to a fixed rate status. These securities may also contain features which allow the issuer the option to convert the increasing rate of interest to a fixed rate under such terms, conditions, and limitations as are described in each issuer’s Prospectus.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Funds may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank. The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

Floaters And Inverse Floaters. Floaters and inverse floaters allocate interest payments between two classes of a security. One class (“Floaters”) receives a share of interest payments based upon a market index such as LIBOR. The other class (“Inverse Floaters”) receives any remaining interest payments from the underlying investments. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

DEPOSITARY RECEIPTS. Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying securities and may not be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts (“ADRs”) are traded in the United States. ADRs provide a way for a Fund to gain exposure to foreign-based companies in the United States rather than purchasing shares in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. The foreign securities underlying GDRs and EDRs are traded globally or outside the United States. Depositary Receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

DERIVATIVE INSTRUMENTS. Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; swap agreements and swaptions.

A Fund may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolios securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; (vi) for any other reason deemed appropriate by the Adviser or sub-advisers in achieving a Fund’s investment objective; and/or (vii) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of the Adviser’s or sub-advisers’ derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

Pursuant to regulations and/or published positions of the Securities Exchange Commission (the “SEC”) or its staff, a Fund may be required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. To the extent a Fund maintains asset coverage in the amount prescribed, such assets cannot be sold while the derivative transaction is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

The Corporation has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) in accordance with Rule 4.5 of the CEA, and therefore, the Corporation is not subject to registration or regulation as a commodity pool operator under the CEA.

FUTURES AND OPTIONS TRANSACTIONS. A Fund may buy and sell futures contracts and options on futures contracts, buy put and call options on portfolio securities and securities indices or write covered put and call options on portfolio securities to attempt to increase its current income or to hedge its portfolio. There is no assurance that a liquid secondary market will exist for any particular futures contract or option at any particular time. A Fund’s ability to establish and close out futures and options positions depends on this secondary market. When a Fund uses futures and options on futures, there is a risk that the prices of the securities or foreign currency subject to the futures contracts may not correlate perfectly with the prices of the securities or currency in the Fund’s portfolio. This may cause the futures contract and any related options to react differently to market changes than the portfolio securities or foreign currency. In addition, the Adviser or sub-advisers could be incorrect in their expectations about the direction or extent of market factors such as stock price movements or foreign currency exchange rate fluctuations. In these events, a Fund may lose money on the futures contract or option.

Futures Contracts. A futures contract is a commitment by two parties under which one party agrees to make delivery of an asset (seller) and another party agrees to take delivery of the asset at a certain time in the future. A futures contract may involve a variety of assets including commodities (such as oil, wheat or corn) or a financial asset (such as a security). A stock index futures contract is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the price of the original contract and the value of the index at the close of the last trading day of the contract. No physical delivery of the underlying securities in the index is made. Settlement is made in cash upon termination of the contract. Although some financial futures contracts call for making or taking delivery of the underlying securities, in most cases these obligations are closed out before the settlement date. The closing of a futures contract is accomplished by purchasing or selling an identical offsetting futures contract. Other financial futures contracts call for cash settlements.

Margin in Futures Contracts. Since a Fund does not pay or receive money upon the purchase or sale of a futures contract, it is required to deposit an amount of initial margin in cash, U.S. government securities or highly-liquid debt securities as a good faith deposit. The margin is returned to a Fund upon termination of the contract. Initial margin in futures transactions does not involve borrowing to finance the transactions. As the value of the underlying futures contract changes daily, a Fund pays or receives cash, called variation margin, equal to the daily change in value of the futures contract. This process is known as marking to market. Variation margin does not represent a borrowing or loan by a Fund. It may be viewed as a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When a Fund purchases futures contracts, it will maintain, at a minimum, an amount of cash and/or cash equivalents, equal to the underlying commodity value of the futures contracts to “collateralize” the position and insure that the futures contracts are covered. A Fund is also required to deposit and maintain margin when it writes call options on futures contracts. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed.

Put Options on Financial and Stock Index Futures Contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.

Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, a Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by a Fund upon the sale of the second option will be large enough to offset both the premium paid by a Fund for the original option plus the decrease in value of the hedged securities.

Alternatively, a Fund may exercise its put option to close out the position. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. A Fund would then deliver the futures contract in return for payment of the strike price. If a Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and only the premium paid for the contract will be lost.

A Fund may also write (sell) listed put options on financial or stock index futures contracts to hedge its portfolio against a decrease in market interest rates or an increase in stock prices. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund sells a put on a futures contract, it receives a cash premium in exchange for granting to the buyer of the put the right to receive from the Fund, at the strike price, a short position in such futures contract. This is so even though the strike price upon exercise of the option is greater than the value of the futures position received by such holder. As market interest rates decrease or stock prices increase, the market price of the underlying futures contract normally increases. When the underlying futures contract increases, the buyer of the put option has less reason to exercise the put because the buyer can sell the same futures contract at a higher price in the market. If the value of the underlying futures position is not such that exercise of the option would be profitable to the option holder, the option will generally expire without being exercised. The premium received by a Fund can then be used to offset the higher prices of portfolio securities to be purchased in the future.

In order to avoid the exercise of an option sold by it, a Fund may cancel its obligation under the option by entering into a closing purchase transaction, unless it is determined to be in the Fund’s interest to deliver the underlying futures position. A closing purchase transaction consists of the purchase by a Fund of an option having the same term as the option sold by the Fund, and has the effect of canceling the Fund’s position as a seller. The premium which a Fund will pay in executing a closing purchase transaction may be higher than the premium received when the option was sold, depending in large part upon the relative price of the underlying futures position at the time of each transaction. If the hedge is successful, the cost of buying the second option will be less than the premium received by a Fund for the initial option.

Call Options On Financial and Stock Index Futures Contracts. A Fund may write (sell) listed and over-the-counter call options on financial and stock index futures contracts. When a Fund writes a call option on a futures contract, it undertakes to sell a futures contract at the fixed price at any time during the life of the option. As stock prices fall or market interest rates rise, causing the prices of futures to go down, a Fund’s obligation to sell a futures contract costs less to fulfill, causing the value of the Fund’s call option position to increase. In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that a Fund keeps the premium received for the option. This premium can substantially offset the drop in value of a Fund’s portfolio securities.

Prior to the expiration of a call written by a Fund, or exercise of it by the buyer, a Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by a Fund for the initial option. The net premium income of a Fund will then substantially offset the decrease in value of the hedged securities.

A Fund may buy a listed call option on a financial or stock index futures contract to hedge against decreases in market interest rates or increases in stock price. A Fund will use these transactions to purchase portfolio securities in the future at price levels existing at the time it enters into the transaction. When a Fund purchases a call on a financial futures contract, it receives in exchange for the payment of a cash premium the right, but not the obligation, to enter into the underlying futures contract at a strike price determined at the time the call was purchased, regardless of the comparative market value of such futures position at the time the option is exercised. The holder of a call option has the right to receive a long (or buyer’s) position in the underlying futures contract. As market interest rates fall or stock prices increase, the value of the underlying futures contract will normally increase, resulting in an increase in value of a Fund’s option position. When the market price of the underlying futures contract increases above the strike price plus premium paid, a Fund could exercise its option and buy the futures contract below market price. Prior to the exercise or expiration of the call option, a Fund could sell an identical call option and close out its position. If the premium received upon selling the offsetting call is greater than the premium originally paid, a Fund has completed a successful hedge.

Purchasing Put and Call Options on Securities. A Fund may purchase put options on portfolio securities to protect against price movements in the Fund’s portfolio. A put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. A Fund may purchase call options on securities acceptable for purchase to protect against price movements by locking in on a purchase price for the underlying security. A call option gives the Fund, in return for a premium, the right to buy the underlying security from the seller at a specified price during the term of the option.

Writing Covered Call and Put Options on Securities. A Fund may write covered call and put options to generate income and thereby protect against price movements in the Fund’s portfolio securities. As a writer of a call option, the Fund has the obligation, upon exercise of the option during the option period, to deliver the underlying security upon payment of the exercise price. As a writer of a put option, the Fund has the obligation to purchase a security from the purchaser of the option upon the exercise of the option.

Stock Index Options. A Fund may purchase or sell put or call options on stock indices listed on national securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Upon the exercise of the option, the holder of a call option has the right to receive, and the writer of a put option has the obligation to deliver, a cash payment equal to the difference between the closing price of the index and the exercise price of the option. The effectiveness of purchasing stock index options will depend upon the extent to which price movements in the Fund’s portfolio correlate with price movements of the stock index selected. The value of an index option depends upon movements in the level of the index rather than the price of a particular stock. Accordingly, successful use by a Fund of options on stock indices will be subject to the Adviser and sub-advisers correctly predicting movements in the directions of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Over-the-Counter Options. Over-the-counter options are two-party contracts with price and terms negotiated between buyer and seller. In contrast, exchange-traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while over-the-counter options may not. A Fund may generally purchase and write over-the-counter options on portfolio securities or securities indices in negotiated transactions with the buyers or writers of the options when options on the Fund’s portfolio securities or securities indices are not traded on an exchange.

FOREIGN CURRENCY TRANSACTIONS. Foreign currency transactions are generally used to obtain foreign currencies to settle securities transactions. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions are used to protect against foreign currency exchange rate risks.

Forward Foreign Currency Exchange Contracts. Forward Foreign Currency Exchange Contracts (“Forward Contracts”) are generally used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser or sub-advisers believe a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. A Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of the Fund’s assets denominated in that currency. Conversely, if the Adviser or sub-advisers believe that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount. A Fund may also engage in cross-hedging when the Adviser or sub-advisers believe that a foreign currency may experience a substantial movement against another currency. In such situations, the Fund may enter into a Forward Contract to buy or sell, as appropriate, an amount of the foreign currency either approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency, or necessary to derive a level of additional income that the Adviser or sub-advisers seek to achieve for the Fund. A Fund may use Forward Contracts for hedging purposes as well as a broad based investment in the foreign currency markets.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

Put and Call Options on Foreign Currencies. Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, such Fund may forfeit the entire amount of the premium plus related transaction costs. These options are traded on U.S. and foreign exchanges or over-the-counter.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees, and are subject to the risk of government actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

HYBRID OR LINKED INSTRUMENTS. Hybrid or linked instruments typically combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid instrument is tied to the price of some commodity, currency or securities index or another interest rate or some other economic factor (a “benchmark”). The interest rate or the principal amount payable at maturity of a hybrid instrument may be increased or decreased, depending on changes in the value of the benchmark.

These instruments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrid instruments may not bear interest or pay dividends. The value of a hybrid instrument or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a linked hybrid instrument. Under certain conditions, the redemption value of a hybrid instrument could be zero. Thus, an investment in a linked or hybrid instrument may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denomination bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of linked or hybrid instruments also exposes a Fund to the credit risk of the issuer of the linked or hybrid instrument. These risks may cause significant fluctuations in the net asset value of a Fund. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

STRUCTURED NOTES. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured note may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed so that appreciation of the reference may produce an increase or decrease in the interest rate or the value of the structured note; therefore, the value of these securities may be volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes also may be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

SWAP AGREEMENTS. Swap agreements are derivative instruments that can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund may enter into a variety of swap agreements, including interest rate, index, commodity, equity, credit default and currency exchange rate swap agreements, and other types of swap agreements such as caps, collars and floors. A Fund also may enter into swaptions, which are options to enter into a swap agreement.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency), or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Adviser or sub-advisers correctly to predict whether certain types of investments are likely to produce greater returns than other investments. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swap market is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.

Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a Fund’s limitation on investments in illiquid securities. Like most other investments, swap agreements are subject to the risk that market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that the Adviser or sub-advisers will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If the Adviser or sub-advisers attempt to use a swap as a hedge against, or as a substitute for, a portfolio investment, a Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

EMERGING GROWTH COMPANIES. Emerging growth companies are companies that are beyond their initial start-up periods but have not yet reached a state of established growth or maturity. The nature of investing in emerging growth companies involves a greater level of risk than would be associated when investing in more established seasoned companies. The rate of growth of such companies may at times be dramatic; such companies often provide new products or services that enable them to capture a dominant or important market position, have a special area of expertise or are able to take advantage of changes in demographic factors in a more profitable way than other companies. These companies may have limited product lines, markets or financial resources and may lack management depth since they have not been tested by time or the marketplace. The securities of emerging growth companies often have limited marketability and may be subject to more volatile market movements than securities of larger, more established growth companies or the market averages in general. Therefore, a Fund that invests in emerging growth companies may be subject to greater fluctuation in value than funds investing entirely in proven growth stocks.

EMERGING MARKET SECURITIES. The Adviser or sub-advisers may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world’s major economies, and which exhibit potential for rapid economic growth. Securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. A Fund may also invest in the depositary receipts of such issuers. There are special risks involved in investing in emerging market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

FOREIGN SECURITIES. Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Amounts realized on foreign securities may be subject to high levels of foreign withholding and other taxes which may decrease the net return on foreign investments as compared to amounts realized by a Fund on domestic securities.

The value of a Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund’s operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer.

Since investments in foreign securities may involve foreign currencies, the value of a Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations, including currency blockage.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

ILLIQUID SECURITIES. Illiquid securities are defined by a Fund consistent with the SEC staff’s current guidance and interpretations which provide that an illiquid security is an asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment on its books. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Each Fund intends to limit the purchase of restricted securities which have not been determined by the Adviser or sub-advisers to be liquid, together with other securities considered to be illiquid, including repurchase agreements providing for settlement in more than seven days after notice, to not more than 15% of its net assets.

The Subsidiary will also limit its investment in illiquid securities to 15% of its net assets. In applying the illiquid securities restriction to the Real Return Fund, the Fund’s investment in the Subsidiary is considered to be liquid.

INFLATION-PROTECTED SECURITIES. Unlike traditional debt securities that make fixed or variable principal and interest payments, inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

INVESTMENT GRADE DEBT SECURITIES. Investment grade securities have received one of the four highest ratings of a nationally recognized statistical rating organization (“NRSRO”). The ratings of AAA, AA, A and BBB by S&P or Fitch denote investment grade securities. The ratings of Aaa, Aa, A and Baa by Moody’s denote investment grade securities. Securities receiving the fourth highest rating (BBB by S&P or Fitch or Baa by Moody’s) have speculative characteristics and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due.

INVESTMENT IN OTHER INVESTMENT COMPANIES. A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC. The limitation in the foregoing sentence shall not apply to the Real Return Fund’s investment in the Subsidiary. The Funds may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when the Adviser or sub-advisers believe share prices of other investment companies offer attractive values. A Fund may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases. In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track, as well as to the risks of the specific sector or industry on which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

INVESTMENTS IN THE WHOLLY-OWNED SUBSIDIARY. The Real Return Fund may invest up to 25% of its assets in its wholly-owned subsidiary, OWF Real Return Fund Ltd. or the Subsidiary. Investments in the Subsidiary are expected to provide the Real Return Fund with exposure to commodities, commodity-linked instruments and derivatives within the limitations of Subchapter M of the Internal Revenue Code as discussed below under “How are the Funds Taxed.” The Subsidiary is an exempted limited company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary.

It is expected that the Subsidiary will invest in commodities, commodity-linked instruments, including swaps and exchange-traded notes, options, futures and options on futures. The Subsidiary will also invest in inflation-indexed securities, securities, exchange-traded funds, and other fixed income instruments which may also serve as margin or collateral for the Subsidiary’s derivative position. The Real Return Fund may also invest in these types of instruments, subject to certain limitations. To the extent that the Real Return Fund invests in the Subsidiary, it indirectly will be subject to the risks associated with the instruments in which the Subsidiary invests, which are discussed in the Prospectus and elsewhere in this Statement of Additional Information.

While the Subsidiary may be considered, in some way, as an investment company, it is not registered under the 1940 Act and is therefore not subject to all of the provisions of the 1940 Act, including investor protections sections, and other U.S. regulations. Changes in the laws of the U.S. and/or the Cayman Islands could result in the inability of the Real Return Fund and/or the Subsidiary to operate as described in the Prospectus and this Statement of Additional Information and could negatively affect the Real Return Fund and its shareholders.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund may invest in fixed or floating rate loans to U.S. companies, foreign entities, and U.S. subsidiaries of foreign entities made by one or more financial institutions. The rate of interest on a fixed-rate loan is generally a set amount. The rate of interest payable on floating rate loans is the sum of a base lending rate plus a specified spread. Base lending rates are generally the LIBOR, the CD rate of a designated U.S. bank, the prime rate of a designated U.S. bank, the Federal Funds rate, or another base lending rate used by commercial lenders. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower. A Fund may invest in loans that are investment grade, below investment grade (“junk”), or not rated by any NRSRO. Loans that are rated lower than investment grade entail default and other risks greater than those associated with higher-rated loans. Generally, the lower the rating category, the riskier the investment. Typically, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Loans to corporations or governments may be originated, negotiated, and structured by a lead bank, insurance company, finance company, or other financial institutions (the “Agent”) for a lending syndicate of financial institutions. A Fund may participate in such loan syndicates by buying a fractional interest in the loan, or by purchasing an assignment of all of a portion of a loan previously attributable to a different lender. A Fund that purchases a participation interest does not have any direct contractual relationship with the borrower. The Fund will rely on the lender who sold the participation interest not only for the enforcement of the Fund’s rights against the borrower but also for the receipt and processing of payments due under the loan. The Fund may not directly benefit from any collateral supporting the loan in which it purchased the participation interest. The Fund may be subject to delays, expenses, and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the borrower. In the event of the insolvency of the lender selling a participation interest, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. Certain participation interests may be structured in a manner designed to avoid purchasers of participation interests being subject to the credit risk of the lender with respect to the participation; but even under such a structure, in the event of the lender’s insolvency, the lender’s servicing of the participation interest may be delayed and the assignability of the participation interest impaired.

Generally, a Fund purchases an assignment of a loan from a lender it will step into the shoes of the lender and acquire direct rights against the borrower on the loan. Because assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. The assignability of certain obligations may be restricted by the governing documentation as to the nature of the assignee such that the only way in which a Fund may acquire an interest in a loan is by purchasing a participation of interest and not an assignment. The Fund may have difficulty disposing of assignments and participation interests given these limitations and other factors.

In the event a borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the Agent. If an Agent declares bankruptcy, or has a receiver, conservator, or a similar official appointed for it by a regulatory authority, assets held by the Agent for a loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the Agent for the benefit of the purchasers of the loans are subject to the claims of the Agent’s general or secured creditors, the purchasers, including the Fund, may incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest.

Loans that are secured by specific collateral of the borrower generally are senior to most other securities of the borrower. The collateral typically has a market value, at the time the loan is made, that equals or exceeds the principal amount of the loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a loan may not be fully collateralized and can decline significantly in value.

Generally a loan is subject to legal or contractual restrictions on resale. Loans that a Fund may purchase are typically not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for certain loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The supply of loans may be limited from time to time due to a lack of sellers in the market for existing loans or the number of new loans currently being issued. As a result, the loans available for purchase may be lower quality or higher priced.

Currently, the Global Opportunities Fund intends to invest in loans that are below investment grade and, to a lesser extent, unrated loans. The Global Opportunities Fund’s investments in loans are expected in most instances to be in the form of assignments.

MONEY MARKET INSTRUMENTS. Money market instruments are high-quality, short-term debt obligations, which include, but are not limited to: (i) U.S. Government obligations (i.e., a wide range of debt securities that include U.S. Treasury obligations, securities issued or guaranteed by various agencies of the U.S. government or by various instrumentalities which have been established or sponsored by the U.S. government); (ii) certain corporate debt securities (e.g., commercial paper and master notes (which are generally understood to be unsecured obligations of a firm, often private and/or unrated, privately negotiated by borrower and lender)); (iii) bank obligations (e.g., certificates of deposit, time deposits and bankers’ acceptances); (iv), pass-through certificates or participation interests; (v) short-term taxable municipal securities; (vi) repurchase agreements; and (vii) money market funds (i.e., funds that comply with Rule 2a-7 under the 1940 Act). Money market instruments are generally regarded to be of high quality. However, except for certain U.S. Government obligations, they generally are not backed or insured by the U.S. Government, its agencies or instrumentalities. Accordingly, the creditworthiness of an issuer, or guarantees of that issuer, supports such instruments. To address temporary dislocations in the credit markets, the U.S. Department of Treasury announced on September 19, 2008 a temporary program that will guarantee investments in Rule 2a-7 publicly offered, registered money market funds that pay a fee to participate in the program. The program initially operated for a three-month period after which the Secretary of the Treasury had the option to renew it up to the close of business on September 18, 2009. On November 24, 2008, the Secretary of the Treasury announced an extension of the program until April 30, 2009. A Fund with holdings as of September 19, 2008 in a money market fund participating in the program will generally have its investment in such fund covered by the Treasury guarantee.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-

backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. The securities, in turn, are either privately placed or publicly offered.

Mortgage-backed securities may be issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), or the Federal Home Loan Mortgage Corporation (also known as Freddie Mac) (“FHLMC”), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a private, shareholder-owned company that purchases both government-backed and conventional mortgages from lenders and securitizes them. FNMA is a congressionally chartered company, although neither its stock nor the securities it issues are insured or guaranteed by the U.S. Government. FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, “repackages” them and provides certain guarantees. FHLMC’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Mortgage-backed securities issued by FHLMC are not guaranteed as to timely payment of interest and principal by the U.S. Government.

As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed to be the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period. In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent. During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business. Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions. The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially sub-prime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

MUNICIPAL SECURITIES. Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities.

Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

Municipal securities can be classified into two principal categories: “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Bondholders may not collect from the municipality’s general taxes or revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds. Although Fund distributions attributable to interest on private activity bonds generally are not subject to regular federal income tax, such distributions generally are subject to the federal alternative minimum tax. Tax increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. Each state, each of their political subdivisions, municipalities, and public authorities, as well as the District of Columbia, Puerto Rico, Guam, and the Virgin Islands, is a separate “issuer.” An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

A Fund may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest (but not the value of the bonds before they mature) on such securities. These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party (Issuer-Obtained Insurance) or (2) insured under master insurance policies issued by municipal bond insurers, which may be purchased by the Fund. The premiums for the policies may be paid by the Fund and the yield on the Fund’s investments may be reduced thereby.

A Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund’s quality standards. A Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Adviser or sub-advisers, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). Issuer-Obtained Insurance policies are noncancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the policies purchased by the Fund.

Specific types of municipal securities include municipal bonds, municipal notes and municipal leases:

MUNICIPAL BONDS. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

MUNICIPAL NOTES. Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months. A Fund treats demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

MUNICIPAL LEASES. Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Adviser or sub-advisers to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

PRECIOUS METALS. The Real Return Fund and its Subsidiary may invest in precious metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, the Real Return Fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The Real Return Fund and its Subsidiary may incur higher custody and transactions costs for precious metals than for securities. Also, precious metals investments do not pay income.

PREFERRED STOCKS. Preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat such redeemable preferred stock as a fixed income security.

PRIVATE PLACEMENTS AND OTHER RESTRICTED SECURITIES. Private placement securities are securities that have been privately placed and are not registered under the Securities Act of 1933, as amended (the “1933 Act”). They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

REAL ESTATE INVESTMENT TRUSTS. Real estate investment trusts, or REITs, are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”), including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders for federal income tax purposes. Therefore, REITs tend to pay higher dividends than other issuers.

REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As their name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.

An investment in a REIT is subject to the risks that impact the value of the underlying assets of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for preferential treatment under the Code. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended, inflation, and changes in market interest rates.

ROYALTY TRUSTS. The Real Return Fund may invest in royalty trusts. Royalty trusts are structured similarly to REITs. A royalty trust generally acquires an interest in natural resource companies or chemical companies and distributes the income it receives to the investors of the royalty trust. A part or all of the income distributed to investors may be tax deferred.

REPURCHASE AGREEMENTS. A repurchase agreement is an instrument under which the purchaser (i.e., a Fund) acquires a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities are ordinarily U.S. Treasury or other government obligations or high quality money market instruments. A Fund will require that the value of such underlying securities, together with any other collateral held by the Fund, always equals or exceeds the amount of the repurchase obligations of the vendor. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of such repurchase agreement will always be less than one year. A Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of underlying securities and other collateral for the seller’s obligation are less than the repurchase price. If the seller becomes bankrupt, the Fund might be delayed in selling the collateral. Under the 1940 Act, repurchase agreements are considered loans. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. A Fund will not enter into repurchase agreements of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of the Fund’s net assets would be so invested.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund will maintain a segregated account consisting of cash or other liquid assets in accordance with applicable laws and regulations. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

SHORT SALES. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

To the extent that a Fund engages in short sales, it will provide collateral to the broker/dealer. A Fund will not sell securities short unless it (1) maintains, or has a right to acquire, an offsetting long position in an equal amount of such securities, or (2) maintains a segregated account consisting of cash or other liquid assets in accordance with applicable laws and regulations. While in a short position, a Fund will retain the securities, rights, or segregated assets. Short selling may accelerate the recognition of gains.

SMALL AND MEDIUM CAPITALIZATION STOCKS. Small capitalization companies (“Small Cap Companies”) generally are those with market capitalizations of less than $4 billion at the time of purchase. Many Small Cap Companies will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. Investing in small and mid capitalization stocks may involve greater risk than investing in large capitalization stocks and more established companies, since they can be subject to greater volatility. The price volatility of Small Cap Companies is relatively higher than larger, more mature companies. The greater price volatility of Small Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or few investors who monitor the activities of these companies. Further, in addition to exhibiting greater volatility, the stocks of Small Cap Companies may, to some degree, fluctuate independently of the stocks of large companies. That is, the stocks of Small Cap Companies may decline in price as the price of large company stocks rise or vice versa. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small Cap Companies will not have been in existence long enough to experience economic cycles or to know whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company’s business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect particular industries, markets or the economy generally.

STANDBY COMMITMENTS. Standby commitments are securities under which a purchaser, usually a bank or broker/dealer, agrees to purchase, for a fee, an amount of a Fund’s municipal obligations. The amount payable by a bank or broker/dealer to purchase securities subject to a standby commitment typically will be substantially the same as the value of the underlying municipal securities. A Fund may pay for standby commitments either separately in cash or by paying a higher price for portfolio securities that are acquired subject to such a commitment.

Using standby commitments is subject to certain risks. Standby commitments are subject to the risk that a counterparty will not fulfill its obligation to purchase securities subject to a standby commitment.

STRIPPED SECURITIES. Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, Separate Trading of Registered Interest and Principal Securities (“STRIPs”) can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the 1934 Act and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. Treasury Investor Growth Receipts (“TIGERs”) are Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal. Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. GOVERNMENT SECURITIES. U.S. Government securities include:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds and discount notes issued or guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the U.S.;

•	notes, bonds and discount notes of U.S. Government agencies or instrumentalities which receive or have access to federal funding; and

•	notes, bonds and discount notes of other U.S. Government instrumentalities supported by the credit of the instrumentalities.

Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as securities issued by FHLMC, FNMA and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. However, these securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. As of September 7, 2008, the Federal Housing Finance Agency (“FHFA”) has been appointed to be the conservator of FHLMC and FNMA for an indefinite period. As conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent, and the U.S. Department of Treasury has attempted to enhance the ability of these entities to meet their obligations.

TEMPORARY INVESTMENTS. A Fund may hold cash or money market instruments when the Adviser or sub-advisers: (i) are unable to locate favorable investment opportunities or (ii) determine that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, in order to manage large cash inflows, or minimize potential losses during adverse market, economic, political, or other conditions or for other reasons. When a Fund engages in such strategies, it may not achieve its investment objective.

VARIABLE RATE DEMAND NOTES. Variable rate demand notes are long-term corporate debt instruments that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an interest rate index or a published interest rate. Many variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals.

WARRANTS AND RIGHTS. Warrants give a Fund the option to buy the issuer’s stock or other equity securities at a specified price. A Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on a Fund’s records at the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

ZERO COUPON, PAY-IN-KIND AND STEP-COUPON SECURITIES. Zero coupon bonds are bonds sold at a discount to their stated value and do not pay any periodic interest.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

INVESTMENT RESTRICTIONS

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed unless approved by a majority of the outstanding shares of the Corporation. The term “majority of outstanding shares” as defined by the 1940 Act means the vote of the lesser of (i) 67% or more of the shares of the Corporation present at a meeting, if the holders of more than 50% of the outstanding shares of the Corporation are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Corporation. The Funds may not:

1.

Purchase securities on margin or borrow money, except (a) from banks for extraordinary or emergency purposes (not for leveraging or investment) or (b) by engaging in reverse repurchase agreements, provided that (a) and (b) in the aggregate do not exceed an amount equal to one-third of the value of the total assets of a Fund less its liabilities (not including the amount borrowed) at the time of the borrowing, and further provided that 300% asset coverage is maintained at all times, and except that a deposit or payment by such Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

2.	Lend portfolio securities of value exceeding in the aggregate one-third of the market value of a Fund’s total assets less liabilities other than obligations created by these transactions.

3.

Mortgage, pledge or hypothecate any assets except that a Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph 1 above. With respect to the U.S. Large Cap Fund, Fixed Income Fund, Global Small & Mid Cap Fund, Real Return Fund, Municipal Bond Fund and Global Opportunities Fund, initial or variation margin for futures contracts will not be deemed to be pledges of a Fund’s assets.

4.	Act as an underwriter of securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

5.

With respect to the U.S. Large Cap Fund, Fixed Income Fund, Non-U.S. Large Cap, Global Opportunities Fund and Municipal Bond Fund, purchase or otherwise acquire interests in real estate, real estate mortgage loans or interests, including limited partnership interests, in oil, gas or other mineral exploration, leasing or development programs, except that the Funds may invest in issuers that invest, deal or otherwise engage in transactions in real estate or interest therein, or invest in securities that are secured by real estate or interests therein.

6.

With respect to the U.S. Large Cap Fund, Fixed Income Fund, Non-U.S. Large Cap and Municipal Bond Fund, purchase or acquire commodities, commodity contracts or futures except: (i) for the Non-U.S. Large Cap which may purchase and write options on foreign currencies or enter into forward delivery contracts for foreign currencies and may also purchase foreign index contracts; (ii) for the U.S. Large Cap Fund, Fixed Income Fund and Municipal Bond Fund which may enter into financial futures contracts; and (iii) for the Global Opportunities Fund which may purchase and sell options, forward contracts, futures contracts and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities (this limitation does not apply to foreign currency transactions including without limitation forward currency contracts).

7.	Issue senior securities, except insofar as the Funds may be deemed to have issued a senior security in connection with any permitted borrowing.

8.

With respect to the U.S. Large Cap Fund, Non-U.S. Large Cap, Global Small & Mid Cap Fund, Real Return Fund, Global Opportunities Fund and Fixed Income Fund, each Fund will not invest 25% or more of the value of its total assets in any particular industry; and with respect to the Municipal Bond Fund, the Fund will not invest 25% or more of the value of its total assets in any one industry or in industrial development bonds or other securities, the interest on which is paid from revenues of similar type projects.

9.	Except for the Global Opportunities Fund, participate on a joint, or a joint and several, basis in any securities trading account.

10.

With respect to 75% of the total assets of each of the U.S. Large Cap Fund, Fixed Income Fund, Municipal Bond Fund, Non-U.S. Large Cap and Global Small & Mid Cap Fund invest more than 5% of the value of the Fund’s total assets in any one issuer and own 10% or more of the outstanding voting securities of any one issuer. With respect to each of the Real Return Fund and Global Opportunities Fund, invest more than 25% of the value of the Fund’s total assets in any one issuer, and with respect to 50% of each Fund’s total assets, invest more than 5% of the value of the Fund’s total assets in any one issuer.

11.

With respect to the Municipal Bond Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax.

NON-FUNDAMENTAL LIMITATIONS

The following are additional investment restrictions. The Funds may not:

1.	Invest more than 15% of the market value of each Fund’s net assets in illiquid investments including repurchase agreements maturing in more than seven days.

2.

Invest in securities of other investment companies, except that the Funds may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder. The limitation in the foregoing sentence shall not apply to the Real Return Fund’s investment in the Subsidiary.

3.	Purchase securities while borrowings exceed 5% of its total assets.

4.	Invest in companies for the purpose of exercising control, except that the Real Return Fund may wholly own the Subsidiary.

If a percentage restriction (except paragraph 3 of the fundamental restrictions) is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value of a Fund’s investment securities will not be considered a violation of a Fund’s restrictions.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

DIRECTORS AND OFFICERS

The Board of Directors of the Corporation (the “Board” or the “Directors”) is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers except those reserved for the shareholders. In addition, the Board reviews contractual arrangements with companies that provide services to the Corporation and reviews the Funds’ performance.

Information about each Board member and each Officer of the Corporation is provided below and includes the following: name, address, age, present position(s) held with the Corporation, term of office and length of time served, principal occupations for the past five years, number of portfolios overseen by a Director in the Fund Complex, and total compensation received as a Director of the Corporation for its most recent fiscal year. The Corporation is comprised of seven funds.

Officers. The table below sets forth certain information about each of the Fund’s Officers.

OFFICERS OF THE CORPORATION

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Marc D. Stern 630 Fifth Avenue New York, NY 10111 Year of Birth: 1962	President	Indefinite; 4 Years

Senior Managing Director and Chief Investment Officer, The Bessemer Group, Incorporated and all bank subsidiaries thereof (Since 2004); Head of Wealth Management Group, Bernstein Investment Research & Management (1995 to 2004).

Steven L. Williamson 630 Fifth Avenue New York, NY 10111 Year of Birth: 1953	Chief Legal Officer	Indefinite; 6 Years

Managing Director and General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (Since 2007); Managing Director and Associate General Counsel, The Bessemer Group, Incorporated and principal bank subsidiaries (2000-2006).

Don J. Andrews 630 Fifth Avenue New York, NY 10111 Year of Birth: 1958	Vice President & Chief Compliance Officer	Indefinite; 6 Years	Managing Director and Chief Compliance Officer, Bessemer Trust Company, N.A. (Since 2002).

Peter C. Artemiou 630 Fifth Avenue New York, NY 10111 Year of Birth: 1962	Vice President & Assistant Treasurer Vice President & Treasurer	Indefinite; 6 Years 2 Months	Principal and Controller - Alternative Investments, The Bessemer Group, Incorporated and Bessemer Trust Company, N.A. (Since 2000).

Deborah J. Ferris 630 Fifth Avenue New York, NY 10111 Year of Birth: 1945	AML Compliance Officer, Vice President and Assistant Secretary	Indefinite; 5 Years	Principal and Director of Compliance, Bessemer Trust Company, N.A. (Since 2003).

Andrew J. McNally 760 Moore Road King of Prussia, PA 19406 Year of Birth: 1970	Vice President & Assistant Treasurer Vice President & Treasurer	Indefinite; 2 Months 2 Years

Vice President and Senior Director of Fund Accounting & Administration, PNC Global Investment Servicing (U.S.) Inc. (“PNC”) (Since 2007); Vice President and Director of Fund Accounting and Administration, PNC (2000-2006).

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years

Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 Year of Birth: 1967	Secretary	Indefinite; 2 Years	Vice President and Counsel, PNC (Since 2008); Vice President and Associate Counsel, PNC (2003-2007).

Jack Jafolla 760 Moore Road King of Prussia, PA 19406 Year of Birth: 1970	Assistant Treasurer	Indefinite; 2 Years	Sr. Manager of NAV Operations, PNC (Since 2008); Sr. Manager of Fund Accounting & Administration, PNC (2005-2008); Manager, Fund Accounting and Administration, PNC (1998-2005).

William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 Year of Birth: 1969	Assistant Secretary	Indefinite; 9 Months	Assistant Vice President and Manager, PNC (Since March 2008); Sr. Regulatory Administrator, PNC (2007-2008); Regulatory Administrator, PNC (2004-2007).

Directors. The following tables set forth certain information about the Funds’ Directors. Information for the Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act (the “Independent Directors”), appears separately from the information for any “interested” Director.

INTERESTED DIRECTOR

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director

Stephen M. Watson[2] 630 Fifth Avenue New York, NY 10111 Year of Birth: 1957	Director	Indefinite; 1 Year	Managing Director of Bessemer Trust Company, N.A.	7	0

INDEPENDENT DIRECTORS

Name, Address, and Age	Position(s) Held with Funds	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships[1] Held by Director

Robert M. Kaufman, Esq. 630 Fifth Avenue New York, NY 10111 Year of Birth: 1929	Chairperson & Director	Indefinite; 15 Years	Partner, Proskauer Rose LLP, Attorneys at Law.	7	0

Eugene P. Beard 630 Fifth Avenue New York, NY 10111 Year of Birth: 1935	Vice Chairperson & Director	Indefinite; 10 Years	Chairman and Chief Executive Officer, Westport Asset Fund, Inc.	7	4[3]

Patricia L. Francy 630 Fifth Avenue New York, NY 10111 Year of Birth: 1945	Director	Indefinite; 4 Years	Retired. Special Advisor for Alumni Relations (2004-2005), Treasurer (1989-2003), Controller (1984-2003), Columbia University.	7	1[4]

John R. Whitmore 630 Fifth Avenue New York, NY 10111 Year of Birth: 1933	Director	Indefinite; 9 Years	Financial Advisor and Corporate Director	7	4[5]

[1]

Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Exchange Act or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

[2]

Directors who are or may be deemed “interested persons” (as defined under the 1940 Act) of the Corporation, BIM (as defined below) or Bessemer (as defined below) are referred to as Interested Directors. Mr. Watson is deemed an Interested Director by virtue of his position as Managing Director of Bessemer Trust Company, N.A.

[3]	Mr. Beard serves as Director of Cambridge Solutions, Huntsworth PLC., Marc USA Corp. and One to One Interactive, Inc.

[4]	Ms. Francy serves as Director of Siebert Financial Corporation.

[5]

Mr. Whitmore serves as Chairman of the Board of Directors of ASB Capital Management, Inc. and Chevy Chase Trust Company. Mr. Whitmore also serves as Director of B.F. Saul Company and Saul Centers, Inc.

The Corporation has an Audit Committee, consisting of Messrs. Beard and Kaufman and Ms. Francy. As set forth in its charter, the primary duties of the Corporation’s Audit Committee are: (1) to recommend to the Board auditors to be retained for the next fiscal year; (2) to meet with the Corporation’s independent auditors as necessary; (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund operations; (6) to review the findings of SEC examinations and consult with BIM on appropriate responses; and (7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Audit Committee met three times during the fiscal year ended October 31, 2008.

The Corporation has a Nominating Committee, consisting of Messrs. Beard, Kaufman and Whitmore and Ms. Francy. The Nominating Committee’s primary responsibility is to nominate Director candidates when there is a vacancy on the Board. The Nominating Committee does consider nominees from shareholders. To submit a recommendation for nomination as a candidate for a position on the Board, shareholders of the Funds shall mail such recommendation to the Corporation’s Secretary, Diane J. Drake, at PNC Global Investment Servicing, 301 Bellevue Parkway, Wilmington, Delaware 19809. Such recommendations shall include the following information: (1) a full description of the proposed candidate’s background, including his/her name, age, business address, residence address and principal occupation or employment; (2) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund shareholder), including the Fund name(s), the number of shares beneficially owned and the date such shares were acquired; (3) information as to whether the candidate is, or is not, an “interested person” of the Corporation, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; (4) all other information related to the individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder, including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected); and (5) any other information that may be helpful to the Committee in evaluating the candidate. In order to be considered for inclusion in the Corporation’s proxy statement, any such recommendation (1) should be submitted within a reasonable time before the Corporation begins to print and mail its proxy statement and (2) must be submitted by such date and contain such information as may be specified in the Corporation’s By-Laws. There were no meetings of the Nominating Committee during the fiscal year ended October 31, 2008.

The Corporation also has a Governance Committee consisting of all of the Directors. The Governance Committee’s primary responsibilities are to oversee the structure, compensation and operation of the Board. There were three meetings of the Governance Committee during the fiscal year ended October 31, 2008.

Additionally, the Corporation has a Pricing Committee consisting of Messrs. Watson and Whitmore as well as certain representatives from the Adviser and the Funds’ Administrator and Accounting Agent. The Pricing Committee’s primary responsibilities are to oversee the Corporation’s valuation methodologies, including making determinations concerning the fair value of certain securities for which market quotations are not readily available. The Pricing Committee meets as necessary.

The table below shows the dollar range of equity securities owned beneficially by each Director in the Funds and in any registered investment company overseen by the Directors within the same family of investment companies for the calendar year ended December 31, 2008 stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

Name of Director

	Eugene P. Beard	Patricia L. Francy	Robert M. Kaufman	Steven M. Watson	John R. Whitmore

U.S. Large Cap Fund	over $100,000	$0	$10,001- $50,000	$0	$0
Non-U.S. Large Cap	over $100,000	$0	$50,001- $100,000	$0	over $100,000
Global Small & Mid Cap Fund	over $100,000	$0	over $100,000	$0	$50,001- $100,000
Global Opportunities Fund	over $100,000	$0	$50,001-$100,000	$0	$50,001-$100,000
Real Return Fund	$0	$0	$50,001- $100,000	$0	$0
Fixed Income Fund	$0	$0	$50,001-$100,000	$0	$0
Municipal Bond Fund	$0	$0	$50,001- $100,000	$0	$0
Aggregate Dollar Range of Securities in Fund Complex	over $100,000	$0	over $100,000	$0	over $100,000

None of the Independent Directors or their immediate family members own securities of the investment adviser, sub-advisers or the distributor of the Funds, or a person directly or indirectly controlling, controlled by, or under common control with the investment adviser, sub-advisers or the distributor of the Funds.

Independent Directors of the Corporation receive from the Corporation an annual retainer of $82,500 (plus $25,000 for the Board’s Chairperson, $5,000 for the Board’s Vice Chairperson, $15,000 for the Audit Committee Chairperson and $7,500 each for the Governance Committee Chairperson and Nominating Committee Chairperson) and an annual retainer of $12,500 for serving as a member of the Pricing Committee.

In addition, each Independent Director also receives reimbursement of all out-of-pocket expenses relating to attendance at Board and committee meetings, and for attendance at Board and committee meetings receives the following:

	Noticed to be In-Person (whether participating by phone or in-person)	Noticed to be Telephonic

Regular Board Meeting	$7,500	$3,750

Special Board Meeting	$4,000	$2,000

Audit Committee Meeting	$4,000	$2,000

Nominating Committee Meeting	$4,000	$2,000

Governance Committee Meeting	$4,000	$2,000

The table below sets forth the compensation received by each Director from the Corporation for the fiscal year ended October 31, 2008. Officers who are officers or employees of the Adviser and PNC (as defined above) do not receive compensation from the Corporation.

FISCAL YEAR ENDED OCTOBER 31, 2008

Name of Director	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as a Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex (7 Funds) Paid to Directors

Independent Directors
Eugene P. Beard	$165,750	-0-	-0-	$165,750
Patricia L. Francy	$152,000	-0-	-0-	$152,000
Robert M. Kaufman	$177,000	-0-	-0-	$177,000
John R. Whitmore	$143,000	-0-	-0-	$143,000

Interested Director
Stephen M. Watson	None	None	None	None

Control Persons and Principal Holders of Securities. As of January 30, 2009, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Funds’ outstanding shares:

NAIDOT & Co.	U.S. Large Cap Fund	93.49%
c/o Bessemer Trust Company	Non-U.S. Large Cap Fund	99.09%
100 Woodbridge Center Drive	Global Small & Mid Cap Fund	99.62%
Woodbridge, NJ 07095-1162	Global Opportunities Fund	99.45%
	Real Return Fund	99.19%
	Fixed Income Fund	96.27%
	Municipal Bond Fund	99.44%

As of January 30, 2009, SEI Private Trust Company, acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Fund’s outstanding shares:

SEI Private Trust Company	U.S. Large Cap Fund	5.94%
c/o Gibraltar Bank ID 274
Attn Mutual Fund Administrator
One Freedom Valley Drive
Oaks, PA 19456

As of January 30, 2009, the Directors and officers of the Corporation, as a group, owned less than 1% of the outstanding shares of the Funds.

Code of Ethics. The Corporation, the Adviser, the sub-advisers and PFPC Distributors, Inc. (“PFPC Distributors” or the “Underwriter”), have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Codes of Ethics for these entities (the “Codes”) restrict the personal investing activities of certain Access Persons (as defined in Rule 17j-1) and others, as defined in the Codes. The primary purpose of the Codes is to ensure that these investing activities do not disadvantage the Funds. Such Access Persons are generally required to pre-clear security transactions (which may include securities purchased by the Funds) with the entities’ Compliance Officer or his designee and to report all transactions on a regular basis. The Compliance Officer or designee has the responsibility for interpreting the provisions of the Codes, for adopting and implementing Procedures for the enforcement of the provisions of the Codes, and for determining whether a violation has occurred. In the event of a finding that a violation has occurred, the Compliance Officer or designee shall take appropriate action. The Corporation, the Adviser, the sub-advisers and PFPC Distributors have developed procedures for administration of the Codes.

INVESTMENT ADVISER AND SUB-ADVISERS

The Adviser manages the Funds’ assets, including buying and selling portfolio securities, and supervises sub-advisers who are responsible for making the day-to-day investment decisions for a portion of a Fund’s assets. The Funds’ investment adviser is Bessemer Investment Management LLC (“BIM” of the “Adviser”), a wholly-owned subsidiary of Bessemer Trust Company, N.A. (“Bessemer”), which is a national banking association. BIM also serves as the investment adviser for the Subsidiary.

BIM is responsible for all duties and obligations under the Funds’ investment advisory agreement entered into between BIM and the Corporation (the “Advisory Contract”). For its services under the Advisory Contract, the Adviser receives an advisory fee from each Fund, computed daily and payable monthly, in accordance with the following schedule:

	First $500 million of average net assets	Second $500 million to $1 billion of average net assets	Average net assets exceeding $1 billion
U.S. Large Cap Fund	0.70%	0.65%	0.60%
Non-U.S. Large Cap	0.80%	0.75%	0.70%
Fixed Income Fund	0.45%	0.40%	0.35%
Municipal Bond Fund	0.45%	0.40%	0.35%

Average Net Assets
Global Small & Mid Cap Fund	0.85%
Real Return Fund	0.85%

	First $1.25 billion of average net assets	Second $1.25 billion to $2.5 billion of average net assets	Average net assets exceeding $2.5 billion
Global Opportunities Fund	1.10%	1.05%	1.00%

The Adviser has contractually committed through October 31, 2010 to waive its advisory fees to the extent necessary to maintain the net operating expense ratios, excluding acquired fund fees and expenses, of the Fixed Income Fund at 0.70%, the U.S. Large Cap Fund at 1.00%, the Non-U.S. Large Cap Fund at 1.05%, the Municipal Bond Fund at 0.70%, the Global Small & Mid Cap Fund at 1.11% and the Global Opportunities Fund at 1.20%. The Adviser may choose voluntarily to reimburse a portion of its advisory fee at any time. See “Fees Paid by the Funds for Services” for payments to the Adviser over the last three fiscal years.

Under the Advisory Contract, the Adviser shall not be liable to the Corporation, the Funds, or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Under the Advisory Contract, the Adviser also shall not be liable for any act or omission of any sub-adviser, except for failure to exercise good faith in the employment of a sub-adviser and for failure to exercise appropriate supervision of such sub-adviser, and as may otherwise be agreed in writing.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory services to the Subsidiary. In consideration of these services, the Subsidiary pays the Adviser an annual advisory fee at the rate of 0.85% of the Subsidiary’s average daily net assets. The Adviser has contractually agreed to exclude from the advisory fee calculation for the Real Return Fund the amount of the Real Return Fund’s assets invested in the Subsidiary.

Under the investment advisory agreement between the Global Small & Mid Cap Fund and the Adviser, the Adviser is responsible for directly managing the assets of the Fund or allocating the Fund’s assets to and among any investment sub-advisers to the Fund. The Adviser has retained Dimensional Fund Advisors LP (formerly, Dimensional Fund Advisors Inc.) (“Dimensional”) as sub-adviser to the Global Small & Mid Cap Fund pursuant to a sub-advisory agreement between the Adviser and Dimensional, agreed to and accepted by the Corporation (the “Dimensional Sub-Advisory Contract”). Pursuant to the Dimensional Sub-Advisory Contract, Dimensional will, subject to the Adviser’s determination that proposed investments satisfy the investment objectives and policies of the Global Small & Mid Cap Fund, make purchases and sales of portfolio securities for that portion of the Fund’s assets allocated to its management. The Adviser pays Dimensional from the advisory fees it receives from the Global Small & Mid Cap Fund. David G. Booth and Rex A. Sinquefield may be deemed controlling persons of Dimensional.

The Adviser has also retained Champlain Investment Partners, LLC (“Champlain”) as a sub-adviser to the Global Small & Mid Cap Fund pursuant to a sub-advisory agreement between the Adviser and Champlain (the “Champlain Sub-Advisory Contract”). Pursuant to the Champlain Sub-Advisory Contract, Champlain will, subject to the direction and control of the Adviser and the Board of Directors and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. The Adviser pays Champlain from the advisory fees it receives from the Global Small & Mid Cap Fund.

The Adviser has retained T. Rowe Price International, Inc. (“T. Rowe Price International”) as a sub-adviser to the Global Opportunities Fund pursuant to a sub-advisory agreement between the Adviser and T. Rowe Price International agreed to and accepted by the Corporation (the “T. Rowe Price Sub-Advisory Contract”). Pursuant to the T. Rowe Price Sub-Advisory Contract, T. Rowe Price International will, subject to the supervision of the Adviser and the Board of Directors and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the T. Rowe Price Sub-Advisory Contract, the Adviser pays T. Rowe Price International from the advisory fees it receives from the Global Opportunities Fund. T. Rowe Price International is a direct wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.

The Adviser has also retained Franklin Advisers, Inc. (“Franklin”) as a sub-adviser to the Global Opportunities Fund pursuant to a sub-advisory agreement between the Adviser and Franklin agreed to and accepted by the Corporation (the “Franklin Sub-Advisory Contract”). Pursuant to the Franklin Sub-Advisory Contract, Franklin will, subject to the supervision of the Adviser and the Board of Directors and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the Franklin Sub-Advisory Contract, the Adviser pays Franklin from the advisory fees it receives from the Global Opportunities Fund. Franklin is wholly-owned subsidiary of Franklin Resources, Inc., a publicly-traded global investment organization operating as Franklin Templeton Investments.

The Adviser has also retained Shenkman Capital Management, Inc. (“SCM”) as a sub-adviser to the Global Opportunities Fund pursuant to a sub-advisory agreement between the Adviser and SCM agreed to and accepted by the Corporation (the “SCM Sub-Advisory Contract”). Pursuant to the SCM Sub-Advisory Contract, SCM will, subject to the supervision of the Adviser and the Board of Directors and in accordance with the investment objective and policies of the Fund and applicable laws and regulations, make investment decisions with respect to the purchases and sales of portfolio securities and other assets for a designated portion of the Fund’s assets. Under the SCM Sub-Advisory Contract, the Adviser pays SCM from the advisory fees it receives from the Global Opportunities Fund. SCM is independently owned by its employees and directors. Mark R. Shenkman is SCM’s majority shareholder and serves as the firm’s President and Chief Investment Officer.

Additional Portfolio Manager Information

Other Accounts Managed by Portfolio Managers

The following tables show the number and assets of other funds and investment accounts (or portions of investment accounts) that each Fund’s portfolio manager(s) managed as of each Fund’s fiscal year-end, and separately the same information but only for those funds and accounts whose investment advisory fee is based on performance.

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

BIM
Edward N. Aw	0	$0	0	$0	0	$0
John Hall	0	$0	0	$0	0	$0
Gregory M. Lester	0	$0	0	$0	0	$0
Lois Roman	0	$0	0	$866,724,000	3986	$4,368,222,000
Preston Stahl	0	$0	0	$0	0	$0
Marc D. Stern	0	$0	0	$0	0	$0
Harold S. Woolley	0	$0	2	$104,387,000	1214	$2,657,532,000
Bruce A. Whiteford	0	$0	5	$486,893,000	2520	$5,919,722,000

Dimensional
Stephen A. Clark	28	$35,793,468,225	7	$5,237,760,855	51	$3,339,420,172
Karen E. Umland	36	$27,682,170,634	5	$582,818,006	17	$2,459,694,375

Champlain
Scott T. Brayman	5	$6,580,080,699	1	$180,419,531	52	$699,412,514

T. Rowe Price International
Robert Gensler	4	$1,100,786,631	17	$2,190,194,404	37	$5,687,325,098

Franklin
Michael Hasenstab	13	$15,955,400,000	23	$14,662,500,000	11	$904,300,000

SCM
Mark R. Shenkman	4	$343,838,746	11	$1,319,182,772	78	$5,760,878,004
Frank X. Whitley	0	$0	0	$0	6	$1,234,992,067
Steven N. Schweitzer	0	$0	2	$71,046,729	10	$989,814,231

          Accounts and Assets for which an Investment Advisory Fee is Based on Performance

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

BIM
Edward N. Aw	None	None	None	None	None	None
John Hall	None	None	None	None	None	None
Gregory M. Lester	None	None	None	None	None	None
Lois Roman	None	None	None	None	None	None
Preston Stahl	None	None	None	None	None	None

Portfolio Manager	Other SEC-registered open-end and closed-end funds		Other pooled investment vehicles		Other accounts

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets

Marc D. Stern	None	None	None	None	None	None
Harold S. Woolley	None	None	None	None	None	None
Bruce A. Whiteford	None	None	None	None	None	None

Dimensional
Stephen A. Clark	None	None	1	$188,243,932	None	None
Karen E. Umland	None	None	None	None	1	$315,787,500

Champlain
Scott T. Brayman[1]	None	None	None	None	5	$108,191,817

T. Rowe Price International
Robert N. Gensler	None	None	None	None	None	None

Franklin
Michael Hasenstab	None	None	None	None	None	None

SCM
Mark R. Shenkman	0	$0	2	$50,249,735	3	$1,233,319,203
Frank X. Whitley	0	$0	0	$0	1	$286,857,451
Steven N. Schweitzer	0	$0	0	$0	0	$0

[1]

Although Scott Brayman does not hold shares of the Global Small & Mid Cap Fund, he maintains exposure to the investment strategy by investing in shares of a proprietary mutual fund managed by Champlain.

Ownership of Securities

The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund’s most recent fiscal year:

	U.S. Large Cap Fund	Non-U.S. Large Cap	Fixed Income Fund	Municipal Bond Fund	Global Small & Mid Cap Fund	Global Opportunities Fund	Real Return Fund

BIM[1]
Edward N. Aw	None	None	None	None	None	None	None
John Hall	None	None	None	None	None	None	None
Gregory M. Lester	None	None	None	None	None	None	None
Lois Roman	$100,001- $500,000	None	None	None	None	None	None
Preston Stahl	None	None	None	None	None	None	$100,001- $500,000
Marc D. Stern	$100,001- $500,000	$100,001- $500,000	$100,001- $500,000	None	$100,001- $500,000	$50,001-$100,000	$100,001- $500,000
Harold S. Woolley	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	None	None	None	$10,001- $50,000
Bruce A. Whiteford	None	None	None	None	None	None	None

Dimensional
Stephen A. Clark	None	None	None	None	None	None	None
Karen E. Umland	None	None	None	None	None	None	None

Champlain
Scott T. Brayman[2]	None	None	None	None	None	None	None

T. Rowe Price International
Robert Gensler	None	None	None	None	None	None	None

Franklin
Michael Hasenstab	None	None	None	None	None	None	None

SCM
Mark R. Shenkman	None	None	None	None	None	None	None
Frank X. Whitley	None	None	None	None	None	None	None
Steven N. Schweitzer	None	None	None	None	None	None	None

[1]

BIM portfolio managers maintain exposure to the foregoing investment strategies through investment of their deferred compensation profit sharing account balances in bank portfolios with substantially the same investment objectives and strategies as the Funds. The portfolio managers provided investment advisory services for such portfolios.

[2]

Although Scott Brayman does not hold shares of the Global Small & Mid Cap Fund, he maintains exposure to the investment strategy by investing in shares of a proprietary mutual fund managed by Champlain.

Compensation of Portfolio Managers

BIM. The Adviser’s portfolio managers are generally responsible for providing investment advisory services for multiple types of accounts with similar investment objectives, strategies, risks and fees. Portfolio managers responsible for managing a Fund generally will also provide investment advisory services with respect to bank common and collective funds, separately managed accounts and model portfolios. The Adviser compensates portfolio managers with respect to their overall contribution and not with respect to the performance of any single account type.

The Adviser’s portfolio managers receive compensation comprised of an annual base salary, annual cash bonus, deferred cash bonus and, in some cases, restricted stock or stock appreciation rights awards granted by an affiliate of the Adviser. The Adviser’s portfolio managers also participate in a deferred compensation profit sharing plan and a defined benefit pension plan, as well as other medical and insurance coverage programs, of affiliates of the Adviser. The annual base salaries for portfolio managers are determined on the basis of relevant industry salary data and are intended to be competitive. Annual cash bonus awards are based upon a combination of qualitative and quantitative factors, including performance of the portfolios advised by the portfolio manager, generation and development of new investment ideas, willingness to develop and share ideas as part of a team and contributions to the development of the Adviser’s investment team. The deferred cash bonus is a fixed percentage of the annual cash bonus and is generally paid over a three-year period. Currently, all portfolio managers participate in a stock appreciation rights plan of an affiliate of the Adviser and one portfolio manager participates in a restricted stock plan of an affiliate of the Adviser.

Dimensional. Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the Global Small & Mid Cap Fund or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

•	BASE SALARY. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager’s base salary.

•	SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.

•

RESTRICTED STOCK. Portfolio managers may be awarded the right to purchase restricted shares of Dimensional’s stock as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in Dimensional’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Champlain. Champlain compensates the Global Small & Mid Cap Fund’s portfolio manager for his management of the Fund. His compensation consists of a cash base salary and a discretionary performance bonus paid in cash that is based on overall profitability, and therefore in part based on the value of the Fund’s net assets and other client accounts he manages. The portfolio manager also receives benefits standard for all of Champlain’s employees, including health care and other insurance benefits. In addition, the portfolio manager may have an ownership stake in Champlain which would entitle him to a portion of the pre-tax profitability of the firm.

T. Rowe Price International. Portfolio manager compensation for T. Rowe Price International consists primarily of a base salary, a cash bonus and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on a number of factors.

Investment performance over one, three, five, and 10-year periods is the most important input. T. Rowe Price International evaluates performance in absolute, relative and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to a broad-based index (e.g., S&P 500) and an applicable Lipper index (e.g., Large-Cap Value), although other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis although tax-efficiency is considered and is especially important for tax-efficient funds. T. Rowe Price International views compensation in terms of a long-term time horizon. The more consistent a manager’s performance is over time the higher the compensation opportunity for that manager. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to T. Rowe Price International’s overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts and being good corporate citizens are important components of T. Rowe Price International’s long-term success and are highly valued.

Furthermore, all employees of T. Rowe Price International, including portfolio managers, participate in a 401(k) plan sponsored by Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all Vice Presidents of Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits. This compensation structure applies for all portfolios managed by the portfolio manager.

Franklin. Franklin seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following elements:

•	Base salary: Each portfolio manager is paid a base salary.

•

Annual bonus: Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by Franklin. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of Franklin and/or other officers of Franklin, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of a portfolio manager to Franklin’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

	•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in Franklin’s appraisal.

Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

In addition, portfolio managers participate in benefit plans and programs available generally to all employees of Franklin.

SCM. SCM offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member’s merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.

Portfolio Managers represent the majority of the firm’s senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm’s investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm’s growth and profitability. All of the senior Portfolio Managers are owners of the firm.

Potential Conflicts of Interests

BIM. Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Adviser believes are faced by investment professionals at most major financial firms but which the Adviser believes are adequately addressed by its current policies and procedures. The Adviser has adopted compliance policies and procedures that are designed to address certain of these potential conflicts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts managed by the Adviser or its affiliates, the orders for such transactions may be combined in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Adviser believes that its policies and procedures relating to trade aggregation and allocation are reasonably designed to prevent such results.

“Cross trades,” in which one account managed by the Adviser or its affiliates sells a particular security to another account managed by the Adviser or its affiliates (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Adviser and the Board of Directors have adopted compliance procedures that provide that any transactions between a Fund and another account advised by the Adviser or its affiliates are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager(s) who are responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the

Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among a Funds and/or accounts that he or she manages.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, a Fund’s portfolio manager(s) may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Adviser, including a Fund’s portfolio manager(s), are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Dimensional. Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts. In addition to the Global Small & Mid Cap Fund, other accounts may include registered mutual funds, unregistered pooled investment vehicles, and accounts managed for organizations and individuals (“Accounts”). An Account may have a similar investment objective to the Global Small & Mid Cap Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Global Small & Mid Cap Fund. Actual or apparent conflicts of interest include:

•

TIME MANAGEMENT. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Global Small & Mid Cap Fund and/or Accounts. Dimensional seeks to manage such competing interests for the time and attention of the portfolio manager by having him focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Global Small & Mid Cap Fund.

•

INVESTMENT OPPORTUNITIES. It is possible that at times identical securities will be held by both the Global Small & Mid Cap Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Global Small & Mid Cap Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Global Small & Mid Cap Fund and one or more Accounts, the Global Small & Mid Cap Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across the Global Small & Mid Cap Fund and Accounts.

•

BROKER SELECTION. With respect to securities transactions for the Global Small & Mid Cap Fund, Dimensional determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Global Small & Mid Cap Fund and an Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Global Small & Mid Cap Fund or the Account.

•

PERFORMANCE-BASED FEES. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.

•

INVESTMENT IN AN ACCOUNT. A portfolio manager or his/her relatives may invest in an account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Global Small & Mid Cap Fund or other Accounts for which they have portfolio management responsibilities.

Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Champlain. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Global Small & Mid Cap Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Global Small & Mid Cap Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Global Small & Mid Cap Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Global Small & Mid Cap Fund. For some accounts, Champlain may be compensated based on the profitability of the account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Champlain with regard to accounts where Champlain is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the accounts where Champlain might share in investment gains. Champlain has adopted certain compliance procedures that are reasonably designed to address conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

T. Rowe Price International. Portfolio managers at T. Rowe Price International typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations) and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price International has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.

T. Rowe Price International does not anticipate experiencing any conflicts in managing the Global Opportunities Fund in relation to its discretionary authority over any other accounts. Sub-advised fund procedures are incorporated into or covered by general compliance manuals and internal control policies and procedures kept by each separate business unit that services the Fund. T. Rowe Price International believes that these policies and procedures are adequate to address any potential conflicts of interest between and among its clients in its investment advisory business. Procedures for the identification and management of conflicts of interest are incorporated into certain elements of our compliance program where such conflicts may be present (e.g., Trade Allocation Guidelines, Proxy Voting Policies and Procedures, Code of Ethics, etc.). In addition, conflicts of interest are addressed through internal controls, and where appropriate, the separation of functions and duties within the business units.

In addition, T. Rowe Price International does not sponsor or act as investment adviser to any hedge funds or similar private accounts with investment objectives and strategies that would conflict with the interests of its other investment advisory clients.

Franklin. Franklin portfolio managers provide investment services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory or sub-advisory fees for some of such other products and accounts may be different than that charged for managing the Global Opportunities Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory or sub-advisory fees paid by the Global Opportunities Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio manager managing accounts with different advisory or sub-advisory fees.

The management of multiple funds, including the Global Opportunities Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. Franklin seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Global Opportunities Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Global Opportunities Fund may outperform the securities selected for the Global Opportunities Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Global Opportunities Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. Franklin seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and Franklin have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

Franklin and the Global Opportunities Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

SCM. As a general matter, SCM attempts to minimize conflicts of interest. To that end, SCM has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm’s Compliance Manual. In accordance with this policy, SCM has identified certain potential conflicts of interest in connection with its management of the Global Opportunities Fund.

A potential conflict of interest may arise as a result of SCM’s management of other accounts with varying investment guidelines. SCM adheres to a systematic process for the approval, allocation and execution of trades. It is SCM’s basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns. Because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, SCM may purchase a security for one client account while appropriately selling that same security for another client account. Furthermore, SCM may sell securities for only some client accounts without selling the same securities for other client accounts. Certain accounts managed by SCM may also be permitted to sell securities short. Accordingly, SCM and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. When SCM or its employees engages in short sales of securities they could be seen as harming the performance of one or more clients, including the Global Opportunities Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, SCM and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. SCM also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. SCM may purchase these securities for its client accounts, including for the Global Opportunities Fund. Additionally, SCM is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.

SCM permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, SCM has an obligation to assure that its team members do not “front-run” trades for clients or otherwise favor their own accounts. To that end, SCM maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear all securities trades, as well as shares of mutual funds for which SCM acts as sub-adviser.

SCM is entitled to receive performance fees from certain client accounts. The existence of those fees may incentivize the portfolio managers to disproportionately allocate investment opportunities to these accounts. SCM maintains an allocation policy and the firm’s Chief Compliance Officer periodically reviews dispersion among the accounts and allocations to ensure that they are being allocated among all eligible accounts in an equitable manner. SCM may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. Even in situations where SCM believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest because SCM has a duty to obtain a price equitable for both the selling client and the purchasing client. When engaging in cross transactions, SCM ensures that all parties to the transaction receive at least as favorable a price as would be received if the transaction were executed on the open market.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc. (“PNC”) (formerly, PFPC Inc.), 760 Moore Road, King of Prussia, PA 19408, acts as administrator, fund accounting agent and transfer agent for the Funds pursuant to an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement (the “PNC Agreements”), respectively, effective April 8, 2006. Prior to April 8, 2006, Citi Fund Services Ohio, Inc. (formerly BISYS Fund Services Ohio) (“Citi Ohio”) served in such capacities. Pursuant to the PNC Agreements, PNC provides the Funds with general office facilities and supervises the overall administration of the Funds, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. PNC may also provide persons (including directors, officers and other employees of PNC or its affiliates) satisfactory to the Board to serve as officers of the Funds. PNC maintains all Fund books and records required under Rule 31a-1 under the 1940 Act, performs daily accounting services and satisfies additional Fund reporting and record keeping requirements. PNC is an affiliate of the Funds’ principal underwriter and distributor of shares, PFPC Distributors, Inc. (“PFPC Distributors” or the “Underwriter”).

For the services provided by PNC, the following annual fee will be calculated based upon the aggregate average net assets of the Old Westbury Fund complex and payable to PNC monthly:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds

0.0350%	of the first $1.5 billion
0.0275%	of the next $1 billion
0.0175%	of the next $1 billion
0.0125%	of assets in excess of $3.5 billion

Additionally, the Funds pay PNC an annual base fee of $25,000 per portfolio, excluding out-of-pocket expenses.

PNC may choose voluntarily to reimburse a portion of its fee at any time. See “Fees Paid by the Funds for Services” for payments made over the last three fiscal years to PNC and Citi Ohio, the Funds’ previous administrator, fund accounting agent and transfer agent, and to Foreside Distributor Services, LLP (formerly, BISYS Fund Services LP) (“Foreside Distributor Services”), the Funds’ previous principal underwriter and distributor.

PNC also acts as administrator and fund accounting agent for the Subsidiary. For the services provided by PNC, it receives a monthly base fee of $2,500, a yearly fee of $7,500 for tax services plus certain transaction fees, excluding out-of-pocket expenses. PNC has contractually agreed to exclude from its fee calculation based on net assets for the Real Return Fund the amount of the Real Return Fund’s assets invested in the Subsidiary.

CUSTODIANS

Citibank, N.A. (“Citibank”), located at 111 Wall Street, New York, New York 10005, is the custodian for the Global Opportunities Fund and the co-custodian for the Global Small & Mid Cap Fund and the Real Return Fund. Pursuant to its agreement with the Funds, Citibank is responsible for maintaining the books and records of these Funds’

securities and cash, excluding coins or bullion or other forms of precious metals held by the Real Return Fund, and maintaining these Funds’ portfolio transaction records. Citibank receives a fee from these Funds calculated and paid monthly based on safekeeping and transaction fees that vary by country. Citibank also serves as co-custodian for the securities and cash, excluding coins or bullions or other forms of precious metals, for the Subsidiary. Citibank receives a fee from the Subsidiary calculated and paid monthly based on safekeeping and transaction fees that vary by country. Citibank has contractually agreed to exclude from the its fee calculation based on net assets for the Real Return Fund the amount of the Real Return Fund’s assets invested in the Subsidiary.

Bessemer Trust Company (“BTCO”), an affiliate of the Adviser, located at 100 Woodbridge Center, Woodbridge, New Jersey 07095, is the custodian for the U.S. Large Cap, Non-U.S. Large Cap, Fixed Income and Municipal Bond Funds and the co-custodian for the Real Return Fund and the Subsidiary. Pursuant to its agreement with these Funds, BTCO is responsible for maintaining the books and records of these Funds’ securities and cash, except for the Real Return Fund for which BTCO is only responsible for the coins or bullions or other forms of precious metals held by the Real Return Fund, and maintaining these Funds’ portfolio transaction records. BTCO receives a fee from these Funds calculated and paid monthly at the annual rate of 0.10% (0.15% for the Non-U.S. Large Cap) of the average daily net assets of each Fund. BTCO receives from the Subsidiary a fee of 0.10% of the average daily net assets of the Subsidiary. In addition, BTCO receives from the Real Return Fund and the Subsidiary any transaction costs related to the Real Return Fund’s and the Subsidiary’s investments in coins or bullions or other forms of precious metals. BTCO also serves as co-custodian for the Global Small & Mid Cap Fund. BTCO is responsible for the assets of the Global Small & Mid Cap Fund which are managed by the Adviser. BTCO receives a fee from the Global Small & Mid Cap Fund calculated and paid monthly at the annual rate of 0.10% of the average daily net assets of the Fund.

UNDERWRITER

The Corporation has entered into an underwriting agreement with PFPC Distributors effective April 8, 2006 (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, the Underwriter facilitates the registration and distribution of Fund shares and undertakes such advertising and promotion as requested by the Corporation and as it believes reasonable. The Underwriting Agreement contemplates that the Underwriter may, if authorized in each instance by the Corporation, on behalf of a Fund, the Adviser or sub-advisers, enter into sales agreements with securities dealers, financial institutions and other industry professionals, such as investment advisers, accountants and estate planning firms. The Underwriter will require each dealer with whom the Underwriter has a selling agreement to conform to all applicable provisions of the Funds’ Prospectus. PFPC Distributors makes a continuous offering of the Funds’ shares. PFPC Distributors is located at 760 Moore Road, King of Prussia, PA 19406 and is an affiliate of PNC.

In its capacity as principal underwriter, PFPC Distributors uses its best efforts to obtain subscriptions to shares of each Fund. Prior to April 8, 2006, Foreside Distributor Services (formerly, BISYS Fund Services LP) served as principal underwriter and distributor of the Funds’ shares. For the fiscal period of November 1, 2005 through April 7, 2006, Foreside Distributor Services received no payments as the principal underwriter and distributor of the Fund’s shares. For the fiscal period of April 8, 2006 through October 31, 2006, payments by the Funds to PFPC Distributors were $37,503. For the fiscal year ended October 31, 2007 payments by the Funds to PFPC Distributors totaled $17,364. Effective March 1, 2007, PFPC Distributors no longer receives an annual fee. As a result, no payments were made by the Funds to PFPC Distributors for the fiscal year ended October 31, 2008.

FUND COUNSEL, INDEPENDENT DIRECTORS’ COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Goodwin Procter LLP, 901 New York Avenue, NW, Washington, D.C. 20001, serves as legal counsel to the Funds.

Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 serves as independent counsel to the Independent Directors.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the independent registered public accounting firm for the Funds, providing audit services and tax return preparation.

PROXY VOTING POLICIES

The Funds have adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Adviser and that permit the Adviser to further delegate to the sub-advisers proxy voting responsibility relating to the portfolio securities that they manage. The Adviser has delegated proxy voting responsibility to Dimensional for the portion of the Global Small & Mid Cap Fund that Dimensional manages. The Proxy Voting Policies of the Corporation, the Adviser and Dimensional are attached as Appendix B.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available, without charge, upon request, by calling 1-800-607-2200 and on the SEC’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

It is the policy of the Corporation, with respect to each of the Funds, to disclose to the general public the portfolio holdings of each of the Funds in regular public filings made with the SEC (“Portfolio Disclosure Policies”). In addition, the Corporation may disclose additional information, such as the top ten holdings within each Fund, on a monthly basis with a lag time of not less than seven days, on the website www.Bessemer.com. The Funds may also disclose portfolio holdings information in response to a request from a regulatory or other governmental entity.

Portfolio holdings information for the Funds may also be made available more frequently and prior to its public availability (“non-standard disclosure”) to:

(1)

the Funds’ service providers (which currently include the Funds’ adviser, sub-adviser, custodian, administrator, fund accountant, transfer agent, distributor, pricing service (FT Interactive Data Corporation) and printers (Command Financial Press Corporation)) (“Service Providers”);

(2)

certain non-service providers (such as ratings agencies, which currently include Morningstar, Inc., Standard & Poor’s Securities, Inc. and Lipper Analytical Services for such purposes as analyzing and ranking the Funds or performing due diligence and asset allocation) (“Non-Service Providers”); and

(3)	Non-Service Providers pursuant to a written confidentiality agreement that protects the confidentiality of the portfolio holdings information; and

(4)	To facilitate efficient trading of certain investment and receipt of relevant research.

The disclosure of portfolio holdings for the Funds may only be made pursuant to the Portfolio Disclosure Policies, which are designed to ensure compliance by the Funds and their service providers with the applicable federal securities laws. The Disclosure Policies are also designed to prevent the unauthorized disclosure of a Fund’s holdings that could harm the Fund or its shareholders and to ensure that their respective interest are not put above those of the shareholders.

Neither the Funds nor the Funds’ service providers may receive compensation or other consideration in connection with the disclosure of information about portfolio securities. These Disclosure Policies may not be waived or exceptions made, without the consent of the Funds’ Chief Compliance Officer or Chief Legal Officer. The Board of Directors will review this policy, including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and recommend any changes that they deem appropriate. The Funds’ Board of Directors and Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds’ Disclosure Policies.

BROKERAGE TRANSACTIONS

The Adviser and sub-advisers make each Fund’s portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying research services to the Adviser and sub-advisers. To the extent that such persons or firms supply research services to the Adviser or sub-advisers for use in rendering investment advice to a Fund, such information may be supplied at no cost to the Adviser or the sub-advisers and, therefore, may have the effect of reducing the expenses of the Adviser and the sub-advisers in rendering advice to a Fund. While it is impossible to place an actual dollar value on such research services, its receipt by the Adviser or sub-advisers probably does not reduce the overall expenses of the Adviser or the sub-advisers to any material extent. Consistent with Rule 12b-1(h), the Adviser and sub-advisers will not consider sales of shares of a Fund as a factor in the selection of brokers to execute portfolio transactions for the Funds.

The investment information provided to the Adviser and sub-advisers is of the type described in Section 28(e) of the Exchange Act and is designed to augment the Adviser’s or sub-advisers’ own internal research and investment strategy capabilities. These research services include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Research services furnished by brokers through which each Fund effects securities transactions are used by the Adviser or sub-advisers in carrying out its investment management responsibilities with respect to all its clients’ accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser or sub-advisers determine in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.

A Fund may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. It may also purchase listed securities through the third market. Where transactions are executed in the over-the-counter market or third market, that Adviser or sub-advisers will seek to deal with the primary market makers; but when necessary in order to obtain best execution, it will utilize the services of others. In all cases, the Adviser and sub-advisers will attempt to negotiate best execution.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Adviser and sub-advisers and their respective affiliates, investments of the type the Funds may make may also be made by those other accounts. When the Funds and one or more other accounts managed by the Adviser and sub-advisers or their respective affiliates are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser and sub-advisers and their respective affiliates to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or disposed of by the Funds. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to benefit the Funds.

As of October 31, 2008, the Global Opportunities Fund and the Non-U.S. Large Cap Fund held investments in securities of its regular broker-dealers as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund at 10/31/2008	Name of Broker or Dealer

Global Opportunities Fund	$24,564,794	Merrill Lynch, Pierce, Fenner & Smith, Inc.

	$26,087,143	Goldman Sachs Group, Inc.

	$15,497,311	Bank of America Corp.

	$1,891,293	JPMorgan Chase & Co.

	$1,497,557	Morgan Stanley

	$239,457	UBS Securities LLC

Non-U.S. Large Cap	$17,131,150	Credit Suisse Group

PORTFOLIO TURNOVER

Changes may be made to a Fund’s portfolio consistent with the investment objectives and policies of such Fund whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. For the fiscal year ended October 31, 2008, the turnover rates for the Funds can be found in the “Financial Highlights” section of the Funds’ Prospectus. High portfolio turnover may result in increased brokerage costs to a Fund and also adverse tax consequences to a Fund’s shareholders. The following table compares the portfolio turnover rates of those Funds that experienced significant variation in their portfolio turnover rates during the past two fiscal years. The higher portfolio turnover rates for the fiscal year ended October 31, 2008 for these Funds were due to a repositioning of their portfolios’ assets.

Fund Name	For Fiscal Year Ended October 31, 2008	For Fiscal Year Ended October 31, 2007
U.S. Large Cap Fund	95%	43%
Non-U.S. Large Cap Fund	66%	44%
Real Return Fund	88%	36%
Fixed Income Fund	36%	59%

SHAREHOLDER SERVICING PLAN

The Funds have adopted a shareholder servicing plan. Under this plan, the Funds have entered into a shareholder servicing agreement with Bessemer, pursuant to which Bessemer serves as a shareholder servicing agent and provides certain shareholder support services (“Shareholder Support Services”) to each Fund. Such Shareholder Support Services include, but are not limited to, providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption requests, and transmitting various communications to shareholders. For these services, each Fund pays a maximum annual shareholder servicing fee of up to 0.15% of its average daily net assets. Bessemer may engage other parties, including broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries (each a “Shareholder Sub-Servicing Agent”) to provide Shareholder Support Services. Bessemer is solely responsible for compensating each such Shareholder Sub-Servicing Agent from the fees it receives from each Fund. Bessemer has committed through October 31, 2010 to waive its shareholder servicing fees for the Fixed Income Fund and Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of these Funds at 0.05%.

FEES PAID BY THE FUNDS FOR SERVICES*

FOR THE FISCAL YEAR ENDED OCTOBER 31, 20081

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee/Fee Waived	Shareholder Support Services Fee

U.S. Large Cap Fund	$3,058,294 / $112,254	$667,016	$109,715 / $0	$655,349
Non-U.S. Large Cap Fund	$13,710,3172 / $91,242	$2,729,822	$384,132 / $0	$2,777,211
Global Small & Mid Cap Fund	$9,315,2863 / $86,750	$1,089,246	$236,722 /$0	$1,643,874
Global Opportunities Fund	$13,653,8974 / $156,283	$4,298,675	$285,698 /$0	$1,874,947
Real Return Fund	$17,679,140 /$ 0	$3,629,776	$426,716 /$0	$3,119,848
Fixed Income Fund	$705,751 / $180,636	$0	$55,350 / $0	$235,250
Municipal Bond Fund	$887,885 / $213,913	$0	$63,162 / $0	$295,962

*	The Global Opportunities Fund commenced operations on November 28, 2007.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 20071

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee/Fee Waived	12b-1 Fees Distribution Plan Fee[5]	12b-1 Shareholder Servicing Fee[5]

U.S. Large Cap Fund	$3,022,407 / $117,218	$388,360	$118,455 / $0	$ 0	$192,464
Non-U.S. Large Cap Fund	$14,690,1882 / $0	$3,246,969	$456,288 / $0	$ 0	$889,913
Global Small & Mid Cap Fund	$6,794,9516 / $0	$697,666	$197,994 / $0	$ 0	$345,401
Real Return Fund	$12,498,411 / $0	$1,782,620	$343,013 / $0	$ 0	$635,063
Fixed Income Fund	$540,159 / $130,994	$0	$50,961 / $0	$ 0	$39,567
Municipal Bond Fund	$631,408 / $146,036	$0	$55,348 / $0	$ 0	$60,141

FOR THE FISCAL YEAR ENDED OCTOBER 31, 20061

Fund Name	Advisory Fee/Fee Waived	Brokerage Commissions	Administrative Fee/Fee Waived[7]	12b-1 Fees Distribution Plan Fee	12b-1 Shareholder Servicing Fee

U.S. Large Cap Fund	$2,422,574 / $0	$441,852	$154,586 / $0	$ 0	$519,124
Non-U.S. Large Cap Fund	$13,241,6782 / $0	$3,927,743	$739,731 / $0	$ 0	$2,676,791
Global Small & Mid Cap Fund	$5,339,9308 / $0	$659,896	$267,304 / $0	$ 0	$942,341
Real Return Fund	$9,191,196 / $0	$1,360,569	$443,219 / $0	$ 0	$1,621,977
Fixed Income Fund	$389,791 / $0	$300	$48,977 / $0	$ 0	$129,930
Municipal Bond Fund	$493,155 / $0	$0	$58,740 / $0	$ 0	$164,385

[1]

From time to time, the Adviser may voluntarily assume certain expenses of a Fund. This would have the effect of lowering the overall expense ratio of that Fund and of increasing yield to investors in that Fund.

[2]

Includes sub-advisory fees paid to Bessemer Group (U.K.) Limited, a former sub-adviser to the Fund, in the amount of $7,120,029, $7,831,042 and $5,571,983 for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008, respectively.

[3]

Includes sub-advisory fees the Adviser paid to Dimensional and Champlain, from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $3,811,712 or 0.35% based on the average daily net assets of the Fund.

[4]

Includes sub-advisory fees the Adviser paid to Franklin, SCM and T. Rowe Price International, from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $2,708,084 or 0.20% based on the average daily net assets of the Fund.

[5]	The Funds’ Rule 12b-1 Distribution and Service Plan was terminated on January 16, 2007.

[6]

Includes sub-advisory fees the Adviser paid to Dimensional and Champlain, from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $3,509,425 or 0.44% based on the average daily net assets of the Fund.

[7]

Reflects amounts paid to PNC and Citi Ohio, the Funds’ previous administrator. Citi Ohio was paid $95,200, $493,050, $170,265, $282,424, $23,441 and $30,468 for the U.S. Large Cap Fund, Non-U.S. Large Cap, Global Small & Mid Cap Fund, Real Return Fund, Fixed Income Fund and Municipal Bond Fund, respectively. PNC was paid $59,386, $246,681, $97,039, $160,795, $25,536 and $28,272 for the U.S. Large Cap Fund, Non-U.S. Large Cap, Global Small & Mid Cap Fund, Real Return Fund, Fixed Income Fund and Municipal Bond Fund, respectively.

[8]

Includes sub-advisory fees the Adviser paid to Dimensional and Champlain, from the advisory fees the Adviser received from the Fund. The aggregate annual sub-advisory fees paid totaled $2,670,714 or 0.43% based on the average daily net assets of the Fund.

HOW DO THE FUNDS MEASURE PERFORMANCE?

Each Fund may advertise its share performance by using the SEC’s standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Unless otherwise stated, any quoted share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded would increase the total return and yield. The performance of shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund’s expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings and offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.

The performance of the Funds may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of a Fund’s relative performance for any future period.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for a Fund’s shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the NAV per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional shares, assuming the annual reinvestment of all distributions.

When shares of a Fund are in existence for less than a year, the Fund may advertise cumulative total return for that specific period of time, rather than annualizing the total return.

YIELD AND TAX EQUIVALENT YIELD

The yield of a Fund’s shares is calculated by dividing: (i) the net investment income per share earned by the shares over a thirty-day period by (ii) the maximum offering price per share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The tax-equivalent yield of the Municipal Bond Fund’s shares is calculated similarly to the yield, but is adjusted to reflect the taxable yield that shares would have had to earn to equal the actual yield, assuming a specific tax rate. The yield and tax-equivalent yield do not necessarily reflect income actually earned by shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The Municipal Bond Fund may use tax equivalent yield information in its sales literature and advertising. Such information sets forth the yield that is afforded by a tax free investment by showing such yields without the effect of Federal income taxes with respect to a given taxable income bracket. The interest earned by the municipal securities owned by the Fund generally remains exempt from regular federal income tax and is often exempt from state and local taxes as well. However, some of the Fund’s interest income may be subject to the federal AMT and state and/or local taxes.

To the extent financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in a Fund’s shares, the Fund’s share performance is lower for shareholders paying those fees.

AVERAGE ANNUAL TOTAL RETURNS

After-tax returns are calculated using the historical highest individual federal marginal income tax rate, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to tax-exempt investors or those who hold Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

•	references to ratings, rankings, and financial publications and/or performance comparisons of shares to certain indices;

•

charts, graphs and illustrations using the Funds’ returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

•	discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager’s views on how such developments could impact the Funds; and

•	information about the mutual fund industry from sources such as the Investment Company Institute.

Each Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

Each Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.

ACCOUNT INFORMATION AND PRICING OF SHARES

Information relating to the purchase and redemption of the Funds’ shares is located in the Prospectus.

NET ASSET VALUE

For purposes of determining each Fund’s net asset value per share, readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close of the regular trading session of the exchange on the business day as of which such value is being determined. Securities may be valued by independent pricing services, approved by the Corporation’s Board, which use prices provided by market makers or estimates of market value obtained yield data relating to instruments or securities with similar characteristics. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. Fund securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities. If significant events occur that materially affect the value of the security between the time trading ends on a particular security and the close of the regular trading session of the New York Stock Exchange (the “NYSE”), the Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board. The effect of using fair value pricing is that a Fund’s net asset value will be subject to the judgment of the Board or its designee instead of being determined by market prices. Examples of significant events may include, but will not necessarily include, an announcement by the issuer, a creditor, or a government body, political or economic events, natural disasters, or significant fluctuations in key markets that occurring after the close of the security’s principal market. Since some Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the Funds do not price their shares, the value of those Funds’ assets may change on days when you will not be able to purchase or redeem fund shares.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the current bid and asked prices from such sources as the Board deems appropriate to reflect their fair value.

U.S. government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Fund’s Board designed to reflect in good faith the fair value of such securities.

As indicated in the Prospectus, the net asset value per share of each Fund’s shares will be determined as of the close of the regular trading session of the NYSE on each day that the NYSE is open for trading. The NYSE annually announces the days on which it will not be open for trading; the most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day (July 3), Labor Day, Thanksgiving Day, and Christmas Day. However, the NYSE may close on days not included in that announcement.

The Corporation intends to pay all redemptions in cash unless the redemption request is for more than the lesser of $250,000 or one percent of the net assets of the relevant Fund by a single shareholder over any ninety-day period. If a redemption request is over these limits, it may be to the detriment of existing shareholders to pay such redemption in cash; therefore, a redemption request may be paid in securities of equal value.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the NYSE. In computing its net asset value, the Non-U.S. Large Cap values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Board, although the actual calculation may be done by others.

CAPITAL STOCK AND VOTING RIGHTS

The authorized capital stock of the Corporation consists of twenty billion shares of stock having a par value of one tenth of one cent ($0.001) per share. The Board is authorized to divide the unissued shares into separate series of stock. Shares of all series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series has equal distribution, liquidation and voting rights within the series in which it was issued. Each share of a Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote.

HOW ARE THE FUNDS TAXED?

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Taxes.” The Prospectus generally describes the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters. A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules such as insurance companies; tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts (“IRAs”)), financial institutions, broker/dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax (“AMT”).

Except for the private letter ruling described below, the Corporation has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the federal tax consequences to them of an investment in a Fund, as well as the application of state, local or foreign laws, and the effect of possible changes in applicable tax laws to their investment in the Fund.

Qualification as a Regulated Investment Company

The Corporation intends to continue to qualify each Fund as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, rather than to the Corporation as a whole. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

In order to qualify as a regulated investment company under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including but not limited to gains from options, futures or forward contracts) and net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future Treasury Regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, recent legislation provides that 100% of the net income derived from an interest in a qualified publicly traded partnership will be treated as qualifying income.

Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the regulated investment company requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although, in certain circumstances, a Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a regulated investment company and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

Moreover, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a notice to its shareholders, who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

If, for any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-regulated investment company years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The Real Return Fund intends to invest up to 25% of its assets in the Subsidiary. The IRS has issued a private letter ruling to the Real Return Fund confirming that Subpart F income derived from its investment in the Subsidiary, which invests in commodities and commodity-linked instruments will constitute “qualifying income” under

Subchapter M of the Code. However, the status of the Real Return Fund as a regulated investment company might be jeopardized if the IRS subsequently concluded that income from the Fund’s investment in the Subsidiary does not constitute qualifying income to the Fund.

The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. However, it is not expected that the Subsidiary will derive substantial income subject to such withholding tax.

The Subsidiary will be treated as a “controlled foreign corporation” and the Real Return Fund will be treated as a “U.S. shareholder” of the Subsidiary for U.S. federal income tax purposes. As a result, the Real Return Fund will be required to currently include in gross income for U.S. federal income tax purposes all of the Subsidiary’s “subpart F income”, whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary’s income will be “subpart F income.” The Real Return Fund’s recognition of the Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Subsidiary’s stock. Distributions by the Subsidiary to the Real Return Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Real Return Fund’s tax basis in the Subsidiary’s stock. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Real Return Fund.

Capital Loss Carry-Forwards

A Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund’s capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

As of October 31, 2008, each of the following Funds had capital loss carry-forwards approximating the amount indicated for federal income tax purposes, expiring in the year indicated:

Fund Name	2014	2015	2016

Non-U.S. Large Cap Fund	—	—	$187,357,824
Global Opportunities Fund	—	—	$123,869,796
Municipal Bond Fund	$22,373	$101,465	$1,723,839

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. Certain of the Funds have engaged in reorganizations in the past and the Funds may engage in reorganizations in the future.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

Excise Tax

A 4% nondeductible excise tax will be imposed on each Fund’s net income and gains (other than to the extent of its tax-exempt interest income, if any) to the extent it fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to distribute substantially all of its net income and gain, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Taxation of Fund Investments

In general, realized gains or losses on the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”), generally at a price less than its principal amount, such as a zero-coupon bond, the Fund may be required to annually include in its taxable income (or, in the case of the Municipal Bond Fund, its distributable income) a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. In general, gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID income on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund holding such a security receives no interest payment in cash on the security during the year.

If a Fund invests in debt securities that are in the lowest rating categories or are unrated, including debt securities of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to mark-to-market any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts and similar instruments relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into “straddles” and at least one of the futures or option contracts comprising a part of such straddles is governed by Section 1256 of the Code, described above, such straddles could be characterized as “mixed straddles.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital up to the amount of a shareholder’s tax basis in the shareholder’s Fund shares, and (iii) thereafter, as capital gain. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income in order to qualify as a regulated investment company.

“Passive foreign investment companies” (“PFICs”) are generally defined as certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of equity interests in PFICs will be characterized as ordinary income even though, absent the application of PFIC rules, these amounts would have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments, but there can be no assurance they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualifying dividend income.

Rules governing the federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of a 2006 IRS revenue ruling that held that income from certain derivative contracts with respect to a commodity index was not qualifying income for a regulated investment company. Certain requirements that must be met under the Code in order for each Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in derivative transactions. The Funds intend to limit their investments in commodity-linked derivatives in a manner designed to maintain their continued qualification as regulated investment companies under the Code. Each Fund also intends to account for derivative transactions in a manner it deems to be appropriate. However, the IRS might not agree with determinations made by a Fund. If it does not, the status of the Fund as a regulated investment company might be jeopardized.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in REMICs or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs. Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (REMIC) or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest or invested in the TMP directly. As a result, the Fund may not be a suitable investment for certain tax-exempt shareholders.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve complex tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Except for exempt-interest dividends paid out by the Municipal Bond Fund, defined below, all distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

For federal income tax purposes, distributions of investment income (except for exempt-interest dividends) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable at ordinary income rates. Distributions properly designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will designate capital gains distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

If a shareholder sells, pursuant to a cash or in-kind redemption or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gains distribution. In addition, if a shareholder holds Municipal Bond Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. Additionally, where a Fund regularly distributes at least 90% of its net tax exempt interest, if any, the Treasury Department is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular distributions. No such regulations have been issued as of the date of this SAI. If the losses described in this paragraph are incurred from the redemption of shares pursuant to a periodic redemption plan, then regulations may permit an exception to the six-month rule; however, no such regulations have been issued as of the date of this SAI.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of non-U.S. companies, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis certain foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

It is possible that the Non-U.S. Large Cap Fund, Global Small & Mid Cap Fund and Global Opportunities Fund will qualify for the election. However, even if a Fund qualifies for the election for a year, it may not make the election for such year. If a Fund does not so elect then shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid or withheld. A Fund will notify each shareholder within 60 days after the close of the Fund’s taxable year whether it has elected for the foreign taxes paid by the Fund to “pass-through” for that year.

Even if a Fund qualifies for and makes the election, foreign income and similar taxes will only pass-through to the Fund’s shareholders if the Fund and its shareholders meet certain holding period requirements. Specifically, (i) the shareholders must have held Fund shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the shareholders became entitled to receive Fund distributions corresponding with the pass-through of such foreign taxes paid by the Fund, and (ii) with respect to dividends received by the Fund on foreign shares giving rise to such foreign taxes, the Fund must have held the shares for at least 16 days during the 31-day period beginning 15 days prior to the date upon which the Fund became entitled to the dividend. These holding periods increase for certain dividends on preferred stock. A Fund may choose not to make the election if the Fund has not satisfied its holding requirements.

If a Fund makes the election, the Fund will not be permitted to claim a credit or deduction for foreign taxes paid in that year, and the Fund’s dividends paid deduction will be increased by the amount of foreign taxes paid that year. Fund shareholders that have satisfied the holding period and certain other requirements shall include their proportionate share of the foreign taxes paid by the Fund in their gross income and treat those amounts as paid by them for the purpose of the foreign tax credit or deduction. If such shareholder claims a credit for foreign taxes paid, the credit will be limited to the extent it exceeds the shareholder’s federal income tax attributable to foreign source taxable income or the amount specified in the notice mailed to that shareholder within 60 days after the close of the year. If the credit is attributable, wholly or in part, to qualified dividend income (as defined below), special rules will be used to limit the credit in a manner that reflects any resulting dividend rate differential.

In general, an individual with $300 or less of creditable foreign taxes may elect to be exempt from the foreign source taxable income and qualified dividend income limitations if the individual has no foreign source income other than qualified passive income. This $300 threshold is increased to $600 for joint filers. A deduction for foreign taxes paid may be claimed only by shareholders that itemize their deductions.

Federal Income Tax Rates

As of the date of this SAI, the maximum stated federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain.

Current federal income tax law also provides for a maximum individual federal income tax rate applicable to “qualified dividend income” (defined below) equal to the highest net long-term capital gains rate, which generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by the Fund, in taxable years beginning on or before December 31, 2010, from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date). If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Income and bond funds, such as the Fixed Income Fund and the Municipal Bond Fund, typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various “sunset” provisions of federal income tax laws.

Backup Withholding

A Fund may be required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder, if the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), generally the shareholder’s social security or employer identification number; if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding; or if the IRS notifies the Fund that the shareholder’s TIN is incorrect or that the shareholder is subject to backup withholding. These backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2010.

Tax-Deferred Plans

The shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts, including IRAs, Simplified Employee Pension Plans (“SEP-IRAs”), Savings Incentive Match Plans for Employees (“SIMPLE Plans”), Roth IRAs, and Coverdell Education Savings Accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitation and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met. In such cases, if the issuer of the high-yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Foreign Shareholders

With respect to taxable years beginning on or after January 1, 2005 and before January 1, 2010, distributions designated by a Fund as “interest-related dividends” (defined below) generally will be exempt from federal income tax withholding, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder (“exempt foreign shareholder”). Interest-related dividends are generally attributable to the Fund’s net interest income earned on certain debt obligations and paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a “foreign shareholder”). In order to qualify as an interest-related dividend, the Fund must designate a distribution as such not later than 60 days after the close of the Fund’s taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). However, this tax generally will not apply to exempt-interest dividends from a Fund. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2010, “short-term capital gain distributions” (defined below) are not subject to federal income or withholding tax, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of capital gain distributions or short-term capital gain distributions and certain other conditions are met; or (iii) such gains or, in certain cases, distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business (or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an applicable income tax treaty), the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). If the requirements of clause (iii) are met, the foreign shareholder may be subject to certain tax, withholding, and/or reporting requirements, depending in part on whether the foreign shareholder holds (or has held in the prior 12 months) more than a 5% interest in the Fund. “Short-term capital gain distributions” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund’s taxable year.

Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships. If a Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, foreign shareholders of the Fund generally will be subject to increased federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

Additional Considerations for the Municipal Bond Fund

If at least 50% of the value of a regulated investment company’s total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay “exempt-interest dividends.” The Municipal Bond Fund intends to so qualify and is designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

Distributions of capital gains or income not attributable to interest on the Municipal Bond Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to its shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. Thus, exempt interest may be subject to state and local taxes.

Not later than 60 days after the close of its taxable year, the Municipal Bond Fund will notify its shareholders of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of the Municipal Bond Fund will not be deductible to the extent that the Fund’s distributions are exempt from federal income tax.

In addition, certain deductions and exemptions have been designated “tax preference items” which must be added back to taxable income for purposes of calculating federal AMT. Tax preference items include tax-exempt interest on certain “private activity bonds.” To the extent that the Municipal Bond Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Fund’s distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Municipal Bond Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Municipal Bond Fund’s expenses in computing their federal AMT. In addition, exempt-interest dividends paid by the Municipal Bond Fund to a corporate shareholder are included in the shareholder’s “adjusted current earnings” as part of its federal AMT calculation, and may also affect its federal “environmental tax” liability. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28% and corporations are subject to the federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the federal AMT should consult their own tax advisors. A significant portion of exempt-interest dividends from the Municipal Bond Fund may be treated as a “tax preference item,” as discussed above.

The IRS is paying increased attention to whether obligations intended to produce interest exempt from federal income taxation in fact meet the requirements for such exemption. Ordinarily, the Municipal Bond Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize the Municipal Bond Fund’s ability to pay exempt-interest dividends.

Tax-Exempt Shareholders

Under current law, the Funds serve to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if the Fund recognizes “excess inclusion income” (as described above) derived from direct or indirect investments in REMIC residual interests or TMPs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if an individual shareholder recognizes a loss of $2 million or more or if a corporate shareholder recognizes a loss of $10 million or more, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FINANCIAL INFORMATION

The Financial Statements incorporated herein by reference from the Funds’ 2008 Annual Report to Shareholders have been audited by Ernst & Young LLP, independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and has been so incorporated in reliance upon the report of such firm given upon their authority as experts in auditing and accounting.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, INCORPORATED HEREIN BY REFERENCE IN THIS STATEMENT OF ADDITIONAL INFORMATION, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

APPENDIX A - RATINGS

STANDARD AND POOR’S LONG-TERM DEBT RATING DEFINITIONS

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degrees.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C—The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC-debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY’S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA—Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C—Bonds are imminent default in payment of interest or principal.

MOODY’S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

PRIME-1—Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earning coverage of fixed financial charges and high internal cash generation.

•	Well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2—Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR’S COMMERCIAL PAPER RATINGS

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS

F-1—(Highest Credit Quality) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

F-2—(Very Good Credit Quality) Issues assigned this rating reflect an assurance of timely payment, but margin of safety is not as great as in the case of the higher ratings.

APPENDIX B

Old Westbury Funds, Inc.
Proxy Voting Policy

It is the policy of the Board of Directors of Old Westbury Funds, Inc. (the “Board”) to delegate the responsibility for voting proxies relating to portfolio securities to each investment adviser as a part of the adviser’s general management of the portfolio, subject to the Board’s continuing oversight. 1 The following are the guidelines adopted by the Board for the administration of this policy:

Fiduciary Duty

Each adviser to whom authority to vote on behalf of the Old Westbury Funds, Inc. (the “Funds”) is delegated acts as a fiduciary of the Funds and must vote proxies in a manner consistent with the best interest of the Funds and its shareholders.

Review of Policies & Procedures

Each adviser must present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents. The Board shall review the policies, procedures and other guidelines presented by each adviser to determine that they meet the requirements of this policy.

Voting Record Reporting

Each adviser must report to the Board once each year regarding its proxy voting with respect to portfolio securities of the Funds during the year. The report must include a separate report of proxies with respect to which the adviser or its affiliates have such a relationship that proxies presented with respect to those companies give rise to a conflict of interest between the adviser and the Funds indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy. The adviser will make available to the Board a copy of the Funds’ proxy voting record for the twelve month period ended June 30th of each year and any other information requested by the Board of Directors.

Subadvisers

The adviser may, but is not required to further delegate the responsibility for voting proxies relating to portfolio securities to a sub-adviser retained to provide investment advisory services to portfolios of the Funds. If such responsibility is delegated to a sub-adviser, the sub-adviser shall assume the reporting responsibilities of the adviser under these policy guidelines.

Record Retention

Each adviser will maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

Revocation

The delegation of authority by the Board to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

[1] The advisers of the Funds and the Funds’ principal underwriter, are not affiliates. The delegation of authority to the advisers to vote proxies relating to portfolio securities eliminates the potential for conflicts of interest between the Funds’ principal underwriter and the Funds’ shareholders from the proxy voting process.

BESSEMER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy Guidelines

An important component of Bessemer’s investment discipline is making appropriate proxy voting decisions. In an effort to support proposals that maximize the value of our clients’ investments over the long term, Bessemer has developed a set of principles that guide our voting decisions. While Bessemer’s voting will generally follow these guidelines, specific voting decisions may differ in any instance where Bessemer believes it to be in the best interest of shareholders.

The Bessemer Proxy Committee (“Proxy Committee”)1 oversees the proxy voting process. The Proxy Committee reviews and approves amendments to the Bessemer Proxy Voting Policy Guidelines every six months or more frequently on a needed basis. The Proxy Committee will seek the input of Bessemer’s portfolio managers and research analysts in regards to controversial matters (i.e. contested board election, merger and acquisition activity, etc) prior to making a voting decision.

Bessemer has contracted with Institutional Shareholder Services (“ISS”), a professional proxy voting and corporate governance service, to provide research on proxy issues and to vote proxies in accordance with Bessemer’s guidelines.

Bessemer may refrain from voting in certain cases where it deems appropriate, if, for example, the cost of voting appears to exceed the expected benefits, or when voting could result in the imposition of trading or other restrictions that may restrict liquidity or otherwise impair investment returns. These conditions are most likely to exist with respect to non-U.S. securities.

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on uncontested director nominees of U.S. companies will be cast as recommended by ISS based on their research and analysis, except that votes will be WITHHELD from director nominees who:

▪	Have poor attendance history at board and committee meetings as determined by ISS;

▪	Own no company stock and have served on the board for more than one year;

▪	Are inside directors or affiliated outside directors and the full board is less than majority independent;

▪	Are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee;

▪	Are compensation committee members and the company has poor compensation practices as determined by ISS;

▪	Have ignored a proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years;

▪	Have adopted a poison pill without shareholder approval since the company’s last annual meeting where there is no requirement to put the pill to shareholder vote within 12 months of its adoption;

▪	Have kept in place a dead-hand or modified dead-hand poison pill;

▪	Have taken egregious actions or failed to replace management as appropriate, as determined by ISS.

Vote FOR nominees for directors of non-U.S. companies in uncontested elections unless there are specific concerns adverse to shareholder interest.

[1]	Comprised of Bessemer’s Chief Investment Officer, U.S. Equities Portfolio Manager, Compliance Officer and Senior Portfolio Analyst

BESSEMER INVESTMENT MANAGEMENT LLC

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote FOR proposals requiring that the positions of chairman and CEO be held separately.

Majority of Independent Directors/Establishment of Committees

Vote FOR proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold under ISS’ definition of independence.

Vote FOR proposals asking that a majority or more of directors on the board, audit, compensation, and/or nominating committees be independent, unless the committee composition already meets this standard.

Majority Vote Proposals

Vote FOR reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Stock Ownership Requirements

Vote FOR proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. Stock ownership on the part of directors is desirable.

2. Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote.

Cumulative Voting

Vote FOR proposals to eliminate cumulative voting. Vote AGAINST proposals to restore or permit cumulative voting.

BESSEMER INVESTMENT MANAGEMENT LLC

Confidential Voting

Vote FOR proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

3. Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors will be evaluated on a CASE-BY-CASE basis, taking into consideration the company’s long-term financial performance, management’s track record, the qualifications of each slate of director nominees and the actions being recommended by each.

Reimbursing Proxy Solicitation Expenses

If the vote is in favor of the dissidents, vote FOR reimbursing proxy solicitation expenses. If the vote is against the dissidents, vote AGAINST reimbursing proxy solicitation expenses.

5. Capital Structure

Common Stock Authorization

Vote FOR proposals to increase the number of shares of common stock authorized for issuance unless ISS’s research and analysis indicate that the resulting authorized but unissued shares are excessive. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals to create a new class of nonvoting or subvoting common stock.

6. Executive/Director Compensation and Employee Stock Plans

Equity-Based Compensation Proposals

Vote FOR reasonably-crafted proposals requiring senior management to own a specified amount of company stock.

BESSEMER INVESTMENT MANAGEMENT LLC

Votes with respect to compensation plans will be cast as recommended by ISS based on their research and analysis, which is summarized below. ISS will value every award type granted by U.S. companies, using the expanded compensation data disclosed under the SEC’s measure the total cost to shareholders of a company’s equity plans. If the cost is deemed to be reasonable, then ISS generally will vote FOR the proposal. However, ISS generally will vote AGAINST equity incentive plan proposals, even if the plans’ cost is deemed reasonable, if any of the following factors apply: a) the ability to reprice stock options without prior shareholder approval, b) excessive CEO compensation relative to company performance (pay-for-performance disconnect), c) excessive three-year average burn rate, or d) the plan is a vehicle for poor pay practices, such as egregious compensation practices.

ISS will evaluate plans proposed by non-U.S. companies using the data available to analyze dilution issues and other plan terms, including plan administration.

Management Proposals Seeking Approval to Reprice Options

Vote AGAINST management proposals seeking approval to reprice options.

Employee Stock Purchase Plans – Qualified Plans

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or

•	Offering period is greater than 27 months; or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans – Non-Qualified Plans

Vote FOR nonqualified employee stock purchase plans with all the following features:

• Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

• Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

• Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

• No discount on the stock price on the date of purchase if there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap as calculated by ISS.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) will be cast as recommended by ISS based on their research and analysis as long as the plan does not exceed the allowable cap and the plan does not violate any other supplemental policies.

BESSEMER INVESTMENT MANAGEMENT LLC

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Proposals on Compensation

Disclosure/Setting Levels or Types of Compensation for Executives and Directors: Generally, vote FOR proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST proposals requiring director fees be paid in stock only. All other proposals regarding executive and director pay will be voted taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Awards: Generally vote FOR proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless: 1) The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); 2) The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes: Vote FOR proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify golden parachutes are voted FOR if they include the following: 1) The triggering mechanism should be beyond the control of management; 2) The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs; 3) Change-in-control payments should be double-triggered, i.e., (a) after a change in control has taken place, and (b) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs): Generally vote FOR proposals requiring companies to draft reports detailing their SERP programs as well as proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Holding Periods: Vote in accordance with ISS’s recommendations on proposals asking companies to adopt holding periods or retention ratios for their executives. ISS’s recommendations generally take into account:

• Whether the company has any holding period, retention ratio or officer ownership requirements in place. These should consist of:

➢	Rigorous stock ownership guidelines, or

➢	A short-term holding period requirement (six months to one year) coupled with a significant long-term ownership requirement, or

➢	A meaningful retention ratio

• officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

7. Poison Pills

Vote FOR proposals that ask a company to submit its poison pill for shareholder ratification. Vote FOR proposals to redeem a company’s poison pill and vote AGAINST management proposals to ratify a poison pill.

8. Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructuring based on such factors as pricing and strategic rationale.

BESSEMER INVESTMENT MANAGEMENT LLC

9. Reincorporation Proposals

Proposals to change a company’s jurisdiction of incorporation will be evaluated by giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when recommended by company management.

10. Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity, and will be evaluated as to whether the proposal will enhance the economic value of the company.

The Proxy Committee will review ISS’s annual report on social policy shareholder resolutions as part of the Proxy Committee’s review of these guidelines.

In general, vote AGAINST proposals unless recommended by company management.

11. Issues in Countries with Share Blocking

Share blocking (the practice in some countries of prohibiting a shareholder from selling its shares for a specified period once it has cast its vote on an upcoming proxy) imposes a significant burden on shareholders in terms of reduced liquidity. Even in countries that permit unblocking, a lengthy delay is involved before a shareholder can execute a desired sale of securities. As a result of the potential inability to sell shares when needed, Bessemer will NOT VOTE proxies in companies located in countries that practice share blocking.

12. Other Issues

All other issues are voted in accordance with the presumption that Bessemer will vote FOR proposals recommended by management and AGAINST proposals unless recommended by management.

13. Conflicts of Interest

In those situations where Bessemer determines that there is a potential conflict of interest, Bessemer will generally retain an independent fiduciary to vote the proxy. In certain cases, the proxy committee will refer the proxy to the governing board of the relevant investment company or the client institution.

DIMENSIONAL FUND ADVISORS LP
PROXY VOTING POLICIES

          Dimensional Fund Advisors LP, (“Dimensional”) has adopted certain Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) for voting proxies on behalf of clients. The Voting Guidelines have been developed by Institutional Shareholder Services, an independent third party service provider (“ISS”), except with respect to certain matters for which Dimensional has modified the standard ISS voting guidelines. A concise summary of the Voting Guidelines is provided.

          The Investment Committee at Dimensional is generally responsible for overseeing Dimensional’s proxy voting process. The Investment Committee has formed a Corporate Governance Committee composed of certain officers, directors and other personnel of Dimensional and has delegated to its members authority to (i) oversee the voting of proxies, (ii) make determinations as to how to vote certain specific proxies, (iii) verify the on-going compliance with the Voting Policies, and (iv) review the Voting Policies from time to time and recommend changes to the Investment Committee. The Corporate Governance Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Voting Policies and may designate other personnel of Dimensional to vote proxies on behalf of its clients, including all authorized traders of Dimensional.

          Dimensional votes (or refrains from voting) proxies in a manner consistent with the best interests of its clients as understood by Dimensional at the time of the vote. Generally, Dimensional analyzes proxy statements on behalf of its clients in accordance with the Voting Policies and the Voting Guidelines. Most proxies that Dimensional receives will be voted in accordance with the Voting Guidelines. Since most proxies are voted in accordance with the Voting Guidelines, it normally will not be necessary for Dimensional to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Dimensional during the proxy voting process. However, the Proxy Policies do address the procedures to be followed if a conflict of interest arises between the interests of Dimensional’s clients, and the interests of Dimensional or its affiliates. If the Corporate Governance Committee member has actual knowledge of a material conflict of interest and recommends a vote contrary to the Voting Guidelines, Dimensional, prior to voting, will fully disclose the material conflict to the client and vote the proxy in accordance with such client’s direction.

          Dimensional will usually vote proxies in accordance with the Voting Guidelines. The Voting Guidelines provide a framework for analysis and decision making, however, the Voting Guidelines do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, Dimensional reserves the right to vote counter to the Voting Guidelines if, after a review of the matter, Dimensional believes that the best interests of the client would be served by such a vote. In such a circumstance, the analysis will be documented in writing and periodically presented to the Corporate Governance Committee. To the extent that the Voting Guidelines do not cover potential voting issues, Dimensional will vote on such issues in a manner that is consistent with the spirit of the Voting Guidelines and that Dimensional believes would be in the best interests of the client.

          Dimensional votes (or refrains from voting) proxies in a manner that Dimensional determines is in the best interests of a client and which seeks to maximize the value of that client’s investments. In some cases, Dimensional may determine that it is in the best interests of a client to refrain from exercising proxy voting rights. Dimensional may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Dimensional, exceed the expected benefits of voting. For securities on loan, Dimensional will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes. It is Dimensional’s belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by Dimensional recalling loaned securities in order to ensure they are voted. Dimensional does intend to recall securities on loan if it determines that voting the securities is likely to materially affect the value of the client’s investment and that it is in the client’s best interests to do so. In cases where Dimensional does not receive a solicitation or enough information within a sufficient time (as reasonably determined by Dimensional) prior to the proxy-voting deadline, Dimensional may be unable to vote.

          With respect to non-U.S. securities, it is typically both difficult and costly to vote proxies due to local regulations, customs, and other requirements or restrictions. Dimensional does not vote proxies of non-U.S. companies if Dimensional determines that the expected economic costs from voting outweigh the anticipated economic benefit to a client associated with voting. Dimensional determines whether to vote proxies of non-U.S. companies on a portfolio-by-portfolio basis, and generally implements uniform voting procedures for all proxies of companies in a country. Dimensional periodically reviews voting logistics, including costs and other voting difficulties, on a portfolio by portfolio and country by country basis, in order to determine if there have been any material changes that would affect Dimensional’s decision of whether or not to vote. In the event Dimensional is made aware of and believes an issue to be voted is likely to materially affect the economic value of a client, that its vote is reasonably likely to influence the ultimate outcome of the contest, and the expected benefits of voting the proxies exceed the costs, Dimensional will make every reasonable effort to vote such proxies.

          Dimensional has retained ISS to provide certain services with respect to proxy voting. ISS provides information on shareholder meeting dates and proxy materials; translates proxy materials printed in a foreign language; provides research on proxy proposals and voting recommendations in accordance with the Voting Guidelines; effects votes on behalf of clients; and provides reports concerning the proxies voted. Although Dimensional may consider the recommendations of ISS on proxy issues, Dimensional remains ultimately responsible for all proxy voting decisions.

APPENDIX

ISS Governance Services Concise Summary of 2009 U.S. Proxy Voting Guidelines Effective for Meetings on or after February 1, 2009

The following is a concise summary of the voting Guidelines for voting U.S. proxies.

1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

	-	Degree to which absences were due to an unavoidable conflict;

	-	Pattern of absenteeism; and

	-	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;*

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

•

The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

•	The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

* Dimensional will screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.

•

The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

•	The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

•	There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);

•	The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

•	The company has backdated options (see “Options Backdating” policy);

The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

	-	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

	-	serves as liaison between the chairman and the independent directors;

	-	approves information sent to the board;

	-	approves meeting agendas for the board;

	-	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

	-	has the authority to call meetings of the independent directors;

	-	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

	-	Egregious compensation practices;

	-	Multiple related-party transactions or other issues putting director independence at risk;

	-	Corporate and/or management scandals;

	-	Excessive problematic corporate governance provisions; or

	-	Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

•	a classified board structure;

•	a supermajority vote requirement;

•	majority vote standard for director elections with no carve out for contested elections;

•	the inability of shareholders to call special meetings;

•	the inability of shareholders to act by written consent;

•	a dual-class structure; and/or

•	a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;

•	One or more of the dissident’s candidates is elected;

•	Shareholders are not permitted to cumulate their votes for directors; and

•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

•	the trigger (NOL pills generally have a trigger slightly below 5%);

•	the value of the NOLs;

•	the term;

•	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

•	other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company’s state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;

•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by ISS’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Specific reasons/ rationale for the proposed increase;

•	The dilutive impact of the request as determined through an allowable cap generated by ISS’ quantitative model;

•	The board’s governance structure and practices; and

•	Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

•	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

•

The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

•	Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

•	Excessive perks/tax reimbursements:

	-	Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

	-	Reimbursement of income taxes on executive perquisites or other payments;

	-	Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

•	Egregious pension/SERP (supplemental executive retirement plan) payouts:

	-	Inclusion of additional years of service not worked that result in significant payouts;
	-	Inclusion of performance-based equity awards in the pension calculation;

•	New CEO with overly generous new hire package:

	-	Excessive “make whole” provisions;

	-	Any of the poor pay practices listed in this policy;

•	Excessive severance and/or change in control provisions:

	-	Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

	-	Payments upon an executive’s termination in connection with performance failure;

	-	Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

-

New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

	-	Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

	-	New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

	-	Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Poor disclosure practices:

	-	Unclear explanation of how the CEO is involved in the pay setting process;

	-	Retrospective performance targets and methodology not discussed;

	-	Methodology for benchmarking practices and/or peer group not disclosed and explained;

•	Internal Pay Disparity:

	-	Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

•	Options backdating (covered in a separate policy);

•	Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

•	Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

•	Evaluation of peer groups used to set target pay or award opportunities;

•	Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

•	Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

•	Balance of fixed versus performance-driven pay;

•	Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

•

Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

•	Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans— Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management’s control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

	-	Rigorous stock ownership guidelines, or

	-	A holding period requirement coupled with a significant long-term ownership requirement, or

	-	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business as measured by sales, assets, and earnings;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company’s analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

•	The company’s business and the proportion of it affected by the resolution;

•	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

•	The nature of the company’s business and the potential for reputational and market risk exposure;

•	The existing disclosure of relevant policies;

•	Deviation from established industry norms;

•	The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

•	Whether the proposal focuses on specific products or geographic regions; and

•	The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

•

The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

•	Significant controversies, fines, or litigation surrounding a company’s public policy activities,

•	The company’s current level of disclosure on lobbying strategy, and

•	The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

ISS Governance Services
Concise Summary of 2009
Non-U.S. Proxy Voting Guidelines
Effective for Meetings on or after February 1, 2009

1. Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

ISS Classification of Directors – International Policy 2009

Executive Director
• Employee or executive of the company;
• Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

• Any director who is attested by the board to be a non-independent NED;

• Any director specifically designated as a representative of a significant shareholder of the company;

• Any director who is also an employee or executive of a significant shareholder of the company;

• Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

• Government representative;

• Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

• Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

• Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

• Relative[1] of a current employee of the company or its affiliates;

• Relative[1] of a former executive of the company or its affiliates;

• A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

• Founder/co-founder/member of founding family but not currently an employee;

• Former executive (5 year cooling off period);

• Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

Independent NED

• No material[5] connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

• Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, ISS will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, ISS will support the proposed authority.

In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

ISS may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

ADDRESSES

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Underwriter
PFPC DISTRIBUTORS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Adviser
BESSEMER INVESTMENT MANAGEMENT LLC
630 Fifth Avenue
New York, New York 10111

Sub-Advisers
DIMENSIONAL FUND ADVISORS LP
(SUB-ADVISER TO THE GLOBAL SMALL & MID CAP FUND)
6300 Bee Cave Road, Building One,
Austin, Texas 78746

CHAMPLAIN INVESTMENT PARTNERS, LLC
(SUB-ADVISER TO THE GLOBAL SMALL & MID CAP FUND)
346 Shelburne Road
Burlington, Vermont 05401

FRANKLIN ADVISERS, INC.
(SUB-ADVISER TO THE GLOBAL OPPORTUNITIES FUND)
One Franklin Parkway
San Mateo, California 94403

T. ROWE PRICE INTERNATIONAL, INC.
(SUB-ADVISER TO THE GLOBAL OPPORTUNITIES FUND)
100 East Pratt Street
Baltimore, Maryland 21202

SHENKMAN CAPIAL MANAGEMENT, INC.
(SUB-ADVISER TO THE GLOBAL OPPORTUNITIES FUND)
461 Fifth Avenue
New York, New York 10017

Custodians
BESSEMER TRUST COMPANY
100 Woodbridge Center Drive
Woodbridge, New Jersey 07095

CITIBANK, N.A.
111 Wall Street
New York, New York 10005

Fund Administrator, Accountant & Transfer Agent
PNC GLOBAL INVESTMENT SERVICING (U.S.) INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Independent Registered Public Accounting Firm
ERNST & YOUNG LLP
5 Times Square
New York, New York 10036

Fund Counsel
GOODWIN PROCTER LLP
901 New York Avenue, NW
Washington, DC 20001

Counsel to the Independent Directors
PAUL HASTINGS JANOFSKY & WALKER LLP
75 East 55th Street
New York, New York 10022

PART C

OTHER INFORMATION

OLD WESTBURY FUNDS, INC.

ITEM 23.	EXHIBITS

(a)(i)	Articles of Incorporation of the Registrant are incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement filed on February 28, 1996 (File No. 33-66528).

(a)(ii)

Articles Supplementary of the Registrant, Amendment No. 1 are incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed on February 29, 2000 (File No. 33-66528).

(a)(iii)

Articles Supplementary of the Registrant, Amendment No. 2 are incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed on February 29, 2000 (File No. 33-66528).

(a)(iv)

Articles Supplementary of the Registrant, Amendment No. 3 are incorporated by reference to Post-Effective Amendment No. 14 to Registrant’s Registration Statement filed on February 29, 2000 (File No. 33-66528).

(a)(v)

Articles Supplementary of the Registrant, Amendment No. 4 are incorporated by reference to Post-Effective Amendment No. 20 to Registrant’s Registration Statement filed on February 20, 2004 (File No. 33-66528).

(a)(vi)

Articles Supplementary of the Registrant, Amendment No. 5 are incorporated by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement filed on May 28, 2004 (File No. 33-66528).

(a)(vii)

Articles Supplementary of the Registrant, Amendment No. 6 are incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(a)(viii)

Articles Supplementary of the Registrant, Amendment No. 7 are incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(a)(ix)

Articles of Amendment of the Registrant dated July 29, 2008 are incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(a)(x)

Articles of Amendment of the Registrant dated October 2, 2008 are incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(a)(xi)	Articles of Amendment of Registrant dated October 23, 2008 are filed herewith.

(b)(i)	Copy of By-Laws of the Registrant is incorporated by reference to Post-Effective Amendment No. 3 to Registrant’s Registration Statement filed on February 28, 1996 (File No. 33-66528).

(b)(ii)	Amendment No. 1 to By-Laws of the Registrant is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(c)	Not Applicable.

(d)(i)

Amended and Restated Investment Advisory Agreement dated November 12, 2007 between the Registrant and Bessemer Investment Management LLC is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(d)(ii)

Sub-Advisory Agreement dated April 6, 2005 among the Registrant, BIM and Dimensional Fund Advisors, Inc. (“Dimensional”) with respect to the Global Small & Mid Cap Fund (formerly Global Small Cap Fund) is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(d)(iii)

Sub-Advisory Agreement dated October 1, 2008 among the Registrant, BIM and Champlain Investment Partners, LLC (“Champlain”) with respect to the Global Small & Mid Cap Fund (formerly Global Small Cap Fund) is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(d)(iv)

Sub-Advisory Agreement dated November 12, 2007 among the Registrant, BIM and Franklin Advisers, Inc. (“Franklin”) is incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on February 28, 2008.

(d)(v)

Sub-Advisory Agreement dated November 12, 2007 among the Registrant, BIM and T. Rowe Price International, Inc. (“T. Rowe Price”) is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(d)(vi)

Sub-Advisory Agreement dated September 24, 2008 among the Registrant, BIM and Shenkman Capital Management, Inc. (“SCM”) is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(d)(vii)

Amendment to Sub-Advisory Agreement dated September 24, 2008 among the Registrant, BIM and Dimensional is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(d)(viii)

Fee Waiver Commitment Letter of BIM and Bessemer Trust Company, N.A. dated February 12, 2008 is incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on February 28, 2008.

(d)(ix)

Fee Waiver Commitment Letter of BIM (relating to the Real Return Fund) dated October 15, 2008 is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(d)(x)

Fee Waiver Commitment Letter of BIM (relating to the Non-U.S. Large Cap Fund) dated October 1, 2008 is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(d)(xi)	Fee Waiver Commitment Letter of BIM (relating to the Global Small & Mid Cap Fund) dated December 11, 2008 is filed herewith.

(d)(xii)	Form of Fee Waiver Commitment Letter of BIM (relating to the Global Opportunities Fund) is filed herewith.

(e)(i)

Underwriting Agreement between Registrant and PFPC Distributors, Inc. dated April 3, 2006 is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(e)(ii)

Amended and Restated Exhibit to Underwriting Agreement dated November 12, 2007 between the Registrant and PFPC Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(e)(iii)	Form of Selling Agreement is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(f)	Not Applicable.

(g)(i)

Custody Agreement between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement filed on October 5, 1993 (File No. 33-66528).

(g)(ii)

Amendment to Custodian Agreement dated May 2, 2001 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(g)(iii)

Second Amendment to Custodian Agreement dated September 1, 2004 between Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed on January 31, 2005 (File No. 33-66528).

(g)(iv)

Third Amendment to Custodian Agreement dated September 1, 2005 between Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(g)(v)

Fourth Amendment to Custodian Agreement dated December 6, 2006 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on September 26, 2007 (File No. 33-66528).

(g)(vi)

Fifth Amendment to Custodian Agreement dated July 31, 2008 between the Registrant and Bessemer Trust Company is incorporated by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on August 20, 2008 (File No. 33-66528).

(g)(vii)

Global Custodial Services Agreement dated March 16, 2005 between Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(g)(viii)

Amended Schedule to Global Custodial Services Agreement dated November 7, 2007 between Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(g)(ix)

First Amendment to Custodian Agreement dated December 1, 2006 between the Registrant and Citibank, N.A. is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(g)(x)

Third Amendment to Custodian Agreement dated July 31, 2008 between the Registrant and Citibank, N.A., is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(g)(xi)

Fee Waiver Commitment Letter of Citibank (relating to the Real Return Fund) dated July 23, 2008 is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(h)(i)

Administration and Accounting Services Agreement dated April 3, 2006 between the Registrant and PNC Global Investment Servicing (US) Inc. (formerly, PFPC Inc.) (“PNC”) is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(h)(ii)

Amended and Restated Exhibits to Administration and Accounting Services Agreement dated November 12, 2007 between the Registrant and PNC (formerly, PFPC Inc.) are incorporated by reference to Post-Effective

Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(h)(iii)	Fee Waiver Commitment Letter of PNC (relating to the Real Return Fund) is filed herewith.

(h)(iv)

Transfer Agency Services Agreement dated April 3, 2006 between the Registrant and PNC (formerly, PFPC Inc.) is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(h)(v)

Amended and Restated Exhibit to Transfer Agency Services Agreement dated November 12, 2007 between the Registrant and PNC (formerly, PFPC Inc.) is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(h)(vi)

Participation Agreement dated January 25, 2008 among the Registrant, iShares Trust and iShares, Inc. is incorporated by reference to Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on February 28, 2008.

(i)	Legal Opinion of Goodwin Procter LLP is filed herewith.

(j)	Consent of Ernst & Young LLP is filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(i)

Shareholder Servicing Plan on behalf of the Funds (including Form of Shareholder Servicing Agreement between the Registrant and Bessemer Trust Company, N.A. and Form of Shareholder Sub-Servicing Agreement) is incorporated by reference to Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on March 1, 2007 (File No. 33-66528).

(m)(ii)

Amended Appendix to Shareholder Servicing Plan dated November 12, 2007 and Amended Schedule to Shareholder Servicing Agreement dated November 12, 2007 between the Registrant and Bessemer Trust Company, N.A. are incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(n)	Not Applicable.

(o)	Reserved.

(p)(i)

Code of Ethics of the Registrant as amended May 14, 2007 is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(p)(ii)	Code of Ethics of BIM and its affiliates is incorporated by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement filed on March 16, 2005 (File No. 33-66528).

(p)(iii)	Code of Ethics of PFPC Distributors, Inc. is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(p)(iv)	Code of Ethics of Dimensional is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(p)(v)	Code of Ethics of Champlain is incorporated by reference to Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on February 28, 2006 (File No. 33-66528).

(p)(vi)	Code of Ethics of Franklin is filed herewith.

(p)(vii)	Code of Ethics of T. Rowe Price is incorporated by reference to Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on November 9, 2007 (File No. 33-66528).

(p)(viii)	Code of Ethics of SCM is incorporated by reference to Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on October 20, 2008 (File No. 33-66528).

(q)(i)	Power of Attorney of Patricia L. Francy is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(ii)	Power of Attorney of Marc D. Stern is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(iii)	Power of Attorney of Eugene P. Beard is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(vi)	Power of Attorney of Robert M. Kaufman is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(vii)	Power of Attorney of John R. Whitmore is incorporated by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement filed on December 14, 2006 (File No. 33-66528).

(q)(viii)	Power of Attorney of Stephen M. Watson is incorporated by reference to Post-Effective Amendment No. 29 to Registrant’s Registration Statement filed on August 24, 2007 (File No. 33-66528).

(q)(ix)	Power of Attorney of Peter C. Artemiou is filed herewith.

ITEM 24.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

OWF Real Return Fund Ltd., a wholly-owned subsidiary of Old Westbury Real Return Fund organized under the laws of the Cayman Island.

ITEM 25.	INDEMNIFICATION

Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on February 26, 1997.

ITEM 26.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

BIM (the “Adviser”) manages the Fund’s assets, including buying and selling portfolio securities. The Adviser’s address is 630 Fifth Avenue, New York, New York 10111.

The Adviser is an affiliate of Bessemer Trust Company and a subsidiary of Bessemer Trust Company, N.A. which is a subsidiary of The Bessemer Group, Incorporated.

Information regarding the directors and officers of the Adviser is included in the Adviser’s Form ADV (SEC Number 801-60185) on file with the Securities and Exchange Commission (“SEC”) and is incorporated by reference.

Dimensional is a sub-adviser to the Global Small & Mid Cap Fund (formerly Global Small Cap Fund). Information regarding the directors and officers of Dimensional is included in Dimensional’s Form ADV on file with the SEC and is incorporated by reference.

Champlain is a sub-adviser to the Global Small & Mid Cap Fund (formerly Global Small Cap Fund). Information regarding the directors and officers of Champlain is included in Champlain’s Form ADV on file with the SEC and is incorporated by reference.

Franklin is a sub-adviser to the Global Opportunities Fund. Information regarding the directors and officers of Franklin is included in Franklin’s Form ADV on file with the SEC and is incorporated by reference.

T. Rowe Price is a sub-adviser to the Global Opportunities Fund. Information regarding the directors and officers of T. Rowe Price is included in T. Rowe Price’s Form ADV on file with the SEC and is incorporated by reference.

SCM is a sub-adviser to the Global Opportunities Fund. Information regarding the directors and officers of SCM is included in SCM’s Form ADV on file with the SEC and is incorporated by reference.

Item 27.	PRINCIPAL UNDERWRITER

(a)	PFPC Distributors, Inc. (“the Distributor”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National

Association of Securities Dealers. As of January 31, 2009, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds, Inc.
Aston Funds
Atlantic Whitehall Funds Trust
BHR Institutional Funds
CRM Mutual Fund Trust
E.I.I. Realty Securities Trust
FundVantage Trust
Embarcadero Funds
GuideStone Funds
Highland Floating Rate Fund
Highland Floating Rate Advantage Fund
Highland Funds I
IndexIQ Trust
Kalmar Pooled Investment Trust
Matthews Asian Funds
Metropolitan West Funds
New Alternatives Fund
The RBB Fund, Inc.
Stratton Multi-Cap Fund
Stratton Monthly Dividend REIT Shares, Inc.
The Stratton Funds, Inc.
The Torray Fund

(b)

The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406. The Distributor is a wholly-owned subsidiary of PNC Global Investment Servicing (U.S.) Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the Distributor:

Board of Directors

Name	Position
Nicholas M. Marsini, Jr.	Director
Michael DeNofrio	Director
Steven Turowski	Director
T. Thomas Deck	Director
Dennis J. Westley	Director

Officers

Name	Position
T. Thomas Deck	President and Chief Executive Officer
Bruno DiStefano	Vice President
Susan K. Moscaritolo	Vice President, Secretary and Clerk
Mark D. Pinocci	Vice President
Matthew O. Tierney	Treasurer and Chief Financial Officer
Rita G. Adler	Chief Compliance Officer
Jodi L. Jamison	Chief Legal Officer
Maria C. Schaffer	Controller and Assistant Treasurer
John J. Munera	Anti-Money Laundering Officer
Ronald Berge	Assistant Vice President
Scott A. Thornton	Assistant Secretary and Assistant Clerk
Dianna A. Stone	Assistant Secretary and Assistant Clerk

     (c)     Not Applicable.

ITEM 28.	LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at the following locations:

(1)	PNC Global Investment Servicing (U.S.) Inc., Bellevue Corporate Center, 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as administrative agent).

(2)

PNC Global Investment Servicing (U.S.) Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406 (records relating to its functions as accounting, administrative, transfer agent and dividend disbursing agent).

(3)	PFPC Distributors, Inc., 760 Moore Road, Valley Forge, Pennsylvania 19406. (records relating to its functions as distributor).

(4)	Bessemer Trust Company, 100 Woodbridge Center, Woodbridge, New Jersey 07095 (records relating to its functions as custodian).

(5)	Citibank, N.A., 388 Greenwich Street, 14th Floor, New York, New York 10013 (records relating to its function as custodian).

(6)	Bessemer Investment Management LLC, 630 Fifth Avenue, New York, New York 10111 (records relating to its functions as investment adviser).

(7)

Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746 (records relating to its function as sub-adviser to the Global Small & Mid Cap Fund, formerly Global Small Cap Fund).

(8)	Champlain Investment Partners, LLC, 346 Shelburne Road, Burlington, Vermont 05401 (records relating to its function as sub-adviser to the Global Small & Mid Cap Fund, formerly Global Small Cap Fund).

(9)	Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403 (records relating to its function as sub-adviser to the Global Opportunities Fund).

(10)	T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 (records relating to its function as sub-adviser to the Global Opportunities Fund).

(11)	Shenkman Capital Management, Inc., 461 Fifth Avenue, New York, New York 10017 (records relating to its function as sub-adviser to the Global Opportunities Fund).

ITEM 29.	MANAGEMENT SERVICES

Not Applicable.

ITEM 30.	UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(b) under the 1933 Act, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on the 25th day of February, 2009.

OLD WESTBURY FUNDS, INC.

By:

Marc D. Stern, President*

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on the 25th day of February, 2009.

Name	Title	Date

	President*	February 25, 2009

Marc D. Stern

	Director*	February 25, 2009

Patricia Francy

	Director*	February 25, 2009

Robert M. Kaufman

	Director*	February 25, 2009

Eugene P. Beard

	Director*	February 25, 2009

John R. Whitmore

	Director*	February 25, 2009

Stephen M. Watson

	Treasurer, Principal Financial Officer*	February 25, 2009

Peter C. Artemiou

*By:	/s/ Steven Williamson

Steven Williamson
As Attorney-in-Fact
February 25, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.23(a)(xi)	Articles of Amendment dated October 23, 2008

99.23(d)(xi)	Fee Waiver Committee Letter of BIM relating to the Global Small & Mid Cap Fund

99.23(d)(xii)	Form of Fee Waiver Commitment Letter of BIM relating to the Global Opportunities Fund

99.23(h)(iii)	Fee Waiver Commitment Letter of PNC relating to the Real Return Fund

99.23(i)	Legal Opinion of Goodwin Procter, LLP

99.23(j)	Consent of Ernst & Young LLP

99.23(p)(vi)	Code of Ethics of Franklin

99.23(q)(ix)	Power of Attorney of Peter C. Artemiou